[front cover]

June 30, 2000

AMERICAN CENTURY(reg.sm)
VARIABLE PORTFOLIOS

Semiannual Report

[graphic of runners]
[graphic of person looking at computer screen]

VP Value

[american century logo and text logo(reg.sm)]
American
Century

[inside front cover]

VARIABLE PORTFOLIOS
VP VALUE
----------------------------


Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers III and James E. Stowers, Jr.]

James E. Stowers III, seated, with James E. Stowers, Jr.

     Value investors continued to face a headwind during the six months ended June 30, 2000. Except for a few weeks in the middle of the period, when value stocks briefly beckoned investors who had become wary of rich valuations across the technology sector, value-oriented companies could gain little traction.

     As your portfolio managers indicate in their discussion, they adhered to their disciplined strategy of investing in high-quality, inexpensively priced companies. True, that genre of firms has been out of favor for a frustratingly long time, but we think it's only a matter of time before investors find it impossible to walk away from the growing abundance of sound companies selling at bargain prices. In any event, we are staying true to our investment approach of filling our portfolio with what we perceive to be the market's best value opportunities. VP Value has shown over time that when the value style is in vogue, we are capable of providing above-average returns at attractive levels of risk.


     Turning to corporate matters, we're proud to announce that American Century's fund performance reports earned the Communications Seal from DALBAR, Inc., an independent financial services research firm. They commended us for meeting investors' needs with an attractive document that is easy to read and understand. You can count on us to keep looking for ways to improve our reports and fund literature.

     We appreciate your continued confidence in American Century.

Sincerely,
/signature/                           /signature/
James E. Stowers, Jr.                 James E. Stowers III
Chairman of the Board and Founder     Vice Chairman of the Board and
                                      Chief Executive Officer

[right margin]

Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3

VP VALUE
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Top Ten Holdings .......................................................    6
   Top Five Industries ....................................................    6
   Types of Investments ...................................................    7
   Schedule of Investments ................................................    8

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   10
   Statement of Operations ................................................   11
   Statement of Changes
      in Net Assets .......................................................   12
   Notes to Financial
      Statements ..........................................................   13
   Financial Highlights ...................................................   15

OTHER INFORMATION
   Background Information
     Investment Philosophy
         and Policies .....................................................   16
     Comparative Indices ..................................................   16
     Portfolio Managers ...................................................   16
   Glossary ...............................................................   17


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Overshadowed by high-flying technology companies, value stocks lagged the broader market during the six months ended June 30, 2000.

* As the period opened, growth companies led the field, sending the Nasdaq Composite up more than 15% in the first two months of the year. The tide turned in March and April, however, as interest rate and inflationary concerns, coupled with Microsoft's court ruling and rising valuations in the technology sector, prompted a retreat to the safety and familiarity of "Old Economy" firms. The move was sudden and powerful, with the Nasdaq tumbling 25% during a single week in April.

* When the Federal Reserve chose not to raise interest rates in June, a sign that the economy, while strong, was not overheating, the growth style once again claimed the markets. Investors gingerly returned to technology issues, leaving behind value-oriented stocks at their most attractive prices in years.

VP VALUE

* VP Value fell 4.00% during the six months ended June 30, 2000, underperforming its new benchmark, the Lipper Multi-Cap Value Index, which declined 0.77%. The S&P 500 retreated 0.42%.

* Electrical equipment companies were VP Value's strongest performers, followed closely by electric utilities. Holdings in health care and financial services also helped boost returns. In each case, individual companies achieved outstanding performance in sectors and markets that were otherwise mixed or negative.

* Food and beverage companies detracted from performance, as lagging sales, increasing competition, and low prices restrained the industry.

[left margin]

                              VP VALUE
       TOTAL RETURNS:                            AS OF 6/30/00
          6 Months                                      -4.00%*
          1 Year                                       -15.88%
       INCEPTION DATE:                                  5/1/96
       NET ASSETS:                              $453.4 million

* Not annualized.

Investment terms are defined in the Glossary on pages 17-18.


2      1-800-345-6488


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------

[photo of Mark Mallon]

Mark Mallon, head of specialty, asset allocation, and growth and income equity funds at American Century

SUBDUED RETURNS FOR VALUE STOCKS

     Value stocks continued to trail the overall market during the six months ended June 30, 2000, a period marked by heightened stock market volatility. When we closed our books for the first half of 2000, the Standard & Poor's 500/BARRA Value Index had declined 4.07%, while the S&P 500 was down 0.42%.

A SHIFT IN SENTIMENT

     The period was short, but momentous. Embedded in the six months was a sudden and powerful shift in investor sentiment. At the start of the period, growth stocks, especially those of technology-oriented companies, led the market. Indeed, investors seemed to favor those and little else, as the technology-laden Nasdaq Composite Index gained more than 15% during the first two months of the year, versus a 7% drop in the S&P 500 and a 9% decline in the S&P 500/BARRA Value Index.

A TURN IN THE MARKET

     In mid-March, however, the market began to shift. A controversy involving ownership of genetic information staggered the biotech sector, and one month later, the malaise had spread to technology. By April 10, the judgment against Microsoft, a steady drumbeat of Fed interest rate increases, and rich valuations across the technology sector combined to propel investors into other sectors of the market. The stampede took the Nasdaq down 25% in the following week.

     The shift played to value-oriented funds, as stodgy, Old Economy companies were beacons for defensive-minded investors. The S&P 500/BARRA Value Index gained more than 9% during March and April, beating the 6% gain for the S&P 500 and the 17% plunge in the growth-biased Nasdaq Composite.

     The stock market moved in fits and starts for the next few weeks. Then, late in the second quarter, as concerns about interest rates and inflation began to cool, investors began moving back into technology stocks, albeit with a greater degree of discrimination. The Nasdaq rebounded more than 16% in June--the fifth best month in the index's history. Meanwhile, with value stocks unable to hold investors' attention, the S&P 500/BARRA Index slipped 3.95% during the month.

OPPORTUNITIES

     In their rush to embrace speculative Internet shares, investors rejected many non-technology firms -- even though they offered strong earnings growth -- to the point where many fundamentally sound firms were selling at historically low levels. Staying the course, VP Value was able to capitalize on many of these opportunities and thus stands to further benefit when the market's affection for Old Economy stocks is rekindled.

[right margin]

"THE PERIOD WAS SHORT, BUT MOMENTOUS. EMBEDDED IN THE SIX MONTHS WAS A SUDDEN AND POWERFUL SHIFT IN INVESTOR SENTIMENT."

MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 2000

S&P 500/BARRA VALUE            -4.07%
S&P MIDCAP 400/BARRA VALUE      3.45%
S&P SMALLCAP 600/BARRA VALUE    4.78%

Source: Lipper Inc. and Russell/Mellon Analytical

These indices represent the performance of large-, medium-, and small-capitalization value stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED JUNE 30, 2000

[data for line chart below]

                S&P 500/            S&P MidCap           S&P SmallCap
               BARRA Value       400/BARRA Value        600/BARRA Value
12/31/99         $1.00                $1.00                  $1.00
1/31/00          $0.97                $0.96                  $0.95
2/29/00          $0.91                $0.92                  $0.99
3/31/00          $1.00                $1.06                  $1.03
4/30/00          $1.00                $1.05                  $1.04
5/31/00          $1.00                $1.08                  $1.02
6/30/00          $0.96                $1.03                  $1.05

Value on 6/30/00

S&P 500/BARRA Value            $0.96
S&P MidCap 400/BARRA Value     $1.03
S&P SmallCap 600/BARRA Value   $1.05


                                                  www.americancentury.com     3


VP Value--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2000
                                                 LIPPER MULTI-     S&P 500/
                          VP VALUE    S&P 500     CAP VALUE      BARRA VALUE

6 MONTHS(1)                 -4.00%     -0.42%       -0.77%          -4.07%
1 YEAR                     -15.88%      7.24%       -6.66%          -5.11%
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
3 YEARS                      3.53%     19.66%        7.20%          11.43%
LIFE OF FUND(2)              8.64%     23.09%       11.95%          15.60%

(1)  Returns for periods less than one year are not annualized.

(2)  The fund's inception date was 5/1/96.

See pages 16-18 for information about the indices and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.

GROWTH OF $10,000 OVER LIFE OF FUND

$10,000 investment made 5/1/96

Value on 6/30/00
S&P 500                   $23,767
S&P 500/BARRA Value       $18,296
Lipper Multi-Cap Value    $16,005
VP Value                  $14,124

[data for mountain chart below]

                                                Lipper Multi-Cap     S&P 500/
                    VP Value       S&P 500        Value Index       BARRA Value

Date                 Value          Value            Value            Value
5/1/1996           $10,000         $10,000          $10,000          $10,000
6/30/1996          $10,275         $10,297          $10,094          $10,102
9/30/1996          $10,322         $10,615          $10,392          $10,369
12/31/1996         $11,228         $11,499          $11,262          $11,351
3/31/1997          $11,256         $11,808          $11,452          $11,552
6/30/1997          $12,727         $13,870          $12,994          $13,223
9/30/1997          $14,218         $14,908          $14,293          $14,435
12/31/1997         $14,157         $15,336          $14,293          $14,755
3/31/1998          $15,764         $17,475          $15,926          $16,459
6/30/1998          $14,992         $18,052          $15,644          $16,545
9/30/1998          $13,360         $16,256          $13,266          $14,409
12/31/1998         $14,838         $19,718          $15,226          $16,920
3/31/1999          $14,218         $20,702          $15,335          $17,403
6/30/1999          $16,790         $22,164          $17,147          $19,282
9/30/1999          $14,935         $20,778          $15,303          $17,502
12/31/1999         $14,712         $23,870          $16,130          $19,072
3/31/2000          $14,384         $24,417          $16,167          $19,116
6/30/2000          $14,124         $23,767          $16,005          $18,296

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500 Index, the Lipper Multi-Cap Value Index, and the S&P 500/BARRA Value Index are provided for comparison. VP Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED JUNE 30)

[data for bar chart below]

            VP Value    Lipper Multi-Cap Value Index    S&P/BARRA 500 Value
Date         Return                 Return                    Return
6/30/96*      2.75%                  0.94%                     1.02%
6/30/97      23.86%                 28.73%                    30.89%
6/30/98      17.80%                 20.39%                    25.12%
6/30/99      11.98%                  9.61%                    16.55%
6/30/00     -15.88%                 -6.66%                    -5.11%

* From 5/1/96 (Inception) to 6/30/96.


4     1-800-345-6488


VP Value--Q&A
--------------------------------------------------------------------------------

[photo of Phil Davidson and Scott Moore]

     An interview with Phil Davidson and Scott Moore, portfolio managers on the VP Value investment team.

HOW DID VP VALUE PERFORM FOR THE SIX MONTHS ENDED JUNE 30, 2000?

     VP Value declined 4.00% during the six months. It underperformed its new benchmark, the Lipper Multi-Cap Value Index, which was down 0.77%. VP Value's previous benchmark, the S&P 500/BARRA Value Index, fell 4.07% in the period, while the S&P 500 Index dropped 0.42%.

WHY WAS THE FUND'S BENCHMARK CHANGED?

     VP Value's original benchmark, the S&P 500/BARRA Value Index, reflects the performance of S&P 500 stocks that have characteristics associated with value-style securities. Because the index tracks stocks in the S&P 500, it reflects the performance of generally larger companies. In contrast, VP Value tends to invest across the capitalization spectrum. In fact, as of March 31, about 35% of VP Value's assets were invested in mid-cap companies, with another 34% in small-cap companies. Even with this disparity in capitalization, until recently the S&P 500/BARRA Value Index was the most appropriate index for the fund.

     In September 1999, Lipper Inc., the leading mutual fund ranking organization, introduced value-oriented indices based on investment style as well as capitalization. Its new Multi-Cap Value Index reflects the performance of small-, medium- and large-cap value stocks. In our opinion, it is more representative of VP Value's portfolio.

WHAT FACTORS CAUSED VP VALUE TO UNDERPERFORM ITS BENCHMARK AND  THE BROADER
MARKET?

     First and foremost, our investment approach was out of favor for much of the period. Growth stocks led the market during January and February, and, within that realm, technology- related companies were the strongest performers, taking indices like the technology-heavy Nasdaq Composite to record levels. In fact, value stocks became sources of capital for investors caught up in the technology move.

     From our perspective, the majority of technology stocks remain too expensive for our price-driven ownership criteria. Beyond that, many value stocks in the technology arena carry risks we're not willing to shoulder. They are often issues of companies that are facing fundamental or structural problems that can result in viability concerns.

     Finally, an additional factor influencing VP Value's performance was its relatively hefty stake in banks and food and beverage companies. Rising interest rates weighed on the bank group as a whole, while the defensive nature of food stocks, combined with the historically slower growth of that industry, made them an unappealing choice for investors.

WHICH INDUSTRIES OR STOCKS CONTRIBUTED THE MOST TO RETURNS?

     Many of VP Value's best-performing stocks were found in the electrical equipment industry, a highly diversified arena where not all companies have

[right margin]

"GROWTH STOCKS LED THE MARKET DURING JANUARY AND FEBRUARY, AND, WITHIN THAT REALM, GROWTH-ORIENTED COMPANIES WERE THE STRONGEST PERFORMERS, TAKING TECHNOLOGY- ORIENTED INDICES LIKE THE NASDAQ COMPOSITE TO RECORD LEVELS."

PORTFOLIO AT A GLANCE
                                                6/30/00          12/31/99
NO. OF COMPANIES                                  64                64
MEDIAN P/E RATIO                                 14.2              13.1
MEDIAN MARKET                                   $4.33             $2.94
   CAPITALIZATION                              BILLION           BILLION
PORTFOLIO TURNOVER                              75%(1)           118%(2)

(1)  Six months ended 6/30/00.

(2)  Year ended 12/31/99.

Investment terms are defined in the Glossary on pages 17-18.


                                                  www.americancentury.com     5


VP Value--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

fared well recently. Thus, strong individual security selection was key. One example is Littelfuse, Inc., which makes fuses and other circuit-protection devices for use in the automotive, electronic, and general industrial markets. The company's products are used in computers and telecommunications devices--which have enjoyed exceptional growth. In addition, the company is benefiting from its October 1999 acquisition of another electronic products firm, Harris Suppression Products Group. We sold our Littelfuse position before the end of the second quarter at a healthy gain.

     Another top contributor was Emerson Electric Co., a leading electrical products firm with a history of effective cost management and a top-tier level of profitability, with a record 43 consecutive years of rising earnings. Emerson manufactures electronic products and systems, such as surge protectors, converters, and climate systems, and markets them worldwide. Emerson's stock declined approximately 33% during January and February when sentiment shifted and investors perceived it as an Old Economy company. We used this opportunity to aggressively purchase the stock, which subsequently rallied.

     The electric utility industry was also a strong contributor to VP Value's performance, buoyed by FPL Group, Inc. FPL's principal subsidiary, Florida Power and Light, serves more than seven million customers on the eastern seaboard and in southern Florida. FPL's balance sheet is one of the industry's strongest, affording the company ample opportunity to respond to market opportunities. The company is benefiting from strong customer growth and rising per-customer usage.

WERE THERE OTHER STANDOUT PERFORMERS?

     Yes. VP Value benefited significantly from its health care-related holdings--specifically companies that provide medical services, products or supplies--and did so in an environment that wasn't kind to health care stocks in general. This industry has struggled as investors have discarded traditional health care stocks, such as pharmaceuticals and health insurers, in favor of biotechnology and medical firms. However, good individual stock selections resulted in strong contributions to performance.

     One example is Columbia HCA, now known as HCA - The Healthcare Company. HCA is the largest hospital-management company in the country. Several factors contributed to the firm's success, including a beneficial restructuring program and recent legislation that restored a portion of Medicare funding cut by the Balanced Budget Act of 1997. The government's investigation into HCA's billing practices is largely settled -- further good news for the company.

     Another exceptional selection, this time from the financial services sector, was MetLife, a widely recognized insurance and financial services firm. MetLife is the largest U.S. insurer by number of active contracts, premiums, and assets, with a retail customer base of nine million households and an institutional client base of 64,000 businesses and 33 million employees. The company recently made a successful transition to a stock insurance company with an initial public offering as MetLife Inc. Our exposure to the company during this time boosted performance.

[right margin]

TOP TEN HOLDINGS
                              % OF FUND INVESTMENTS
                           AS OF               AS OF
                          6/30/00            12/31/99
CHEVRON CORP.              4.7%                 --
MINNESOTA MINING &
   MANUFACTURING CO.       4.5%                3.6%
FIRST VIRGINIA
   BANKS, INC.             4.1%                4.6%
SUMMIT BANCORP.            4.1%                4.3%
FPL GROUP, INC.            4.0%                3.8%
SPRINT CORP.               3.7%                 --
GTE CORP.                  3.2%                2.7%
AGL RESOURCES, INC.        2.7%                2.5%
ROYAL DUTCH
   PETROLEUM CO.
   NEW YORK SHARES         2.6%                 --
INTERSTATE
   BAKERIES CORP.          2.6%                3.0%

TOP FIVE INDUSTRIES

                              % OF FUND INVESTMENTS
                           AS OF               AS OF
                          6/30/00            12/31/99
ENERGY RESERVES
   & PRODUCTION            9.7%                7.1%
BANKS                      8.2%               14.5%
TELEPHONE                  8.1%                2.7%
ELECTRICAL UTILITIES       7.7%                7.3%
CHEMICALS                  7.6%                4.5%


6     1-800-345-6488


VP Value--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHICH INVESTMENTS DETRACTED THE MOST FROM PERFORMANCE?

     The same sector that produced winners like MetLife also gave VP Value some of its greatest disappointments. The financial services sector is a diverse group that includes banks, brokerage firms, financial services companies, insurance providers, and credit card companies. Continued economic growth domestically and abroad led the Federal Reserve Board to raise short-term interest rates three times during the period. While most firms in this broad group are considered to be interest-rate sensitive, banks have been hardest hit by rising rates. Names that detracted from returns included Summit Bancorp, First Virginia Bank, Inc., and Keycorp.

     Food and beverage companies were additional drains on performance. Sluggish sales, competitive pressures and low commodity prices have weighed on the industry. As a result, we were disappointed by our positions in Interstate Bakeries, a leading national baker of breads and snack foods, Archer-Daniels-Midland Co. (ADM), a grain processor, and Tyson Foods, a leading poultry producer. All three firms have continued to struggle in tough operating environments. Interstate's difficulties were compounded by a much-publicized labor strike in early 2000, while a sluggish export market kept ADM's margins low. Tyson suffered as excess capacity and declining prices for alternative proteins weighed on its stock price. However, these firms remain attractively valued and well positioned going forward.

DID YOU MAKE ANY SIGNIFICANT CHANGES TO THE PORTFOLIO DURING THE SIX MONTHS?

     We raised our stake significantly in telecommunications companies. Traditional telecommunications companies like GTE (now called Verizon after the completion of a merger with Bell Atlantic), sold off as investors became increasingly worried about merger- related uncertainties and competitive pressures. These stocks became undervalued, which presented good opportunities for the portfolio. On the sell side, we lowered our stake in ADM after it rallied on news that China was being added to the World Trade Organization (though we remain overweighted in the food and beverage sector). We also reduced our exposure to banks as they rallied with other value stocks in March.

WHAT'S YOUR OUTLOOK FOR VALUE INVESTING?

     Although the market's preference for growth stocks has reached a record length, we know that sentiment has historically moved back and forth between the growth and value styles. We believe our "pure-play" value approach will serve investors well when the market once again favors value.

     We'd like to point out that because VP Value adheres to a strict value discipline, it will struggle most when its style is out of favor. However, when value as a style once again outperforms growth, we expect VP Value's firm adherence to its strategy to help the fund perform relatively better. This characteristic was illustrated in 1999, when VP Value gained 18.09% in the second quarter alone, compared to 10.80% for the S&P 500/BARRA Value Index and 11.81% for the Lipper Multi-Cap Value Index.

     We remain confident that the market's partiality for growth stocks will not continue indefinitely, and that a shift to the value style will occur. In the meantime, we continue to be true to our discipline of investing in high- quality companies that are attractively priced, which we believe will reward investors handsomely when value is back in vogue.

"WE BELIEVE OUR 'PURE-PLAY' VALUE APPROACH WILL SERVE INVESTORS WELL WHEN THE MARKET ONCE AGAIN FAVORS VALUE."

TYPES OF INVESTMENTS IN  THE PORTFOLIO
================================================================================
                                                           AS OF JUNE 30, 2000
* COMMON STOCKS AND FUTURES                                       97.3%
* TEMPORARY CASH INVESTMENTS                                       2.7%

[pie chart]

================================================================================
                                                       AS OF DECEMBER 31, 1999
* COMMON STOCKS                                                   97.4%
* TEMPORARY CASH INVESTMENTS                                       2.6%

[pie chart]


                                                 www.americancentury.com     7


VP Value--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 94.1%

APPAREL & TEXTILES -- 0.3%

   44,800  Liz Claiborne, Inc.                             $   1,579,200
                                                    ----------------------------

BANKS -- 8.2%
   545,000  First Virginia Banks, Inc.                        18,972,812
   757,200  Summit Bancorp.                                   18,646,050
                                                    ----------------------------
                                                                      37,618,862
                                                    ----------------------------

CHEMICALS -- 7.6%
   164,900  Air Products and Chemicals, Inc.                   5,080,981
   249,100  Minnesota Mining &
               Manufacturing Co.                              20,550,750
   240,300  Praxair, Inc.                                      8,996,231
                                                    ----------------------------
                                                                      34,627,962
                                                    ----------------------------

COMPUTER HARDWARE &
BUSINESS MACHINES -- 2.1%
    29,900  Pitney Bowes Inc.                                  1,196,000
   416,900  Xerox Corp.                                        8,650,675
                                                    ----------------------------
                                                                       9,846,675
                                                    ----------------------------

COMPUTER SOFTWARE -- 1.5%

   116,000  Autodesk, Inc.                                     4,027,375
    51,500  Computer Associates
               International, Inc.                             2,636,156
                                                    ----------------------------

                                                                       6,663,531
                                                    ----------------------------

CONSTRUCTION & REAL PROPERTY -- 0.6%
   155,200  Masco Corp.                                        2,803,300
                                                    ----------------------------

DEFENSE/AEROSPACE -- 0.3%
    58,700  Lockheed Martin Corp.                              1,456,494
                                                    ----------------------------

DRUGS -- 2.0%
    82,000  Bristol-Myers Squibb Co.                           4,776,500
   231,900  Mylan Laboratories Inc.                            4,232,175
                                                    ----------------------------

                                                                       9,008,675
                                                    ----------------------------

ELECTRICAL UTILITIES -- 7.7%
   203,000  Florida Progress Corp.                             9,515,625
   371,700  FPL Group, Inc.                                   18,399,150
   532,200  Niagara Mohawk Holdings Inc.(1)                    7,417,538
                                                    ----------------------------
                                                                      35,332,313
                                                    ----------------------------

ENERGY RESERVES & PRODUCTION -- 9.7%
    62,100  Burlington Resources Inc.                          2,375,325
   254,400  Chevron Corp.                                     21,576,300
   139,000  Murphy Oil Corp.                                   8,261,812
   196,800  Royal Dutch Petroleum Co.
               New York Shares                                12,115,500
                                                    ----------------------------
                                                                      44,328,937
                                                    ----------------------------

FINANCIAL SERVICES -- 1.8%
   202,900  Countrywide Credit Industries, Inc.                6,150,406
    52,200  Student Loan Corp. (The)                           2,192,400
                                                    ----------------------------
                                                                       8,342,806
                                                    ----------------------------

Shares                                                          Value
--------------------------------------------------------------------------------

FOOD & BEVERAGE -- 5.2%
   505,618  Archer-Daniels-Midland Co.                      $  4,961,377
   857,300  Interstate Bakeries Corp.                         12,002,200
    52,000  Lance, Inc.                                          469,625
   738,300  Tyson Foods, Inc. Cl A                             6,460,125
                                                    ----------------------------
                                                                      23,893,327
                                                    ----------------------------

FOREST PRODUCTS & PAPER -- 2.1%
   226,200  Bemis Co., Inc.                                    7,605,975
   109,900  Sonoco Products Co.                                2,259,819
                                                    ----------------------------
                                                                       9,865,794
                                                    ----------------------------

GAS & WATER UTILITIES -- 4.1%
   777,500  AGL Resources Inc.                                12,391,406
   264,800  Washington Gas Light Co.                           6,371,750
                                                    ----------------------------
                                                                      18,763,156
                                                    ----------------------------

GROCERY STORES -- 0.6%
    92,500  Koninklijke Ahold NV ORD                           2,725,584
                                                    ----------------------------

HEAVY ELECTRICAL EQUIPMENT -- 4.3%
   264,600  Cooper Industries, Inc.                            8,616,038
   180,300  Emerson Electric Co.                              10,885,612
                                                    ----------------------------
                                                                      19,501,650
                                                    ----------------------------

HOME PRODUCTS -- 1.1%
   202,400  Newell Co.                                         5,211,800
                                                    ----------------------------

INDUSTRIAL PARTS -- 2.4%
   239,400  Flowserve Corp.                                    3,605,962
    78,500  Tecumseh Products Cl A                             3,000,172
   161,500  York International Corp.                           4,219,188
                                                    ----------------------------
                                                                      10,825,322
                                                    ----------------------------

INDUSTRIAL SERVICES -- 1.7%
   191,800  XTRA Corp.(1)                                      7,564,112
                                                    ----------------------------

INFORMATION SERVICES -- 4.2%
    65,800  Computer Sciences Corp.(1)                         4,914,438
   223,500  Dun & Bradstreet Corp. (The)                       6,397,688
   186,600  Electronic Data Systems Corp.                      7,697,250
                                                    ----------------------------
                                                                      19,009,376
                                                    ----------------------------

LEISURE -- 3.0%
    63,600  Eastman Kodak Co.                                  3,784,200
   430,000  GTECH Holdings Corp.(1)                            9,755,625
                                                    ----------------------------
                                                                      13,539,825
                                                    ----------------------------

LIFE & HEALTH INSURANCE -- 1.0%
   221,200  MetLife, Inc.(1)                                   4,659,025
                                                    ----------------------------

MEDICAL PRODUCTS & SUPPLIES -- 1.1%
    30,100  Beckman Coulter Inc.                               1,757,088
   105,200  Dentsply International Inc.                        3,238,188
                                                    ----------------------------
                                                                       4,995,276
                                                    ----------------------------


8        1-800-345-6488                      See Notes to Financial Statements


VP Value--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2000 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES -- 2.1%

   293,400  HCA--The Healthcare Corp.                   $      8,912,025

   126,750  LabOne, Inc.                                         705,047
                                                    ----------------------------
                                                                       9,617,072
                                                    ----------------------------

MOTOR VEHICLES & PARTS -- 1.8%
   323,500  Superior Industries International, Inc.            8,330,125
                                                    ----------------------------

OIL REFINING -- 0.3%
    38,700  Valero Energy Corp.                                1,228,725
                                                    ----------------------------

PROPERTY & CASUALTY INSURANCE -- 4.6%
   143,700  Argonaut Group, Inc.                               2,474,334
   115,600  Chubb Corp. (The)                                  7,109,400
   259,300  Horace Mann Educators Corp.                        3,889,500
   163,800  MGIC Investment Corp.                              7,452,900
                                                    ----------------------------
                                                                      20,926,134
                                                    ----------------------------

PUBLISHING -- 0.9%
   170,000  Banta Corp.                                        3,219,375
    21,100  McGraw-Hill Companies, Inc. (The)                  1,139,400
                                                    ----------------------------
                                                                       4,358,775
                                                    ----------------------------

RAILROADS -- 0.8%
    93,300  Union Pacific Corp.                                3,469,594
                                                    ----------------------------

RESTAURANTS -- 0.6%
   160,200  Wendy's International, Inc.                        2,853,562
                                                    ----------------------------

SPECIALTY STORES -- 1.0%
   761,900  Office Depot, Inc.(1)                              4,761,875
                                                    ----------------------------

TELEPHONE -- 8.1%
   119,800  BellSouth Corp.                                    5,106,475
   236,400  GTE Corp.                                         14,715,900
   334,400  Sprint Corp.                                      17,054,400
                                                    ----------------------------
                                                                      36,876,775
                                                    ----------------------------

TOBACCO -- 1.3%
   416,200  UST Inc.                                           6,112,938
                                                    ----------------------------

TOTAL COMMON STOCKS                                          430,698,577
                                                    ----------------------------
   (Cost $459,900,293)


                                                                           Value
-------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 5.9%*
    Repurchase Agreement, Morgan Stanley
       Group, Inc., (U.S. Treasury obligations),
       in a joint trading account at 6.40%,
       dated 6/30/00, due 7/3/00
       (Delivery value $23,412,480)                         $ 23,400,000
    Repurchase Agreement, Merrill Lynch
       & Co., Inc., (U.S. Treasury obligations),
       in a joint trading account at 6.40%,
       dated 6/30/00, due 7/3/00
       (Delivery value $3,802,027)                             3,800,000
                                                    ----------------------------

TOTAL TEMPORARY CASH INVESTMENTS                              27,200,000
                                                    ----------------------------
   (Cost $27,200,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                       $457,898,577
                                                    ============================
   (Cost $487,100,293)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

      Contracts         Settlement                               Unrealized
       to Sell             Date               Value                 Loss
--------------------------------------------------------------------------------
   1,110,496 EURO      7/31/2000           $1,063,295             $(11,393)
                                     ===========================================

(Value on Settlement Date $1,051,902)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future--and at a prearranged exchange rate.

FUTURES CONTRACTS

                        Expiration         Underlying Face       Unrealized
     Purchased             Date             Amount at Value         Loss
--------------------------------------------------------------------------------
    40 S&P 500           September
     Futures               2000           $14,715,000          $(144,570)
                                     ===========================================

*FUTURES CONTRACTS typically are based on a stock index, such as the S&P 500, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund can have full exposure to stocks and have easy access to the money. Temporary cash investments, less the required reserves for futures contracts, are 2.7%.

NOTES TO SCHEDULE OF INVESTMENTS

ORD = Foreign Ordinary Share

(1)  Non-income producing.


See Notes to Financial Statements                www.americancentury.com      9


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

JUNE 30, 2000 (UNAUDITED)

ASSETS

Investment securities, at value
   (identified cost of $487,100,293) (Note 3) ...............     $ 457,898,577
Receivable for investments sold .............................         6,573,856
Receivable for variation margin on futures contracts ........           885,195
Dividends and interest receivable ...........................           592,686
                                                                  -------------
                                                                    465,950,314
                                                                  -------------

LIABILITIES

Disbursements in excess of demand deposit cash ..............         1,055,544
Payable for investments purchased ...........................        11,112,805
Payable for forward foreign currency contracts ..............            11,393
Accrued management fees (Note 2) ............................           396,821
Payable for directors' fees and expenses ....................               196
                                                                  -------------
                                                                     12,576,759
                                                                  -------------
NET ASSETS ..................................................     $ 453,373,555
                                                                  =============

CAPITAL SHARES, $0.01 PAR VALUE

Authorized ..................................................       500,000,000
                                                                  =============
Outstanding .................................................        83,658,897
                                                                  =============
NET ASSET VALUE PER SHARE ...................................     $        5.42
                                                                  =============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) .....................     $ 521,588,203
Undistributed net investment income .........................         4,082,047
Accumulated net realized loss on investment
   and foreign currency transactions ........................       (42,939,016)
Net unrealized appreciation (depreciation)
   on investments and translation of assets and
   liabilities in foreign currencies (Note 3) ...............       (29,357,679)
                                                                  -------------
                                                                  $ 453,373,555
                                                                  =============


10      1-800-345-6488                         See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME

INCOME:
Dividends (net of foreign taxes withheld of $23,233) ..........    $  5,556,319
Interest ......................................................         672,745
                                                                   ------------
                                                                      6,229,064
                                                                   ------------
EXPENSES (Note 2):
Management fees ...............................................       2,133,202
Directors' fees and expenses ..................................           1,050
                                                                   ------------
                                                                      2,134,252
                                                                   ------------

NET INVESTMENT INCOME .........................................       4,094,812
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)

NET REALIZED LOSS ON:
Investments ...................................................     (25,243,344)
Foreign currency transactions .................................         (33,750)
                                                                   ------------
                                                                    (25,277,094)
                                                                   ------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments ...................................................       3,985,801
Translation of assets and liabilities in foreign currencies ...         (11,393)
                                                                   ------------
                                                                      3,974,408
                                                                   ------------

NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS AND FOREIGN CURRENCY ........................     (21,302,686)
                                                                   ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........    $(17,207,874)
                                                                   ============


See Notes to Financial Statements                 www.americancentury.com    11


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 1999

INCREASE IN NET ASSETS

                                                      2000              1999
OPERATIONS

Net investment income ......................    $   4,094,812     $   5,360,974
Net realized gain (loss)
   on investments and
   foreign currency transactions ...........      (25,277,094)        4,515,520
Change in net unrealized
   appreciation (depreciation)
   on investments and translation
   of assets and liabilities
   in foreign currencies ...................        3,974,408       (22,021,458)
                                                -------------     -------------
Net decrease in net assets
   resulting from operations ...............      (17,207,874)      (12,144,964)
                                                -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income .................       (5,355,179)       (3,196,325)
From net realized gains
   on investment transactions ..............      (13,702,958)      (26,323,259)
In excess of net realized gains
   on investment transactions ..............             --          (3,958,964)
                                                -------------     -------------
Decrease in net assets
   from distributions ......................      (19,058,137)      (33,478,548)
                                                -------------     -------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ..................      323,938,585       232,496,146
Proceeds from reinvestment
   of distributions ........................       19,058,137        33,478,548
Payments for shares redeemed ...............     (269,523,637)     (120,809,008)
                                                -------------     -------------
Net increase in net assets
    from capital share transactions ........       73,473,085       145,165,686
                                                -------------     -------------

NET INCREASE IN NET ASSETS .................       37,207,074        99,542,174

NET ASSETS

Beginning of period ........................      416,166,481       316,624,307
                                                -------------     -------------
End of period ..............................    $ 453,373,555     $ 416,166,481
                                                =============     =============

Undistributed net investment income ........    $   4,082,047     $   5,342,414
                                                =============     =============

TRANSACTIONS IN SHARES OF THE FUND

Sold .......................................       57,855,559        36,007,005
Issued in reinvestment of distributions ....        3,857,922         5,752,328
Redeemed ...................................      (48,027,230)      (18,855,575)
                                                -------------     -------------
Net increase ...............................       13,686,251        22,903,758
                                                =============     =============


12      1-800-345-6488                       See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc., (the corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. VP Value Fund (the fund) is one of the six funds issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is long-term capital growth. Income is a secondary objective. The fund seeks to achieve its investment objective by investing in securities management believes to be undervalued at the time of purchase. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.


                                                www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    For the two month period ended December 31, 1999, the fund incurred net capital losses of $6,615,251. The fund has elected to treat such losses as having been incurred in the following fiscal year.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is a distributor of the corporation. Certain officers of FDI are also officers of the corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month.

    The annualized fee schedule for the fund is as follows:

            1.00% on the first $500 million
            0.95% on the next $500 million
            0.90% thereafter

    Effective March 13, 2000, American Century Investment Services, Inc. (ACIS), became a distributor of the corporation.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, a distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2000, totaled $347,524,230 and $304,517,611, respectively.

    As of June 30, 2000, accumulated net unrealized depreciation was $40,237,787, based on the aggregate cost of investments for federal income tax purposes of $498,136,364, which consisted of unrealized appreciation of $17,707,909 and unrealized depreciation of $57,945,696.

--------------------------------------------------------------------------------
4. BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2000.


14    1-800-345-6488


VP Value--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                      2000(1)           1999           1998             1997           1996(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period ...........  $      5.95       $      6.73    $      6.93      $      5.58    $      5.00
                                                  -----------       -----------    -----------      -----------    -----------

Income From Investment Operations

  Net Investment Income ........................         0.05              0.08           0.08(3)          0.07           0.05

  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ...................        (0.32)            (0.15)          0.27             1.37           0.56
                                                  -----------       -----------    -----------      -----------    -----------

  Total From Investment Operations .............        (0.27)            (0.07)          0.35             1.44           0.61
                                                  -----------       -----------    -----------      -----------    -----------

Distributions

  From Net Investment Income ...................        (0.07)            (0.07)         (0.04)           (0.04)         (0.03)

  From Net Realized Gains
  on Investment Transactions ...................        (0.19)            (0.57)         (0.51)           (0.05)          --

  In Excess of Net Realized Gains
  on Investment Transactions ...................         --               (0.07)          --               --             --
                                                  -----------       -----------    -----------      -----------    -----------

  Total Distributions ..........................        (0.26)            (0.71)         (0.55)           (0.09)         (0.03)
                                                  -----------       -----------    -----------      -----------    -----------

Net Asset Value, End of Period .................  $      5.42       $      5.95    $      6.73      $      6.93    $      5.58
                                                  ===========       ===========    ===========      ===========    ===========

  TOTAL RETURN(4) ..............................        (4.00)%           (0.85)%         4.81%           26.08%         12.28%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ..........................         1.00%(5)          1.00%          1.00%            1.00%          1.00%(5)

Ratio of Net Investment Income
to Average Net Assets ..........................         1.92%(5)          1.40%          1.21%            1.60%          1.98%(5)

Portfolio Turnover Rate ........................           75%              118%           158%             138%            49%

Net Assets, End of Period (in thousands) .......  $   453,374       $   416,166    $   316,624      $   188,015    $    23,894

(1)  Six months ended June 30, 2000 (unaudited).

(2)  May 1, 1996 (inception) through December 31, 1996.

(3)  Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.


See Notes to Financial Statements              www.americancentury.com      15


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     Conservative investment practices are the hallmark of American Century's Variable Portfolios Value Fund. Broad diversification across many industries is stressed to reduce the impact of one sector on fund performance. The management team also looks for dividend yield, because dividend income can help offset the impact of market downturns on fund performance.

     VP VALUE'S investment objective is long-term capital growth, with income as a secondary objective. To achieve this objective, the fund invests in the equity securities of well-established businesses that the fund's management team believes are temporarily undervalued. This is determined by comparing a stock's share price with key financial measures, including earnings, book value, cash flow and dividends. If the stock's price relative to these measures is low and the company's balance sheet is solid, its securities are candidates for purchase. The management team may secondarily look for income when making portfolio selections.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, it is considered to be a broad measure of U.S. stock market performance.

     The S&P 500/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 500 stocks that have lower price/book ratios and, in general, share other characteristics associated with value stocks.

     The LIPPER MULTI-CAP VALUE INDEX consists of the largest funds tracked by Lipper Inc., that seek long-term growth of capital by investing in companies of all capitalization sizes that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors.

     The S&P 500/BARRA GROWTH INDEX is a capitalization-weighted index consisting of S&P 500 stocks that have higher price-to-book ratios and, in general, share other characteristics associated with "growth" stocks.

     The S&P MIDCAP 400/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P MidCap 400 stocks that have lower price-to-book ratios and, in general, share other characteristics associated with "value" stocks.

     The S&P SMALLCAP 600/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 600 stocks that have lower price-to-book ratios and, in general, share other characteristics associated with "value" stocks.

[left margin]

PORTFOLIO MANAGERS

  VP Value
-----------------------------------
       PHIL DAVIDSON
       SCOTT MOORE


16    1-800-345-6488


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 15.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $8.7 billion. This is Lipper's market capitalization breakpoint as of June 30, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.3 billion and $8.7 billion. This is Lipper's market capitalization breakpoint as of June 30, 2000, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.


                                                  www.americancentury.com    17


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.3 billion. This is Lipper's market capitalization breakpoint as of June 30, 2000, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price- fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.


18    1-800-345-6488


Notes
--------------------------------------------------------------------------------


                                                www.americancentury.com      19


Notes
--------------------------------------------------------------------------------


20    1-800-345-6488


[inside back cover]


[back cover]

[graphic of runners]

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo(reg.sm)]
American
Century

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

0008                              American Century Investment Services, Inc.
SH-SAN-21256                      (c)2000 American Century Services Corporation

[front cover]

June 30, 2000

AMERICAN CENTURY(reg.sm)
VARIABLE PORTFOLIOS

Semiannual Report

[graphic of runners]
[graphic of person looking at computer screen]

VP International

[american century logo and text logo(reg.sm)]
American
Century


[inside front cover]

[left margin]

VARIABLE PORTFOLIOS
VP INTERNATIONAL
---------------------------------




Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers III and James E. Stowers, Jr.]

James E. Stowers III, seated, with James E. Stowers, Jr.

     International markets went through one of the more volatile periods in recent memory during the six months ended June 30, 2000. Following a rough second quarter, VP International and its benchmark both posted single-digit declines for the first half of 2000.

     We saw a major shift in investor sentiment during the period. At the start, growth stocks, especially those of technology-oriented companies involved with the Internet and telecommunications, were carrying most international markets higher. Just after the first quarter, though, concerns about inflation, rising interest rates and rich technology-stock valuations sparked a sudden and powerful move into other stock sectors. The tech-heavy Nasdaq Composite lost more than 25% in one week in early April, and the damage rippled through international equity markets. In June, cooler heads appeared to be prevailing, and growth-oriented investors started moving -- albeit with a higher level of discrimination -- back into technology issues.

     On the corporate front, we're pleased to announce that American Century's fund performance reports earned the Communications Seal from DALBAR, Inc., an independent financial services research firm. DALBAR commended us for meeting investors' needs with an attractive document that is easy to read and understand. You can count on us to keep looking for ways to improve our reports and literature.

     We appreciate your continued confidence in American Century.

Sincerely,
/signature/                            /signature/
James E. Stowers, Jr.                  James E. Stowers III
Chairman of the Board and Founder      Vice Chairman of the Board and
                                       Chief Executive Officer

[right margin]

Table of Contents

   Report Highlights .......................................................   2
   Market Perspective ......................................................   3

VP INTERNATIONAL

   Performance Information .................................................   4
   Management Q&A ..........................................................   5
   Portfolio at a Glance ...................................................   5
   Top Ten Holdings ........................................................   6
   Top Five Sectors ........................................................   6
   Types of Investments ....................................................   7
   Investments by Country ..................................................   7
   Schedule of Investments .................................................   8

FINANCIAL STATEMENTS

   Statement of Assets and Liabilities .....................................  11
   Statement of Operations .................................................  12
   Statements of Changes in Net Assets .....................................  13
   Notes to Financial Statements ...........................................  14
   Financial Highlights ....................................................  16

OTHER INFORMATION

   Background Information
      Investment Philosophy and Policies ...................................  17
      How Currency Returns Affect Fund Performance .........................  17
      Comparative Indices ..................................................  17
      Portfolio Managers ...................................................  17
   Glossary ................................................................  18


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The six-month period ended June 30, 2000, was marked by a powerful shift in investor sentiment. As the year unfolded, growth stocks, especially those of technology-oriented companies, continued to lead many international markets. After the first quarter, though, higher U.S. interest rates and uneasiness about rich valuations across the technology sector led investors to move en masse into other areas. As a result, many international markets moved lower in the spring.

VP INTERNATIONAL

* VP International declined 6.01% during the six months ended June 30, 2000, compared with a 4.06% drop in its benchmark, the Morgan Stanley Capital International EAFE Index. For a trailing one-year period, VP International gained 43.62%, versus 17.16% for the EAFE Index. Over the past five years, the portfolio has provided an average annual return of 21.81%.

* Wireless telecommunications and electrical equipment companies were among VP International's strongest performers at the start of 2000, but they became the portfolio's largest detractors as technology stocks withered during the spring. Companies in both groups benefited from explosive, worldwide growth in wireless communications and the demand for greater bandwidth capacity on the Internet. But concern among investors about the richness of those stocks led them to shift money into less-volatile areas of the market.

* As tech stocks pulled back, investors looked for stocks that could hold up well in an uncertain environment. Holdings in the financial sector, particularly banks and financial services companies, benefited from a growing equity culture abroad and American-style capitalism that's taking hold in international markets. The health care sector also boosted returns, as investors shifted money into companies with reliable earnings and steady growth.

[left margin]

                                VP INTERNATIONAL

       TOTAL RETURNS:                                AS OF 6/30/00
          6 Months                                      -6.01%*
          1 Year                                        43.62%
       INCEPTION DATE:                                  5/1/94
       NET ASSETS:                                   $1.02 billion

*Not annualized.

Investment terms are defined in the Glossary on pages 18-19.


2      1-800-345-6488


Market Perspective from Henrik Strabo
--------------------------------------------------------------------------------

[photo of Henrik Strabo}

Henrik Strabo, Chief Investment Officer of international investments at American Century

PERFORMANCE OVERVIEW

     International investments were subjected to some significant swings during the six months ended June 30, 2000. Extreme volatility characterized the markets, so managing the portfolio presented some additional challenges. During the first half of the period, stocks benefited from an optimistic outlook, particularly for the technology and telecommunications sectors, which carried most indices to new highs. Around the middle of March, a general discomfort about the strength of economic activity gave rise to concerns about higher interest rates. The Federal Reserve and other central banks around the world actually did tighten monetary policy, which resulted in fears of a global economic slowdown.

     VP International was able to navigate the changing tides of the foreign markets. The portfolio was affected by the global selloff in tech stocks during the spring, but started to rebound toward the end of the period as investors began to shift some money back into growth companies. VP International benefited from several economic sectors, such as energy and health care, that held fairly steady during the period.

     Although periods of volatility in the markets are disconcerting, we manage our portfolio with the objective of producing strong performance over the long haul. We focus our efforts on researching and investing in companies that can formulate and execute solid business plans that allow them to achieve and maintain leadership positions in their industries. At the same time, we are keenly interested to see that candidates for the portfolio display superior earnings growth. Finally, we search for evidence that these companies embrace technological developments that allow them to stay ahead of the pack.

THE GLOBAL FREEDOM MACHINE

     One such development is what we call the Global Freedom Machine. The convergence of wireless telecommunication and the Internet has created a class of companies at the vanguard of this seemingly limitless business and personal communications revolution. We are moving away from the personal computer and entering the era of "ubiquitous communication" -- anywhere at any time. For example, millions of people in Japan and Europe today shop, trade securities, bank, and buy airline tickets using just their mobile phones. As you review this report, you will see this theme emerging in our portfolio.

     In conclusion, we would like to assure you that the team working on this portfolio is entirely focused on continuing to provide solid investment performance.

[right margin}

"ALTHOUGH PERIODS OF VOLATILITY IN THE MARKETS ARE DISCONCERTING, WE MANAGE OUR PORTFOLIO WITH THE OBJECTIVE OF PRODUCING STRONG PERFORMANCE OVER THE LONG HAUL."

MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 2000

MSCI EUROPE                       -3.08%
MSCI EMERGING LATIN AMERICA       -1.96%
MSCI FAR EAST                     -6.52%

Source: Lipper Inc.

[line chart -- data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED JUNE 30, 2000

                  MSCI         MSCI Emerging       MSCI Far
               Europe Index    Latin America      East Index
12/31/1999        $1.00            $1.00            $1.00
 1/31/2000        $0.93            $0.95            $0.95
 2/29/2000        $0.98            $1.03            $0.93
 3/31/2000        $1.00            $1.04            $1.00
 4/30/2000        $0.96            $0.93            $0.93
 5/31/2000        $0.95            $0.89            $0.87
 6/30/2000        $0.97            $0.98            $0.93


Value on 6/30/00
MSCI EUROPE INDEX                  $0.97
MSCI EMERGING LATIN AMERICA        $0.98
MSCI FAR EAST INDEX                $0.93


                                                 www.americancentury.com      3


VP International--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2000

                                      VP          MSCI EAFE
                                 INTERNATIONAL      INDEX          S&P 500

6 MONTHS(1)                          -6.01%         -4.06%         -0.42%
1 YEAR                               43.62%         17.16%          7.24%
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
3 YEARS                              22.28%         10.18%         19.66%
5 YEARS                              21.81%         11.33%         23.80%
LIFE OF FUND(2)                      17.13%          9.53%         23.28%

(1)  Returns for periods less than one year are not annualized.

(2)  The fund's inception date was 5/1/94.

See pages 17-19 for information about the MSCI EAFE Index and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.


[line chart -- data below]

GROWTH OF $10,000 OVER LIFE OF FUND

$10,000 investment made 5/1/94

Value on 6/30/00
S&P 500              $36,357
VP International     $26,492
MSCI EAFE            $17,527

                  VP           MSCI
             International     EAFE         S&P 500
  5/1/1994     $10,000       $10,000        $10,000
 6/30/1994      $9,780       $10,083         $9,915
 9/30/1994     $10,100       $10,093        $10,400
12/31/1994      $9,500        $9,990        $10,398
 3/31/1995      $9,299       $10,176        $11,411
 6/30/1995      $9,880       $10,250        $12,500
 9/30/1995     $10,360       $10,678        $13,494
12/31/1995     $10,660       $11,110        $14,306
 3/31/1996     $10,920       $11,431        $15,075
 6/30/1996     $11,439       $11,612        $15,751
 9/30/1996     $11,521       $11,597        $16,238
12/31/1996     $12,197       $11,781        $17,591
 3/31/1997     $12,841       $11,596        $18,062
 6/30/1997     $14,491       $13,101        $21,218
 9/30/1997     $15,020       $13,010        $22,805
12/31/1997     $14,470       $11,991        $23,459
 3/31/1998     $17,048       $13,755        $26,732
 6/30/1998     $18,131       $13,901        $27,614
 9/30/1998     $14,817       $11,925        $24,866
12/31/1998     $17,184       $14,389        $30,163
 3/31/1999     $17,454       $14,589        $31,668
 6/30/1999     $18,446       $14,960        $33,904
 9/30/1999     $19,100       $15,616        $31,785
12/31/1999     $28,188       $18,270        $36,514
 3/31/2000     $29,290       $18,250        $37,351
 6/30/2000     $26,492       $17,527        $36,357

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The MSCI EAFE Index and the S&P 500 are provided for comparison in each graph. VP International's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart -- data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED JUNE 30)

                  VP               MSCI
            International       EAFE Index
6/30/94*        -2.20%             0.83%
6/30/95          1.02%             1.66%
6/30/96         15.77%            13.28%
6/30/97         26.67%            12.84%
6/30/98         25.12%             6.10%
6/30/99          1.74%             7.62%
6/30/00         43.62%            17.16%

* From 5/1/94 to 6/30/94.


4      1-800-345-6488


VP International--Q&A
--------------------------------------------------------------------------------

[photo of Mark Kopinski and Henrik Strabo]

     An interview with Mark Kopinski and Henrik Strabo, portfolio managers on the VP International team.

HOW DID VP INTERNATIONAL PERFORM FOR THE SIX MONTHS ENDED JUNE 30, 2000?

     VP International declined 6.01%, compared with a 4.06% drop in its benchmark, the Morgan Stanley Capital International EAFE Index.

     Taking a longer view, for the year ended June 30, 2000, VP International was up 43.62%, well ahead of the 17.16% increase for the EAFE Index. The portfolio has especially rewarded long-term shareholders, providing an average annual return of 21.81% over the past five years.

BEFORE DISCUSSING YOUR INVESTMENTS, COULD YOU OUTLINE THE STRATEGY THAT HAS ENABLED YOU TO PERFORM WELL OVER THE LONG TERM?

     Our investment philosophy centers on owning successful, fast-growing businesses. In fact, the most attractive company to us is one whose top and bottom lines are steadily growing. Equally important, we want solid evidence that a company is able to sustain its growth, and we do extensive fundamental research and analysis to confirm this about potential investments. In 1999, American Century's international investment team visited more than 1,400 companies, meeting face-to-face with top management. That's possible when you have determined investment professionals who speak a total of 13 languages.

TURNING TO YOUR PORTFOLIO, WHAT WERE SOME OF VP INTERNATIONAL'S MOST SUCCESSFUL INVESTMENTS DURING THE PERIOD?

     One top-performing stock was Sweden's Skandia Forsakrings AB, the Nordic region's largest insurer and a major U.S. distributor of variable annuities -- investments aimed at generating income during retirement. Skandia distributes its packaged financial services, including Web sites and financial planning software, primarily through investment advisors.

     Alcatel, a French telecommunications equipment company that joined our list of top-10 holdings, has been a successful investment. Alcatel recently acquired Newbridge Networks, a Canadian manufacturer of network communications systems and products that has been steadily adding to its franchise of switched telecommunications equipment. After recovering from difficulties in 1998, Alcatel has been transforming itself into a leading provider of packet-based Internet and wireless equipment. The company has a dominant market share in central office equipment, and provides modems used in digital subscriber line
(DSL) services that enable high-speed Internet access to homes in the United States and Europe.

     We also were pleased with our investment in a company based in Israel, Check Point Software Technologies Ltd. This firm provides "firewall" software that guards computer networks against intrusion. Its shares got a boost after the "I Love You" virus crippled email systems worldwide and highlighted the need for computer network security.

[right margin]

"WE WANT SOLID EVIDENCE THAT A COMPANY IS ABLE TO SUSTAIN ITS GROWTH, AND WE DO EXTENSIVE FUNDAMENTAL RESEARCH AND ANALYSIS TO CONFIRM THIS ABOUT POTENTIAL INVESTMENTS."

PORTFOLIO AT A GLANCE

                                                6/30/00          12/31/99
NO. OF COMPANIES                                  112               131
MEDIAN MARKET                                    $16.3             $16.3
   CAPITALIZATION                               BILLION           BILLION
PORTFOLIO TURNOVER                              59%(1)            109%(2)

(1)    Six months ended 6/30/00.

(2)    Year ended 12/31/99.

Investment terms are defined in the Glossary on pages 18-19.


                                                 www.americancentury.com      5


VP International--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

WHAT IS BEHIND YOUR SIGNIFICANT INVESTMENTS IN COMPANIES INVOLVED WITH VARIOUS ASPECTS OF WIRELESS COMMUNICATIONS?

     We're very excited about the investment opportunities arising from the marriage of wireless communications and the Internet. Our travel abroad has shown us that the global community is rushing toward what some have called "ubiquitous communication," made possible by a mobile Internet.

     Most Americans access the Internet with a desktop PC, but in Europe and Japan, the mobile phone is increasingly the medium of choice. In our eyes, mobile telephony is the ultimate "Global Freedom Machine," enabling people to communicate whenever they want and wherever they may be, not just when they are sitting at their computers.

     The mobile information society is an everyday reality in other countries. Take Finland, for example. This country of five million people has three million cell phones, and Finns do more than just talk on them. They send lots of email messages-- 500 million of them last year.

     We have invested in several companies at the forefront of this cordless, Internet-linked communications revolution, beginning with Finland's Nokia Corp., virtually the founder of mobile communications and the world's leading producer of cellular phones. Nokia is feverishly working to double the production capacity of its main plant in Texas. The step-up is necessary as the number of wireless subscribers worldwide, estimated at 500 million, has been doubling every 20 months.

     Another top-10 holding, Ericsson (L.M.) Telephone Co., is an important wireless investment. Ericsson is among the companies developing "third generation" wireless technology that will enable networks to carry broadband communications such as videoconferencing and multimedia. This technology has the potential to change the entire concept of a telephone number. Soon, numbers will be associated with people, not locations. One will be able to make and receive calls anywhere in the world with the same cellular handset and the same number.

MORE THAN 20% OF THE PORTFOLIO IS INVESTED IN COMPANIES INVOLVED IN ELECTRICAL EQUIPMENT. WHERE DID YOU FIND GROWTH IN THAT GROUP?

     A number of our investments in this area make electrical components used in communications networks or personal computers. Two of note are Canada's Nortel Networks Corp., and Korea-based Samsung Electronics. Nortel is a leading maker of equipment for high-speed data networks. Samsung Electronics is one of the world's largest producers of DRAM (memory) chips for personal computers. It is also a leader in technology for liquid crystal displays (LCDs) used in notebook computers and hand-held devices.

[left margin]

TOP TEN HOLDINGS
                                                  % OF FUND INVESTMENTS
                                                AS OF               AS OF
                                               6/30/00             12/31/99

VODAFONE
     AIRTOUCH PLC                                2.9%                0.6%
NORTEL NETWORKS CORP.                            2.8%                1.8%
SKANDIA
     FORSAKRINGS AB                              2.6%                1.4%
PHILIPS ELECTRONICS
     N.V. NEW YORK
     SHARES                                      2.1%                1.1%
SAMSUNG ELECTRONICS                              2.0%                1.1%
NOKIA CORP. CL A ADR                             2.0%                1.8%
ALCATEL                                          1.9%                1.1%
SIEMENS AG                                       1.9%                0.8%
ERICSSON (L.M.)
     TELEPHONE CO. ADR                           1.7%                0.6%
CHINA TELECOM
     (HONG KONG) LTD.                            1.6%                2.0%

TOP FIVE SECTORS
                                                   % OF FUND INVESTMENTS
                                                 AS OF               AS OF
                                                6/30/00            12/31/99

TECHNOLOGY                                      30.5%               31.4%
FINANCIAL                                       15.2%                7.8%
TELECOMMUNICATIONS                              14.3%               24.9%
COMMERCIAL SERVICES                             10.3%               10.2%
CONSUMER SERVICES                                8.8%                7.9%


6      1-800-345-6488


VP International--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

WHAT ARE SOME OTHER COMPANIES THAT CONTRIBUTED TO YOUR RESULTS?

     We added to our investment in one of Germany's best-known industrial companies, Siemens AG. This conglomerate provides products ranging from locomotives and automotive electronics to medical equipment and household appliances. Siemens is shaping a new industrial environment by bringing information technology into the factory, whether in the form of Internet links between customers and suppliers, or software aimed at improving or streamlining industrial processes.

     We are also taken with Swiss multinational ABB Ltd., one of the world's biggest electrical engineering companies. ABB is applying information technology to pursuits such as power transmission, factory automation, and energy exploration. Its earnings grew 24% in 1999.

WHAT HOLDINGS DID NOT LIVE UP TO YOUR EXPECTATIONS?

     One was NTT Data Corp., the data systems development arm of Japan's Nippon Telegraph & Telephone Corp. NTT Data does computer networking and systems integration for big companies and government entities. We sold the stock, a reasonably large position at 1.6% of assets, when orders for the company's services appeared to be slowing. We also learned that the company was intent on becoming an Internet service provider. This represented a late move into an extremely competitive area -- a move we felt might threaten earnings.

     Hennes & Mauritz AB, the leading clothing retailer in Europe, lost value during the first quarter as a result of slowing sales on the Continent and expansion costs. The company recently opened its first store in New York.

WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

     Rising interest rates in the United States and overseas are setting a tone of volatility and uncertainty in many international markets. Our jobs become even more challenging in times like these. Again and again, we put each company we own under a microscope to ensure that the fundamentals that led us to buy the stock are still in place and that the company is in position to sustain its growth. Our disciplined approach, coupled with extensive research and analysis, is designed to lead us to individual companies around the world that can grow in the foreseeable future. We want to own the best possible set of companies, regardless of the economic climate.

[right margin]

TYPES OF INVESTMENTS IN THE PORTFOLIO
------------------------------------------------------------------------------
                                                           AS OF JUNE 30, 2000

* COMMON STOCKS                                                 95.9%
* TEMPORARY CASH INVESTMENTS                                     2.9%
* PREFERRED STOCKS                                               1.2%

[pie chart]

------------------------------------------------------------------------------
                                                       AS OF DECEMBER 31, 1999

* COMMON STOCKS                                                 95.3%
* TEMPORARY CASH INVESTMENTS                                     3.9%
* PREFERRED STOCKS                                               0.8%


INVESTMENTS BY COUNTRY
------------------------------------------------------------------------------
                                                          % OF FUND INVESTMENTS

                                             AS OF               AS OF
                                            6/30/00            12/31/99

JAPAN                                        13.9%               26.6%
UNITED KINGDOM                               13.6%               13.2%
FRANCE                                       13.2%               10.6%
SWEDEN                                        8.2%                4.9%
SWITZERLAND                                   6.6%                3.5%
UNITED STATES(1)                              6.5%                7.7%
NETHERLANDS                                   5.9%                6.4%
ITALY                                         4.3%                4.0%
GERMANY                                       4.0%                5.0%
CANADA                                        4.0%                2.5%
OTHER                                        19.8%               15.6%

(1)    Includes temporary cash investments.


                                                 www.americancentury.com      7


VP International--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 95.9%

AUSTRALIA -- 1.4%
                 262,400   News Corp. Ltd. (The) ADR         $       14,300,800
                                                             ------------------
CANADA -- 4.0%
                 245,100   Celestica Inc.(1)                         12,163,088
                 415,100   Nortel Networks Corp.                     28,330,575
                                                             ------------------
                                                                      40,493,663
                                                             ------------------
DENMARK -- 2.6%
                   3,900   Den Danske Bank Group                        469,621
                  86,700   ISS A/S(1)                                 6,608,316
                  84,292   Novo Nordisk A/S Cl B                     14,361,267
                  74,900   Tele Danmark A/S                           5,046,872
                                                             ------------------
                                                                      26,486,076
                                                             ------------------
FINLAND -- 3.6%
                 405,900   Nokia Corp. Cl A ADR                      20,269,631
                 287,525   Sonera Group Oyj                          13,121,796
                  84,100   Tieto Corp. Cl B                           2,809,231
                                                             ------------------
                                                                      36,200,658
                                                             ------------------
FRANCE -- 13.2%
                 294,506   Alcatel Alsthom Compagnie Generale        19,337,271
                  28,043   Altran Technologies SA                     5,497,110
                 117,400   Aventis SA                                 8,578,076
                  94,096   Axa                                       14,838,822
                  52,400   Business Objects S.A. ADR(1)               4,612,838
                  46,300   Pinault-Printemps-Redoute SA              10,297,260
                   4,700   Sagem SA New Shares                        5,516,207
                 151,700   Societe Generale Cl A                      9,134,198
                 163,000   Societe Television Francaise 1            11,372,469
                 251,600   STMicroelectronics N.V.
                              New York Shares                        16,149,575
                  90,900   Suez Lyonnaise des Eaux                   15,942,053
                  32,700   Total SA Cl B                              5,019,236
                  87,945   Vivendi                                    7,770,740
                                                             ------------------
                                                                     134,065,855
                                                             ------------------
GERMANY -- 4.0%
                  19,968   Intershop Communications AG(1)             9,101,358
                  16,323   Marschollek Lautenschlaeger
                              und Partner AG                          6,848,710
                  50,500   SAP AG ADR                                 2,370,344
                  55,200   Schering AG                                3,028,275
                 125,800   Siemens AG                                18,996,869
                                                             ------------------
                                                                      40,345,556
                                                             ------------------

Shares                                                         Value
-------------------------------------------------------------------------------

HONG KONG -- 3.7%
                 329,000   Cheung Kong (Holdings) Ltd.       $        3,640,034
               1,870,000   China Telecom (Hong Kong) Ltd.(1)         16,491,675
                 156,000   China Unicom Limited(1)                      331,187
                 123,400   China Unicom Limited ADR(1)                2,622,250
                 713,000   Citic Pacific Ltd.                         3,731,643
                 882,200   Hutchison Whampoa Limited                 11,090,307
                                                             ------------------
                                                                      37,907,096
                                                             ------------------
ISRAEL -- 1.2%
                  58,800   Check Point Software
                              Technologies Ltd.(1)                   12,485,812
                                                             ------------------
ITALY -- 4.3%
                 518,000   Alleanza Assicurazioni                     6,906,345
               2,334,317   Banca Intesa S.p.A.                       10,463,500
                 363,008   Mediaset SpA                               5,551,118
                 380,600   Mediolanum SpA                             6,198,444
                 299,000   Mondadori (Arnoldo) Editore SpA            6,829,885
                 528,000   Telecom Italia SpA                         7,266,758
                                                             ------------------
                                                                      43,216,050
                                                             ------------------
JAPAN -- 13.9%
                 253,000   Canon, Inc.                               12,579,123
                     289   Fuji Television Network, Inc.              4,517,538
                 990,000   Hitachi Ltd.                              14,263,383
                  79,000   Hoya Corp.                                 7,067,188
                     135   Japan Telecom Co. Ltd.                     5,847,733
                 139,000   Kao Corporation                            4,240,878
                   7,600   Keyence Corp.                              2,504,826
                  63,300   KYOCERA CORP.                             10,723,358
                 356,000   Nomura Securities Co., Ltd.                8,699,280
                     187   NTT Mobile Communications
                              Network, Inc.                           5,053,816
                  46,100   Orix Corp.                                 6,793,776
                 123,000   PIONEER CORP.                              4,783,559
                 597,000   Sharp Corp.                               10,540,750
                  74,700   Sony Corp.                                 6,963,887
                  80,000   Takeda Chemical Industries, Ltd.           5,243,185
                  80,000   Tokyo Electron Ltd.                       10,938,368
               1,346,000   Toshiba Corp.                             15,171,731
                 113,000   Toyota Motor Corp.                         5,139,508
                                                             ------------------
                                                                     141,071,887
                                                             ------------------
MEXICO -- 1.4%
                  52,500   Grupo Televisa S.A. GDR(1)                 3,619,219
                 190,200   Telefonos de Mexico, S.A. Cl L ADR        10,865,175
                                                             ------------------
                                                                      14,484,394
                                                             ------------------


8          1-800-345-6488                    See Notes to Financial Statements


VP International--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

JUNE 30, 2000 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

NETHERLANDS -- 5.9%
                  62,000   ASM Lithography Holding N.V.
                              New York Shares(1)             $        2,733,812
                 339,300   Getronics N.V.                             5,237,218
                 125,776   ING Groep N.V.                             8,510,897
                 453,180   Phillips Electronics N.V.
                              New York Shares                        21,526,050
                  90,900   Royal Dutch Petroleum Co.
                              New York Shares                         5,596,031
                 100,654   United Pan-Europe
                              Communications NV(1)                    2,634,920
                 266,700   VNU N.V.                                  13,790,010
                                                             ------------------
                                                                      60,028,938
                                                             ------------------
PORTUGAL -- 0.4%
                 272,753   Telecel-Comunicacaoes
                              Pessoais, SA(1)                         4,144,871
                                                             ------------------

SOUTH KOREA -- 2.7%
                 215,800   Hyundai Motor Co. Ltd.                     2,767,597
                  62,315   Samsung Electronics                       20,622,170
                  11,700   SK Telecom Co., Ltd.                       3,829,959
                                                             ------------------
                                                                      27,219,726
                                                             ------------------
SPAIN -- 1.6%
                  44,700   Banco Popular Espanol SA                   1,384,194
                  84,558   Sogecable, S.A.(1)                         3,007,983
                 554,091   Telefonica S.A.(1)                        11,915,381
                                                             ------------------
                                                                      16,307,558
                                                             ------------------
SWEDEN -- 8.2%
                 417,016   Assa Abloy AB Cl B                         8,397,489
                  83,000   Atlas Copco AB Cl A                        1,558,065
                  49,640   Atlas Copco AB Cl B(1)                       960,073
                 852,300   Ericsson (L.M.) Telephone Co. ADR         17,072,634
                  93,347   Modern Times Group MTG AB Cl B(1)          4,460,393
                  90,209   NetCom Systems AB Cl B(1)                  6,681,198
               1,002,567   Nordic Baltic Holding AB                   7,585,051
                 438,400   Securitas AB Cl B                          9,326,864
               1,009,600   Skandia Forsakrings AB                    26,762,627
                                                             ------------------
                                                                      82,804,394
                                                             ------------------
SWITZERLAND -- 6.6%
                 124,167   ABB Ltd.                                  14,873,378
                   8,847   Adecco SA                                  7,522,664
                  71,000   Credit Suisse Group                       14,134,663
                   2,409   Julius Baer Holding AG                     9,532,546
                   8,483   Novartis AG                               13,447,897
                   5,678   Swatch Group AG (The) Cl B                 7,224,645
                                                             ------------------
                                                                      66,735,793
                                                             ------------------

Shares                                                         Value
-------------------------------------------------------------------------------

UNITED KINGDOM -- 13.6%
                 864,894   Amvescap Plc                      $       13,901,709
                 105,700   Barclays PLC                               2,633,371
                 701,088   Cable & Wireless plc                      11,896,031
                 218,500   Capita Group Plc                           5,357,484
               2,667,495   Centrica plc                               8,918,908
                 377,800   CMG plc                                    5,362,129
                 133,491   COLT Telecom Group plc(1)                  4,453,220
                 356,600   Compass Group PLC                          4,707,058
                 709,943   Diageo plc                                 6,383,776
                 144,437   Energis plc(1)                             5,427,242
                 872,900   Hays plc                                   4,877,547
                 175,185   Logica plc                                 4,154,637
                 591,800   Misys plc                                  5,007,358
                 218,200   Pearson plc                                6,948,219
                 331,445   SEMA Group plc                             4,724,314
                  65,400   Shire Pharmaceuticals Group PLC(1)         1,140,447
                 997,071   TeleWest Communications plc(1)             3,447,152
               7,342,511   Vodafone AirTouch PLC                     29,727,295
                 581,700   WPP Group plc                              8,511,887
                                                             ------------------
                                                                     137,579,784
                                                             ------------------
UNITED STATES -- 3.6%
                  81,200   Amdocs Ltd.(1)                             6,232,100
                  72,300   Comverse Technology, Inc.(1)               6,726,159
                  83,084   JDS Uniphase Corp.(1)                      9,957,098
                 283,800   Tyco International Ltd.                   13,445,025
                                                             ------------------
                                                                      36,360,382
                                                             ------------------
TOTAL COMMON STOCKS                                                 972,239,293
                                                             ------------------
   (Cost $748,178,979)

PREFERRED STOCKS -- 1.2%

BRAZIL
                 414,400   Petroleo Brasileiro S.A.                 12,550,597
                                                             ------------------
   (Cost $8,198,508)

TEMPORARY CASH INVESTMENTS -- 2.9%

    Repurchase Agreement, Merrill Lynch & Co.,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 6.40%, dated 6/30/00,
       due 7/3/00 (Delivery value $29,715,840)                      29,700,000
                                                             ------------------
   (Cost $29,700,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                           $1,014,489,890
                                                             ==================
   (Cost $786,077,487)


See Notes to Financial Statements                www.americancentury.com      9


VP International--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

JUNE 30, 2000 (UNAUDITED)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    Contracts               Settlement                         Unrealized
     to Sell                   Date             Value             Gain
--------------------------------------------------------------------------------
  2,619,036,200  JPY         7/31/00         $24,794,377        $171,140
                                            ====================================
(Value on Settlement Date $24,965,517)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future -- and at a prearranged exchange rate.

MARKET SECTOR DIVERSIFICATION
                                                     As a Percentage of Total
                                                       Investment Securities

COMMERCIAL SERVICES                                             10.3%
CONSUMER (CYCLICAL)                                              4.4%
CONSUMER (NON-CYCLICAL)                                          1.1%
CONSUMER SERVICES                                                8.8%
ENERGY                                                           2.3%
FINANCIAL                                                       15.2%
HEALTH CARE                                                      5.2%
INDUSTRIALS                                                      2.5%
TECHNOLOGY                                                      30.5%
TELECOMMUNICATIONS                                              14.3%
TEMPORARY CASH INVESTMENTS                                       2.9%
UTILITY                                                          2.5%

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
GDR = Global Depositary Receipt
JPY = Japanese Yen

(1) Non-income producing.


10          1-800-345-6488                   See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

JUNE 30, 2000 (UNAUDITED)

ASSETS

Investment securities, at value
   (identified cost of $786,077,487) (Note 3) ................    $1,014,489,890
Cash .........................................................           309,589
Receivable for forward foreign currency exchange contracts ...           171,140
Receivable for investments sold ..............................        13,093,216
Receivable for capital shares sold ...........................        27,222,413
Dividends and interest receivable ............................         1,026,211
                                                                  --------------
                                                                   1,056,312,459
                                                                  --------------

LIABILITIES

Payable for investments purchased ............................        13,468,588
Payable for capital shares redeemed ..........................        23,929,095
Accrued management fees (Note 2) .............................         1,040,230
Payable for directors' fees and expenses .....................               422
                                                                  --------------
                                                                      38,438,335
                                                                  --------------
NET ASSETS ...................................................    $1,017,874,124
                                                                  ==============

CAPITAL SHARES, $0.01 PAR VALUE

Authorized ...................................................       200,000,000
                                                                  ==============
Outstanding ..................................................        88,054,961
                                                                  ==============
NET ASSET VALUE PER SHARE ....................................    $        11.56
                                                                  ==============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ......................    $  724,086,799
Undistributed net investment income ..........................           162,321
Accumulated undistributed net realized gain
   on investments and foreign currency transactions ..........        65,044,731
Net unrealized appreciation on investments
   and translation of assets and liabilities
   in foreign currencies (Note 3) ............................       228,580,273
                                                                  --------------
                                                                  $1,017,874,124
                                                                  ==============


See Notes to Financial Statements          www.americancentury.com          11


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME

INCOME:
Dividends (net of foreign taxes withheld of $587,962) ........    $   3,988,192
Interest .....................................................        2,228,168
                                                                  -------------
                                                                      6,216,360
                                                                  -------------
EXPENSES (Note 2):
Management fees ..............................................        6,017,054
Directors' fees and expenses .................................            2,457
                                                                  -------------
                                                                      6,019,511
                                                                  -------------
NET INVESTMENT INCOME ........................................          196,849
                                                                  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY (NOTE 3)

NET REALIZED GAIN (LOSS) ON:
Investments ..................................................       77,073,343

Foreign currency transactions ................................       (8,670,533)
                                                                  -------------
                                                                     68,402,810
                                                                  -------------

Change in net unrealized appreciation on:
Investments ..................................................     (115,509,620)

Translation of assets and liabilities in foreign currencies ..       (9,234,663)
                                                                  -------------
                                                                   (124,744,283)
                                                                  -------------

Net realized and unrealized loss on investments and
   foreign currency ..........................................      (56,341,473)
                                                                  -------------

Net Decrease in Net Assets Resulting from Operations .........    $ (56,144,624)
                                                                  =============


12          1-800-345-6488                   See Notes to Financial Statements


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 1999

Increase in Net Assets

                                                      2000              1999

OPERATIONS

Net investment income (loss) ...............  $       196,849   $      (874,411)
Net realized gain on investments and
   foreign currency transactions ...........       68,402,810        43,695,305
Change in net unrealized appreciation
   on investments and translation of assets
   and liabilites in foreign currencies ....     (124,744,283)      263,487,534
                                              ---------------   ---------------
Net increase (decrease) in net assets
   resulting from operations ...............      (56,144,624)      306,308,428
                                              ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income .................       (1,166,113)             --
From net realized gains on
   investment transactions .................      (17,435,012)             --
                                              ---------------   ---------------

Decrease in net assets from distributions ..      (18,601,125)             --
                                              ---------------   ---------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ..................    2,164,398,503       849,452,226
Proceeds from reinvestment
   of distributions ........................       18,601,125              --
Payments for shares redeemed ...............   (1,890,221,295)     (774,881,238)
                                              ---------------   ---------------
Net increase in net assets from
   capital share transactions ..............      292,778,333        74,570,988
                                              ---------------   ---------------
Net increase in net assets .................      218,032,584       380,879,416

NET ASSETS

Beginning of period ........................      799,841,540       418,962,124
                                              ---------------   ---------------
End of period ..............................  $ 1,017,874,124   $   799,841,540
                                              ===============   ===============
Undistributed net investment income ........  $       162,321   $     1,149,432
                                              ===============   ===============

TRANSACTIONS IN SHARES OF THE FUND

Sold .......................................      184,256,440        99,625,040
Issued in reinvestment of distributions ....        1,320,165              --
Redeemed ...................................     (161,489,660)      (90,616,064)
                                              ---------------   ---------------
Net increase ...............................       24,086,945         9,008,976
                                              ===============   ===============


See Notes to Financial Statements          www.americancentury.com          13


Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. VP International Fund (the fund) is one of the six series of funds issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is capital growth. The fund seeks to achieve its investment objective by investing primarily in an internationally diversified portfolio of equity securities that are considered by management to have prospects for appreciation. The fund will invest primarily in securities of issuers located in developed markets. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for foreign currency transactions and wash sales and may result in reclassification among certain capital accounts.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is a distributor of the corporation. Certain officers of FDI are also officers of the corporation.


14      1-800-345-6488


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month.

    The annualized fee schedule for the fund is as follows:

       1.50% on the first $250 million
       1.20% on the next $250 million
       1.10% over $500 million

    Effective March 13, 2000, American Century Investment Services, Inc. (ACIS), became a distributor of the corporation.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, a distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2000, totaled $803,076,017 and $537,706,346, respectively.

    As of June 30, 2000, accumulated net unrealized appreciation on investments was $225,068,642, based on the aggregate cost of investments for federal income tax purposes of $789,421,248, which consisted of unrealized appreciation of $249,475,146 and unrealized depreciation of $24,406,504.

--------------------------------------------------------------------------------
4. BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2000.


                                                www.americancentury.com      15


VP International--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                2000(1)          1999        1998            1997        1996          1995
-------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period ....  $     12.50       $     7.62  $     6.84     $      5.96  $     5.33    $     4.75
                                           -----------       ----------  ----------     -----------  ----------    ----------
Income From Investment Operations

  Net Investment Income (Loss) ..........        --(2)            (0.01)       0.02           (0.02)       0.02(3)       0.03(3)
  Net Realized and Unrealized Gain (Loss)
     on Investment Transactions .........        (0.71)            4.89        1.24            1.11        0.74          0.55
                                           -----------       ----------  ----------     -----------  ----------    ----------
  Total From Investment Operations ......        (0.71)            4.88        1.26            1.09        0.76          0.58
                                           -----------       ----------  ----------     -----------  ----------    ----------
Distributions
  From Net Investment Income ............        (0.01)            --         (0.04)          (0.06)      (0.03)         --
  In Excess of Net Investment Income ....         --               --          --             (0.01)      (0.07)         --
  From Net Realized Gains on
     Investment Transactions ............        (0.22)            --         (0.36)          (0.14)      (0.03)         --
  In Excess of Net Realized Gains .......         --               --         (0.08)           --          --            --
                                           -----------       ----------  ----------     -----------  ----------    ----------
  Total Distributions ...................        (0.23)            --         (0.48)          (0.21)      (0.13)         --
                                           -----------       ----------  ----------     -----------  ----------    ----------

Net Asset Value, End of Period ..........  $     11.56       $    12.50  $     7.62     $      6.84  $     5.96    $     5.33
                                           ===========       ==========  ==========     ===========  ==========    ==========
  Total Return(4) .......................        (6.01)%          64.04%      18.76%          18.63%      14.41%        12.21%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
   to Average Net Assets ................         1.23%(5)         1.34%       1.47%(6)        1.50%       1.50%         1.50%
Ratio of Net Investment Income (Loss)
   to Average Net Assets ................         0.04%(5)        (0.17)%      0.25%(6)       (0.08)%      0.31%         0.70%
Portfolio Turnover Rate .................           59%             109%        181%            173%        154%          214%
Net Assets, End of Period
   (in thousands) .......................  $ 1,017,874       $  799,842  $  418,962     $   216,523  $  101,335    $   51,609

(1)  Six months ended June 30, 2000 (unaudited).

(2)  Per share amount was less than $0.005.

(3)  Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

(6) ACIM voluntarily waived a portion of its management fee from October 1, 1998 through November 16, 1998. In absence of the waiver, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income to average net assets would have been 1.48% and 0.24%, respectively, for the year ended December 31, 1998.


16          1-800-345-6488                   See Notes to Financial Statements


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The philosophy behind American Century's Variable Portfolios growth funds focuses on three important principles. Chiefly, the funds seek to own successful companies, which we define as those whose earnings and revenues are growing at accelerating rates. In addition, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of these opportunities may significantly limit potential for gain. Of course, remaining fully invested also means the funds may experience greater losses in market downturns. Finally, American Century Variable Portfolios funds are managed by teams, rather than by one "star" manager. We believe this enables us to make better, more consistent management decisions.

     VP INTERNATIONAL'S investment objective is capital growth. The fund invests primarily in the equity securities of foreign companies that exhibit accelerating earnings growth. It favors companies based in developed markets. It will typically have significant share price fluctuations.

     International investing involves special risks including political instability and economic risk.

HOW CURRENCY RETURNS AFFECT  FUND PERFORMANCE

     For U.S. investors, the total return from international stocks includes the effects of currency fluctuations -- the movement of international currency values in relation to the value of the U.S. dollar. Currency exchange rates come into play when international stock income, gains and losses are converted into U.S. dollars.

     Changing currency values may have a significant impact on the total returns of international stock funds. The value of the foreign investments held by international stock funds may be reduced or increased by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated. This tended to be the case in 1997, when the dollar increased in value against most major foreign currencies. (The weakened foreign currencies bought fewer dollars.) Conversely, the U.S. dollar value of a foreign security tends to increase when the value of the dollar falls against the foreign currency. (The stronger foreign currency buys more dollars.) In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between U.S. dollars and various currencies in order to purchase and sell foreign securities. Currency restrictions, exchange control regulations, currency devaluations and political developments may also affect net asset value.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, the index is viewed as a broad measure of U.S. stock market performance.

     MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) has developed several indices that measure the performance of foreign stock markets. The best known is the EUROPE, AUSTRALASIA, FAR EAST INDEX (EAFE(reg.tm)), which is a widely followed group of stocks from 20 countries. Within this index are two narrower indices. The MSCI EUROPE measures stock performance in 14 European countries. The MSCI FAR EAST measures stock performance in Japan, Hong Kong, Malaysia and Singapore.

[right margin]

PORTFOLIO MANAGERS
  VP International
       HENRIK STRABO
       MARK KOPINSKI


                                                www.americancentury.com      17


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 16.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $8.7 billion. This is Lipper's market capitalization breakpoint as of June 30, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S& P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.3 billion and $8.7 billion. This is Lipper's market capitalization breakpoint as of June 30, 2000, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.


18      1-800-345-6488


Glossary
--------------------------------------------------------------------------------

                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.3 billion. This is Lipper's market capitalization breakpoint as of June 30, 2000, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.


                                                www.americancentury.com      19


Notes
--------------------------------------------------------------------------------


20      1-800-345-6488


[back inside cover]




[back cover]

WHO WE ARE

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo(reg.sm)]
American
Century

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

0008                                 American Century Investment Services, Inc.
SH-SAN-21257                      (c)2000 American Century Services Corporation

[front cover]

June 30, 2000

AMERICAN CENTURY(reg.sm)
VARIABLE PORTFOLIOS

Semiannual Report

[graphic of runners]

VP Advantage


[american century logo and text logo (reg.sm)]
American
Century

[inside front cover]


VARIABLE PORTFOLIOS
VP ADVANTAGE
-------------------------------------------------------------------------------


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     The first half of 2000 served as yet another reminder of the importance of a diversified investment portfolio. For investors who had them, bonds helped cushion the increasing volatility of stocks, though bonds experienced some ups and downs as well.

     Rising and falling concerns about inflation, interest rates, and the profitability of so-called "New Economy" technology and telecommunications stocks caused major shifts in investor sentiment. The stock market grew increasingly volatile. For example, the tech-heavy Nasdaq Composite Index lost more than 25% in a single week in early April, then enjoyed one of its best months ever in June.

     U.S. bonds benefited a little from equity market volatility, but rising short-term interest rates put pressure on bond prices for much of the period. Treasury bond holders turned out to be the biggest winners. The U.S. government used the budget surplus to buy back its own debt, which helped support Treasury prices. Treasury yields fell and actually "inverted," with long-term yields falling below short-term yields.

     In this unusual and rapidly changing environment, VP Advantage's mix of 40% stocks, 40% bonds, and 20% money market securities maintained its value and significantly outperformed some major investment benchmarks, including the S&P 500.

     On a final note, this is the last report you'll receive for VP Advantage. As we reported to you six months ago, the fund's sole shareholder, Nationwide Insurance Company, filed an application to permit the substitution of shares of American Century VP Balanced for shares of VP Advantage. The substitution application was approved earlier this year, allowing the substitution to take place as of July 31, 2000.

     VP Balanced, like VP Advantage, seeks capital growth and current income, but it keeps about 60% of its assets in stocks and 40% in corporate, mortgage-backed, and Treasury bonds. VP Balanced has the same fiscal year as VP Advantage, so its June 30, 2000 semiannual report is available for review, and its next report will be distributed in about six months.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                       Chief Executive Officer

[right margin]

Table of Contents
   Report Highlights .......................................................   2
   Market Perspective ......................................................   3
VP ADVANTAGE
   Performance Information .................................................   4
   Management Q&A ..........................................................   5
   Types of Investments
      in the Portfolio .....................................................   5
   Top Five Stock Industries ...............................................   5
   Top Ten Stock Holdings ..................................................   6
   Fixed-Income Portfolio ..................................................   6
   Schedule of Investments .................................................   7
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ..........................................................   9
   Statement of Operations .................................................  10
   Statements of Changes
      in Net Assets ........................................................  11
   Notes to Financial
      Statements ...........................................................  12
   Financial Highlights ....................................................  14
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies ......................................................  15
      Comparative Indices ..................................................  15
      Credit Rating
         Guidelines ........................................................  15
      Investment Team
         Leaders ...........................................................  15
   Glossary ................................................................  16


                                                 www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The first half of 2000 was marked by sudden swings in investor sentiment and market volatility.

* The biggest story in the U.S. stock market was the rise, fall, and then rise again of technology and telecommunications ("New Economy") stocks.

* The first quarter was mostly a continuation of late 1999. Investors expressed confidence in the economy by discarding "Old Economy" stocks and snapping up dot-coms.

* March brought a sudden shift in stock market sentiment. Concerns about profitability in the tech sector and the potential impact of rising interest rates led many investors to move into undervalued sectors or out of the market completely.

* June brought another change in stock sentiment. Reduced concerns about higher interest rates brought investors back into the battered tech sector.

* Strong economic growth and rising interest rates put pressure on U.S. bond prices, but a June rally helped bonds perform relatively well.

* Treasury securities performed best, benefiting from the government's plans to reduce issuance and buy back higher-yielding, longer-term bonds.

* Corporate bonds lagged. Companies issued record amounts of new debt to fill the Treasury void and lock in lower rates before the Fed raised interest rates again.

FUND PERFORMANCE

* VP Advantage and its benchmark index (40% S&P 500, 40% Lehman Intermediate Government Bond Index, 20% 90-day Treasury bill index) posted small gains, though the fund significantly outperformed the benchmark.

* The fund beat the benchmark because VP Advantage's stock portfolio posted a significantly higher return than the S&P 500.

VP ADVANTAGE'S STOCK PORTFOLIO

*   It beat the S&P 500 because many of our larger positions performed well.

* Four of the top five industry weightings as of June 30--electrical equipment, computer software, drugs, and semiconductors--contributed positively to performance.

* Not all our top-tier positions performed well. Microsoft, AOL, Vodafone Airtouch, and Clear Channel Communications were notable exceptions.

VP ADVANTAGE'S FIXED-INCOME PORTFOLIO

*   It tracked the performance of its bond and money market benchmarks.

*   We kept duration relatively short in anticipation of rising interest rates.

* Otherwise, we made few changes. We continued to emphasize short- to intermediate-term Treasury bonds, with modest positions in mortgage-backed and government agency securities.

[left margin]

                 VP ADVANTAGE
    TOTAL RETURNS:           AS OF 6/30/00
       6 Months                      4.13%*
       1 Year                       15.17%
    INCEPTION DATE:                 8/1/91
    NET ASSETS:              $19.5 million

* Not annualized.

See Total Returns on page 4.
Investment terms are defined in the Glossary on pages 16-17.


2      1-800-345-6488


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]
Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century

OVERVIEW

     The first half of 2000 was an extraordinary period in the U.S. financial markets. Sudden swings in investor sentiment created volatility in both the stock and bond markets and caused significant performance disparities between sectors.

U.S. STOCKS

     Technology and telecommunications stocks (representing the "New Economy") led the market both up and down. The first quarter of 2000 was mostly a continuation of late 1999. Investors expressed confidence in the U.S. economy by discarding "Old Economy" stocks--industrial, consumer, and home products companies--and snapping up shares of dot-coms and other tech-oriented firms. The tech-heavy Nasdaq Composite Index gained 24% from December 31 to March 10, while the S&P 500 fell nearly 5%.

     But March brought a sudden shift in market sentiment. Concerns about sustainability and profitability in the tech sector, as well as the potential impact of several interest rate hikes by the Federal Reserve, led many investors to move into undervalued sectors of the market or sit on the sidelines. From March 10 to May 26, the Nasdaq fell 37%, including a record 25% plunge in the second week of April.

     June brought another change in sentiment. As signs of slower economic growth emerged and fears of higher interest rates and inflation subsided, investors jumped back into the battered tech sector. The Nasdaq rose almost 17% in June, the fifth-best month in its history, but the index still lost 3% for the first half of 2000.

U.S. BONDS

     Strong economic growth and rising interest rates put pressure on bond prices for much of the first half of the year, but a June rally (when signs of an economic slowdown appeared) helped bonds perform relatively well (see the table at right).

     Treasury securities performed best, benefiting from reduced supply and increased demand as the government reduced Treasury issuance and bought back its higher-yielding, longer-term bonds.

     Mortgage-backed securities also performed relatively well. These bonds tend to be less sensitive to interest rate changes, and higher mortgage rates led to reduced refinancing activity.

     Corporate bonds lagged after companies issued record amounts of new debt to fill the void left by the Treasury and lock in lower rates before the Fed raised interest rates again. Unfortunately, there wasn't sufficient demand to absorb all the new supply, which kept corporate yields relatively high.

[right margin]

"SUDDEN SWINGS IN INVESTOR SENTIMENT CREATED VOLATILITY IN BOTH THE STOCK AND BOND MARKETS AND CAUSED SIGNIFICANT PERFORMANCE DISPARITIES BETWEEN SECTORS."

U.S. STOCK MARKET PERFORMANCE
FOR THE SIX MONTHS ENDED JUNE 30, 2000
   S&P 500                        -0.42%
   S&P MIDCAP 400                  9.06%
   S&P SMALLCAP 600                6.93%

These indices represent the performance of large-, medium-, and small-capitalization stocks.

U.S. BOND MARKET PERFORMANCE
FOR THE SIX MONTHS ENDED JUNE 30, 2000
   LEHMAN AGGREGATE BOND INDEX     3.99%
   Lehman Treasury Bond Index      5.37%
   Lehman Mortgage-Backed
      Securities Index             3.67%
   Lehman Corporate Bond Index     2.68%

Source: Russell/Mellon Analytical and Lipper Inc.


                                                 www.americancentury.com      3


VP Advantage--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2000

                  VP      BLENDED                LEHMAN INT.    90-DAY TREASURY
              ADVANTAGE    INDEX    S&P 500   GOVERNMENT INDEX    BILL INDEX
================================================================================
6 MONTHS(1)      4.13%     1.79%     -0.42%        3.49%             2.84%
1 YEAR          15.17%     5.76%      7.24%        4.48%             5.36%
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         13.99%    11.17%     19.66%        5.75%             5.03%
5 YEARS         12.91%    12.87%     23.80%        5.82%             5.10%
LIFE OF FUND    10.23%    11.06%     18.60%        6.72%             4.63%

The fund's inception date was 8/1/91.

(1)  Returns for periods less than one year are not annualized.

See pages 15-16 for information about the indices and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 6/30/00
S&P 500                      $45,786
Blended Index                $25,611
VP Advantage                 $23,826
Lehman Int. Govt. Index      $17,863
90-Day Treasury Bill Index   $14,982

                 VP                    Lehman Int.    Blended   90-Day Treasury
              Advantage     S&P 500    Govt. Index     Index      Bill Index
DATE            VALUE        VALUE        VALUE        VALUE        VALUE
8/1/1991       $10,000      $10,000      $10,000      $10,000      $10,000
9/30/1991      $10,174      $10,066      $10,363      $10,189      $10,087
12/31/1991     $11,381      $10,910      $10,862      $10,750      $10,202
3/31/1992      $10,804      $10,634      $10,748      $10,618      $10,302
6/30/1992      $10,571      $10,836      $11,165      $10,883      $10,396
9/30/1992      $10,773      $11,177      $11,655      $11,228      $10,476
12/31/1992     $10,953      $11,740      $11,616      $11,455      $10,556
3/31/1993      $11,126      $12,253      $12,051      $11,844      $10,635
6/30/1993      $11,350      $12,313      $12,287      $11,978      $10,714
9/30/1993      $11,720      $12,631      $12,546      $12,221      $10,795
12/31/1993     $11,702      $12,924      $12,565      $12,360      $10,877
3/31/1994      $11,716      $12,434      $12,332      $12,101      $10,965
6/30/1994      $11,520      $12,486      $12,263      $12,117      $11,073
9/30/1994      $11,789      $13,097      $12,358      $12,419      $11,196
12/31/1994     $11,824      $13,094      $12,345      $12,447      $11,345
3/31/1995      $12,192      $14,370      $12,859      $13,175      $11,510
6/30/1995      $12,985      $15,742      $13,459      $13,961      $11,672
9/30/1995      $13,512      $16,994      $13,668      $14,529      $11,830
12/31/1995     $13,805      $18,017      $14,125      $15,112      $11,987
3/31/1996      $13,983      $18,984      $14,028      $15,432      $12,136
6/30/1996      $14,324      $19,836      $14,122      $15,789      $12,288
9/30/1996      $14,649      $20,449      $14,365      $16,133      $12,446
12/31/1996     $15,082      $22,153      $14,697      $16,861      $12,601
3/31/1997      $14,798      $22,747      $14,694      $17,083      $12,763
6/30/1997      $16,087      $26,720      $15,104      $18,510      $12,925
9/30/1997      $16,938      $28,719      $15,491      $19,300      $13,089
12/31/1997     $17,016      $29,543      $15,833      $19,742      $13,258
3/31/1998      $18,016      $33,665      $16,072      $21,013      $13,426
6/30/1998      $18,793      $34,775      $16,370      $21,499      $13,594
9/30/1998      $18,131      $31,315      $17,134      $21,097      $13,758
12/31/1998     $19,941      $37,985      $17,177      $22,960      $13,906
3/31/1999      $20,595      $39,881      $17,131      $23,444      $14,060
6/30/1999      $20,690      $42,697      $17,096      $24,140      $14,217
9/30/1999      $20,754      $40,028      $17,269      $23,691      $14,384
12/31/1999     $22,883      $45,984      $17,260      $25,158      $14,566
3/31/2000      $23,986      $47,037      $17,543      $25,623      $14,769
6/30/2000      $23,826      $45,786      $17,863      $25,611      $14,982

$10,000 investment made 8/1/91

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The blended index is provided for comparison in each graph, while the S&P 500, Lehman Intermediate Government, and 90-day Treasury bill indices are provided for comparison in the graph at left. VP Advantage's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED JUNE 30)

               VP Advantage       Blended Index
DATE              RETURN             RETURN
6/30/1992*         5.71%              8.79%
6/30/1993          7.37%             10.07%
6/30/1994          1.49%              1.16%
6/30/1995         12.71%             15.39%
6/30/1996         10.32%             13.42%
6/30/1997         12.31%             17.68%
6/30/1998         16.81%             16.45%
6/30/1999         10.11%             11.80%
6/30/2000         15.17%              5.76%

* From 8/1/91 (the fund's inception date) to 6/30/92.


4      1-800-345-6488


VP Advantage--Q&A
--------------------------------------------------------------------------------
[photo of John Sykora, Jim Stowers III, Bruce Wimberly]
Equity team leaders: John Sykora, Jim Stowers III, Bruce Wimberly

[photo of Jeff Houston]   [photo of John Walsh]
Fixed-income team leaders: Jeff Houston and  John Walsh

     Based on interviews with VP Advantage's equity and fixed-income team leaders (pictured above).

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2000?

     VP Advantage's total return was 4.13%. That beat the fund's benchmark--a blended index that's 40% U.S. stocks (S&P 500), 40% U.S. bonds (Lehman Brothers Intermediate Government Bond Index), and 20% money market securities (90-day Treasury bill index)--which returned just 1.79%. (See the previous page for other fund performance comparisons.)

     The fund beat the blended index because VP Advantage's stock portfolio performed much better than the S&P 500--the portfolio gained about 6%, while the index declined 0.42%.

WHY DID THE STOCK PORTFOLIO OUTPERFORM THE S&P 500?

     Several factors worked in our favor, but perhaps most significant was the good performance of many of our larger holdings. We focused on companies that we believed held the most promise: Large-capitalization firms with accelerating earnings and revenues that we thought could sustain their growth going forward.

     This strategy worked well: As of June 30, VP Advantage's top 10 stock holdings represented 47% of the equity portfolio, and six of them (34% of the equity portfolio) were the biggest contributors to performance. Those six were Pfizer (up 49% in the first half), Cisco Systems (up 19%), Oracle (up 50%), Intel (up 63%), EMC Corporation (up 41%), and JDS Uniphase (up 49%).

WHAT LED YOU TO FOCUS ON THESE COMPANIES?

     Underlying our positions was strong fundamental research and stock selection. Our discipline and criteria led us to semiconductor companies (Intel), electrical equipment companies (Cisco and JDS Uniphase), and computer software and hardware companies (Oracle and EMC).

     We're especially pleased with how our research and stock selection were borne out in the drug sector, particularly with Pfizer. Six months ago, in VP Advantage's annual report, we noted that drug stocks were among the fund's worst performers in 1999 (for example, Pfizer was down 22% while the S&P 500 was up 21%). We also discussed how our research indicated that the fundamentals of the drug companies we owned remained solid and that their future earnings should improve based on significant investments in research and development. We trusted our research, we were patient, and it paid off.

[right margin]

"THE FUND BEAT THE BLENDED INDEX BECAUSE VP ADVANTAGE'S STOCK PORTFOLIO PERFORMED MUCH BETTER THAN THE S&P 500."

[pie chart - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                               AS OF JUNE 30, 2000
COMMON STOCKS                         42%
U.S. TREASURY SECURITIES              36%
CASH (REPOS)                          15%
MORTGAGE-BACKED SECURITIES             4%
U.S. GOVT. AGENCY SECURITIES           3%

TOP FIVE STOCK INDUSTRIES
                              % OF EQUITY PORTFOLIO
                                AS OF         AS OF
                               6/30/00       12/31/99
ELECTRICAL EQUIPMENT            13.8%         13.7%
COMPUTER SOFTWARE               13.1%         15.0%
DRUGS                           12.2%         10.7%
SEMICONDUCTORS                   8.6%          8.1%
FINANCIAL SERVICES               7.7%          0.4%

Security types are defined on page 16.


                                                  www.americancentury.com      5


VP Advantage--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHICH STOCKS DETRACTED MOST FROM PERFORMANCE?

     Not all of our top-tier holdings performed well. Microsoft (down 31%), which contributed significantly to performance in previous periods, stumbled in the wake of disappointing first quarter revenue growth and antitrust litigation.

     America Online (down 31%), another past contributor and top-tier holding, didn't meet analysts' expectations and was hurt by the tech and telecommunications sell-off. The same was true of June 30 top-10 holdings Vodafone Airtouch (down 13%) and Clear Channel Communications (down 16%).

LET'S SHIFT TO THE FIXED-INCOME PORTFOLIO. HOW DID IT PERFORM, AND HOW DID YOU MANAGE IT?

     The portfolio behaved pretty much like a short-term government bond fund. It returned about 3%, between the 3.49% return of the Lehman Brothers Intermediate Government Bond Index and the 2.84% return of a 90-day Treasury bill index.

     In anticipation of increases in short-term interest rates by the Federal Reserve, we lowered the portfolio's interest rate and price sensitivity (its duration) from 3.4 years at the end of 1999 to 2.5 years at the end of the first quarter. This helped mitigate losses when rates rose, but we gave up some return during the months when bonds rallied.

     Otherwise, we made few changes. We continued to emphasize short- and intermediate-term Treasury bonds, with modest positions in mortgage-backed and government agency securities.

ORDINARILY, WE'D ASK FOR YOUR MARKET AND FUND OUTLOOK, BUT THAT'S NOT PARTICULARLY USEFUL SINCE MOST SHAREHOLDERS MOVED INTO VP BALANCED AS OF JULY 31 (SEE PAGE 1 FOR MORE DETAILS). WHAT ARE THE SIMILARITIES AND DIFFERENCES BETWEEN VP ADVANTAGE AND VP BALANCED?

     The main similarity is that their primary objectives are closely related-- each provides capital growth and current income through diversified equity and fixed-income portfolios.

     The biggest difference is the asset allocation. Instead of being 40% stocks, 40% bonds, and 20% money market securities like VP Advantage, VP Balanced is 60% stocks and 40% bonds. That may sound like a more aggressive investment approach, but VP Balanced's stock portfolio is managed more conservatively than VP Advantage's was.

HOW ARE VP BALANCED'S STOCK AND BOND PORTFOLIOS MANAGED?

     On the stock side, American Century's quantitative equity team provides the management. The team uses two computer models as key tools in making investment decisions--one that ranks stocks based on their expected return, and another that is used in creating a portfolio that balances high-ranking stocks with an overall risk level that is comparable to the S&P 500.

     On the bond side, the benchmark is the Lehman Brothers Aggregate Bond Index. This index is designed to model the taxable U.S. bond market, including Treasury, mortgage-backed, corporate, agency, and asset-backed bonds. The investment team overlaps the one that managed the fixed-income side of VP Advantage.

[left margin]

TOP TEN STOCK HOLDINGS
                         % OF EQUITY PORTFOLIO
                          AS OF         AS OF
                         6/30/00       12/31/99
PFIZER, INC.              9.8%           2.3%
CISCO SYSTEMS, INC.       6.6%           6.2%
GENERAL ELECTRIC CO.
     (U.S.)               5.7%           6.5%
ORACLE CORP.              4.7%           3.2%
INTEL CORP.               4.3%           1.4%
EMC CORP. (MASS.)         4.3%            --
VODAFONE AIRTOUCH
     PLC ORD              3.9%           0.7%
JDS UNIPHASE CORP.        3.9%           2.5%
CLEAR CHANNEL
     COMMUNICATIONS,
     INC.                 3.8%           3.9%

FIXED-INCOME PORTFOLIO
                                           AS OF           AS OF
                                          6/30/00         12/31/99
PORTFOLIO SENSITIVITY TO INTEREST RATES
   WEIGHTED AVERAGE MATURITY             5.5 YEARS        4.8 YEARS
   DURATION                              2.5 YEARS        3.4 YEARS

PORTFOLIO CREDIT QUALITY                 % OF FIXED-INCOME PORTFOLIO

   AAA                                     100%             100%

Investment terms are defined in the Glossary on pages 16-17. Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 15 for more information


6      1-800-345-6488


VP Advantage--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 42.3%
COMPUTER HARDWARE &  BUSINESS MACHINES -- 2.7%
                   2,100   Dell Computer Corp.(1)                  $   103,622
                   4,300   EMC Corp. (Mass.)(1)                        330,831
                     700   Network Appliances, Inc.(1)                  56,328
                                                                   -----------
                                                                         490,781
                                                                   -----------
COMPUTER SOFTWARE -- 5.5%
                     300   Check Point Software
                              Technologies Ltd. ADR(1)                  63,703
                   1,900   International Business
                              Machines Corp.                           208,169
                   3,300   Microsoft Corp.(1)                          263,897
                   4,300   Oracle Corp.(1)                             361,334
                   1,000   Veritas Software Corp.(1)                   112,969
                                                                   -----------
                                                                       1,010,072
                                                                   -----------
DEPARTMENT STORES -- 1.2%
                   3,700   Wal-Mart Stores, Inc.                       213,212
                                                                   -----------
DRUGS -- 5.2%
                   1,200   American Home Products Corp.                 70,500
                   1,000   Amgen Inc.(1)                                70,281
                  15,725   Pfizer, Inc.                                754,799
                   1,000   Schering-Plough Corp.                        50,500
                                                                   -----------
                                                                         946,080
                                                                   -----------
ELECTRICAL EQUIPMENT -- 5.8%
                   8,000   Cisco Systems Inc.(1)                       508,250
                   2,500   JDS Uniphase Corp.(1)                       299,609
                   3,800   Nortel Networks Corp. ADR                   259,350
                                                                   -----------
                                                                       1,067,209
                                                                   -----------
ENERGY RESERVES & PRODUCTION -- 0.1%
                     300   Exxon Mobil Corp.                            23,550
                                                                   -----------
ENTERTAINMENT -- 1.1%
                   2,929   Viacom, Inc. Cl B(1)                        199,721
                                                                   -----------
FINANCIAL SERVICES -- 3.3%
                   1,400   American Express Co.                         72,974
                   8,300   General Electric Co. (U.S.)                 439,900
                     800   Marsh & McLennan
                              Companies, Inc.                           83,550
                                                                   -----------
                                                                         596,424
                                                                   -----------
FOOD & BEVERAGE -- 0.5%
                   2,300   PepsiCo, Inc.                               102,206
                                                                   -----------
INFORMATION SERVICES -- 0.6%
                   2,100   First Data Corp.                            104,212
                                                                   -----------
INTERNET -- 1.6%
                   2,400   America Online Inc.(1)                      126,600
                     600   Digital Island(1)                            29,156

Shares                                                                 Value
--------------------------------------------------------------------------------

                   1,200   Portal Software, Inc.(1)                $    76,688
                     600   Verio Inc.(1)                                33,281
                     200   Yahoo! Inc.(1)                               24,781
                                                                   -----------
                                                                         290,506
                                                                   -----------
MEDIA -- 2.6%
                       3,900 Clear Channel Communications,
                              Inc.(1)                                  292,500
                     400   General Motors Corp. Cl H(1)                 35,100
                   2,500   Infinity Broadcasting Corp. Cl A(1)          91,094
                        500 Univision Communications Inc.
                              Cl A(1)                                   51,750
                                                                   -----------
                                                                         470,444
                                                                   -----------
MEDICAL PRODUCTS & SUPPLIES -- 1.8%
                   2,200   Guidant Corp.(1)                            108,900
                   4,400   Medtronic, Inc.                             219,175
                                                                   -----------
                                                                         328,075
                                                                   -----------
OIL SERVICES -- 1.1%
                   1,500   Schlumberger Ltd.                           111,938
                   1,800   Transocean Sedco Forex, Inc.                 96,188
                                                                   -----------
                                                                         208,126
                                                                   -----------
PROPERTY & CASUALTY INSURANCE -- 0.7%
                   1,030   American International Group, Inc.          121,025
                                                                   -----------
SEMICONDUCTOR -- 3.6%
                   2,500   Intel Corp.                                 334,141
                     600   Linear Technology Corp.                      38,344
                     700   Maxim Integrated Products, Inc.(1)           47,534
                   2,600   Texas Instruments Inc.                      178,588
                     800   Xilinx, Inc.(1)                              66,075
                                                                   -----------
                                                                         664,682
                                                                   -----------
SPECIALTY STORES -- 0.3%
                   1,250   Home Depot, Inc.                             62,422
                                                                   -----------
TELEPHONE -- 1.5%
                   1,000   Bell Atlantic Corp.(1)                       50,812
                   1,700   GTE Corp.                                   105,825
                   2,700   McLeodUSA Inc. Cl A(1)                       55,941
                       1,600 NEXTLINK Communications, Inc.
                              Cl A(1)                                   60,650
                                                                   -----------
                                                                         273,228
                                                                   -----------
WIRELESS TELECOMMUNICATIONS -- 3.1%
                   1,200   ALLTEL Corp.                                 74,325
                     500   QUALCOMM Inc.(1)                             29,984
                   2,700   Sprint PCS(1)                               160,650
                  74,295   Vodafone AirTouch PLC ORD                   300,795
                                                                   -----------
                                                                         565,754
                                                                   -----------
TOTAL COMMON STOCKS                                                  7,737,729
                                                                   -----------
   (Cost $4,963,412)


See Notes to Financial Statements               www.americancentury.com      7


VP Advantage--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
JUNE 30, 2000 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 35.8%
              $  150,000   U.S. Treasury Notes, 5.50%,
                              12/31/00                             $   149,344
                 300,000   U.S. Treasury Notes, 6.25%,
                              1/31/02                                  298,969
               1,000,000   U.S. Treasury Notes, 6.50%,
                              2/28/02                                1,000,313
               1,200,000   U.S. Treasury Notes, 6.50%,
                              5/31/02                                1,201,126
               1,000,000   U.S. Treasury Notes, 7.875%,
                              11/15/04                               1,058,750
               1,500,000   U.S. Treasury Notes, 6.50%,
                              8/15/05                                1,516,407
                 800,000   U.S. Treasury Notes, 6.50%,
                              10/15/06                                 809,250
                 400,000   U.S. Treasury Bonds, 9.125%,
                              5/15/18                                  522,000
                                                                   -----------
TOTAL U.S. TREASURY SECURITIES                                       6,556,159
                                                                   -----------
   (Cost $6,665,464)

U.S. GOVERNMENT AGENCY SECURITIES -- 2.7%
                 250,000   FNMA, Series B, 7.25%,
                              1/15/10                                  252,471
                 250,000   FNMA MTN, Series B, 5.54%,
                              2/5/04                                   238,020
                                                                   -----------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                      490,491
                                                                   -----------
   (Cost $503,013)

MORTGAGE-BACKED SECURITIES(2) -- 3.9%
             $   405,533   FNMA Pool #426431, 6.50%,
                              6/1/13                               $   391,430
                 186,699   FNMA Pool #454947, 6.00%,
                              12/1/28                                  171,177
                 146,928   GNMA Pool #780412, 7.50%,
                              8/15/26                                  146,192
                                                                   -----------
TOTAL MORTGAGE-BACKED SECURITIES                                       708,799
                                                                   -----------
   (Cost $743,199)

TEMPORARY CASH INVESTMENTS -- 15.3% Repurchase Agreement,
       Goldman Sachs & Co.,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 6.30%, dated 6/30/00,
       due 7/3/00 (Delivery value $100,053)                            100,000
    Repurchase Agreement, Merrill Lynch & Co.,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 6.40%, dated 6/30/00,
       due 7/3/00 (Delivery value $900,480)                            900,000
    Repurchase Agreement, Morgan Stanley
       Group, Inc., (U.S. Treasury obligations), in a
       joint trading account at 6.40%, dated
       6/30/00, due 7/3/00 (Delivery value
       $900,480)                                                       900,000
    Repurchase Agreement, State Street Corp.,
       (U.S. Treasury obligations), in a joint trading
       account at 6.40%, dated 6/30/00, due
       7/3/00 (Delivery value $900,480)                                900,000
                                                                   -----------
TOTAL TEMPORARY CASH INVESTMENTS                                     2,800,000
                                                                   -----------
   (Cost $2,800,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $18,293,178
                                                                   ===========
 (Cost $15,675,088)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

MTN = Medium Term Note

ORD = Foreign Ordinary Share

(1)  Non-income producing.

(2) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.


8      1-800-345-6488                         See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

JUNE 30, 2000 (UNAUDITED)

ASSETS
Investment securities, at value (identified
  cost of $15,675,088) (Note 3) .............................       $ 18,293,178
Cash ........................................................          1,004,410
Receivable for investments sold .............................            106,126
Dividends and interest receivable ...........................            119,404
                                                                    ------------
                                                                      19,523,118
                                                                    ------------

LIABILITIES
Accrued management fees (Note 2) ............................             16,125
Payable for directors' fees and expenses ....................                  8
                                                                    ------------
                                                                          16,133
                                                                    ------------

Net Assets ..................................................       $ 19,506,985
                                                                    ============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized ..................................................        200,000,000
                                                                    ============
Outstanding .................................................          3,229,417
                                                                    ============

Net Asset Value Per Share ...................................       $       6.04
                                                                    ============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) .....................       $ 15,528,709
Undistributed net investment income .........................            249,461
Accumulated undistributed net realized
  gain on investment transactions ...........................          1,110,725
Net unrealized appreciation on
  investments (Note 3) ......................................          2,618,090
                                                                    ------------
                                                                    $ 19,506,985
                                                                    ============


See Notes to Financial Statements               www.americancentury.com      9


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses. It does not include shareholder transaction and distribution.

FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest .................................................          $   338,753
Dividends ................................................               15,599
                                                                    -----------
                                                                        354,352
                                                                    -----------

Expenses (Note 2):
Management fees ..........................................              103,645
Directors' fees and expenses .............................                   51
                                                                    -----------
                                                                        103,696
                                                                    -----------
Net investment income ....................................              250,656
                                                                    -----------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 3)
Net realized gain on investments .........................            1,123,945
Change in net unrealized
  appreciation on investments ............................             (553,845)
                                                                    -----------

Net realized and unrealized
  gain on investments ....................................              570,100
                                                                    -----------

Net Increase in Net Assets
  Resulting from Operations ..............................          $   820,756
                                                                    ===========


10      1-800-345-6488                        See Notes to Financial Statements


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 1999

Decrease in Net Assets                               2000             1999

OPERATIONS
Net investment income ..........................   $250,656         $577,690
Net realized gain on investments ...............  1,123,945         3,628,622
Change in net unrealized appreciation
  on investments ...............................   (553,845)       (1,010,494)
                                                --------------   --------------
Net increase in net assets
  resulting from operations ....................   820,756          3,195,818
                                                --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .....................   (579,549)        (689,104)
From net realized gains on
  investment transactions ......................  (3,612,758)      (1,635,767)
                                                --------------   --------------
Decrease in net assets from distributions ......  (4,192,307)      (2,324,871)
                                                --------------   --------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ......................  23,121,230        1,536,176
Proceeds from reinvestment of distributions ....  4,192,307         2,324,871
Payments for shares redeemed ................... (26,458,812)      (9,016,653)
                                                --------------   --------------
Net increase (decrease) in net assets
  from capital share transactions ..............   854,725         (5,155,606)
                                                --------------   --------------

Net decrease in net assets .....................  (2,516,826)      (4,284,659)

NET ASSETS
Beginning of period ............................  22,023,811       26,308,470
                                                --------------   --------------
End of period .................................. $19,506,985       $22,023,811
                                                ==============   ==============
Undistributed net investment income ............   $249,461         $578,354
                                                ==============   ==============

TRANSACTIONS IN SHARES OF THE FUND
Sold ...........................................  3,963,891          230,842
Issued in reinvestment of distributions ........   699,884           362,129
Redeemed ....................................... (4,492,384)       (1,326,974)
                                                --------------   --------------
Net increase (decrease) ........................   171,391          (734,003)
                                                ==============   ==============


See Notes to Financial Statements               www.americancentury.com      11


Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc., (the corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. VP Advantage Fund (the fund) is one of the six series of funds issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is current income and capital growth. The fund seeks to achieve its investment objective by investing approximately 20% of the fund's assets in cash or cash equivalents, 40% in fixed income securities and 40% in equity securities that are considered by management to have better-than-average prospects for appreciation. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is a distributor of the corporation. Certain officers of FDI are also officers of the corporation.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annual management fee for the fund is 1.00%.

    Effective March 13, 2000, American Century Investment Services, Inc. (ACIS), became a distributor of the corporation.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, a distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.


12      1-800-345-6488


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for the six months ended June 30, 2000, totaled $4,320,489, including purchases of U.S. Treasury and Agency obligations totaling $1,251,198. Sales of investment securities, excluding short-term investments, totaled $6,890,244, including sales of U.S. Treasury and Agency obligations totaling $2,037,391.

    As of June 30, 2000, accumulated net unrealized appreciation was $2,607,032, based on the aggregate cost of investments for federal income tax purposes of $15,686,146, which consisted of unrealized appreciation of $2,970,092 and unrealized depreciation of $363,060.

--------------------------------------------------------------------------------
4.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2000.

--------------------------------------------------------------------------------
5.  SUBSEQUENT EVENT

    Effective July 31, 2000, the fund will cease operations. Shareholders of the fund have been notified and have been offered to substitute VP Balanced fund shares for shares of the fund. The investment objective of the VP Balanced fund is similar to the investment objective of the fund. Any shares remaining in the fund at July 31, 2000 will be automatically redeemed from the fund and the proceeds will be used to purchase shares of VP Balanced.


                                                www.americancentury.com      13


VP Advantage--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                             2000(1)          1999          1998          1997          1996          1995
PER-SHARE DATA
Net Asset Value, Beginning of Period ...  $     7.20       $     6.94    $     6.60    $     6.29    $     6.19    $     5.48
                                          ----------       ----------    ----------    ----------    ----------    ----------
Income From Investment Operations
  Net Investment Income ................        0.09             0.21          0.19          0.19          0.20          0.20
  Net Realized and Unrealized
  Gain on Investment Transactions ......        0.20             0.73          0.86          0.56          0.34          0.71
                                          ----------       ----------    ----------    ----------    ----------    ----------
  Total From Investment Operations .....        0.29             0.94          1.05          0.75          0.54          0.91
                                          ----------       ----------    ----------    ----------    ----------    ----------
Distributions
  From Net Investment Income ...........       (0.20)           (0.20)        (0.15)        (0.10)        (0.15)        (0.20)
  From Net Realized Gains on
  Investment Transactions ..............       (1.25)           (0.48)        (0.56)        (0.34)        (0.29)         --
                                          ----------       ----------    ----------    ----------    ----------    ----------
  Total Distributions ..................       (1.45)           (0.68)        (0.71)        (0.44)        (0.44)        (0.20)
                                          ----------       ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period .........  $     6.04       $     7.20    $     6.94    $     6.60    $     6.29    $     6.19
                                          ==========       ==========    ==========    ==========    ==========    ==========
  Total Return(2) ......................        4.13%           14.76%        17.19%        12.83%         9.25%        16.75%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
Average Net Assets .....................        1.00%(3)         1.00%         1.00%         0.99%         0.98%         0.95%
Ratio of Net Investment Income to
Average Net Assets .....................        2.42%(3)         2.47%         2.74%         2.85%         3.10%         3.32%
Portfolio Turnover Rate ................          27%              52%           82%           69%           80%           99%
Net Assets, End of Period
  (in thousands) .......................  $   19,507       $   22,024    $   26,308    $   25,244    $   25,230    $   24,037

(1)  Six months ended June 30, 2000 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.


14      1-800-345-6488                        See Notes to Financial Statements


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     AMERICAN CENTURY VP ADVANTAGE seeks to provide current income and capital growth. Under normal market conditions, the fund keeps about 40% of its assets in quality, intermediate-term U.S. bonds, 20% in U.S. government money market securities with a weighted average maturity of six months or less, and the remaining 40% in the stocks of firms considered by management to have better-than-average prospects for appreciation.

     We attempt to keep the fund's equity and bond portfolios fully invested at their respective percentages regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities may significantly limit the potential for gain. Of course, this means the fund also may experience more/greater losses in market downturns.

     For the equity portfolio, the management team seeks to own successful companies, which we define as those with growing earnings and revenues.

     For the fixed-income portfolio, "quality first" is the rule. The management team seeks only investment-grade bonds and money market securities--those rated in the top four quality categories by nationally recognized statistical organizations.

     Each portfolio is managed by a team rather than one "star" manager. We believe this allows us to make better, more consistent management decisions.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The BLENDED INDEX is considered the benchmark for VP Advantage. It combines three widely known indices in proportion to the asset mix of the fund. Accordingly, 40% of the index is represented by the Lehman Intermediate Government Bond Index, another 40% is represented by the S&P 500, and the remaining 20% is represented by a 90-day Treasury bill index.

     The LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX is considered to represent the performance of a high-quality portfolio of intermediate-term U.S. Treasury and government agency bonds. The index is composed of over 800 U.S. Treasury and government agency securities with an average maturity of three to five years.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly-traded large-capitalization U.S. companies that are considered to be leading firms in leading industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock performance.

     The 90-DAY TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank.

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as Standard & Poor's and Moody's. They are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     Securities rated AAA, AA, A, or BBB are considered "investment-grade" securities, meaning they are relatively safe from default.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

[right margin]

INVESTMENT TEAM LEADERS

  Equity Portfolio
       JIM STOWERS III
       JOHN SYKORA
       BRUCE WIMBERLY

  Fixed-Income Portfolio
       JEFF HOUSTON
       JOHN WALSH


                                                www.americancentury.com      15


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 14.

FIXED-INCOME TERMS

* CASH (REPOS) -- repurchase agreements (repos) are short-term debt agreements in which a fund buys a security and agrees to sell it back at a specific price and date (usually within seven days). The fund does not own the security; instead, the security serves as collateral for the agreement.

* MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans.

* U.S. GOVERNMENT AGENCY SECURITIES -- debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank).

* U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.

* DURATION -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. It is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, the impact of a change in interest rates on the value of the portfolio also increases.

* WEIGHTED AVERAGE MATURITY (WAM) -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and interest rate sensitivity the portfolio has.

EQUITY TERMS

* BLUE CHIP STOCKS -- generally considered to be the stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.

* COMMON STOCKS -- units of ownership of public corporations. All of the stocks described in this section are types of common stock.

* CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle.

* GROWTH STOCKS -- generally considered to be the stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth.

* VALUE STOCKS -- generally considered to be stocks that are relatively inexpensive.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $8.7 billion. This is Lipper's market-capitalization breakpoint as of June 30, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 are representative of large-cap stock performance.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) between $2.3 billion and $8.7 billion. This is Lipper's market-capitalization breakpoint as of June 30, 2000, although it may be subject to change based on market fluctuations. The S&P 400 and Russell 2500 are representative of mid-cap stock performance.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.3 billion. This is Lipper's market-capitalization breakpoint as of June 30, 2000, although it may be subject to change based on market fluctuations. The S&P 600 and the Russell 2000 are representative of small-cap stock performance.


16      1-800-345-6488


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                www.americancentury.com      17


Notes
--------------------------------------------------------------------------------


18      1-800-345-6488


Notes
--------------------------------------------------------------------------------


                                                www.americancentury.com      19


Notes
--------------------------------------------------------------------------------


20      1-800-345-6488


[inside back cover]


===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Large Cap Value
Strategic Allocation --         Tax-Managed Value
   Moderate                     Income & Growth
Strategic Allocation --         Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

Veedot(reg.sm)                  Global Gold            Emerging Markets
New Opportunities               Technology             International Discovery
Giftrust(reg.tm)                Life Sciences          International Growth
Vista                                                  Global Growth
Heritage
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]
American
Century

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


0008                                 American Century Investment Services, Inc.
SH-SAN-21708                      (c)2000 American Century Services Corporation

[front cover]

June 30, 2000

AMERICAN CENTURY(reg.sm)
VARIABLE PORTFOLIOS

Semiannual Report

[graphic of runners]

VP Balanced


[american century logo and text logo (reg.sm)]
American
Century


[inside front cover]


VARIABLE PORTFOLIOS
VP BALANCED
-------------------------------------------------------------------------------


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     The first half of 2000 served as yet another reminder of the importance of a diversified investment portfolio. For investors who had them, bonds helped cushion the increasing volatility of stocks, though bonds experienced some ups and downs as well.

     Rising and falling concerns about inflation, interest rates, and the profitability of so-called "New Economy" technology and telecommunications stocks caused major shifts in investor sentiment. The stock market grew increasingly volatile. For example, the tech-heavy Nasdaq Composite Index lost more than 25% in a single week in early April, but enjoyed one of its best months ever in June.

     U.S. bonds benefited a little from equity market volatility, but rising short-term interest rates put pressure on bond prices for much of the period. Treasury bond holders turned out to be the biggest winners. The U.S. government used the budget surplus to buy back its own debt, which helped support Treasury prices. Treasury yields fell and actually "inverted," with long-term yields falling below short-term yields.

     In this unusual and rapidly changing environment, VP Balanced's mix of 60% stocks and 40% bonds maintained its value and outperformed some major investment benchmarks, including the S&P 500. Our investment professionals review the period and the fund's performance in more detail beginning on page 3.

     As a final note, we're proud to announce that American Century's fund performance reports, like this one, earned the Communications Seal from DALBAR, Inc., an independent financial services research firm. They commended us for meeting investors' needs with an attractive document that's easy to read and understand.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                       Chief Executive Officer

[right margin]

Table of Contents

   Report Highlights .......................................................   2
   Market Perspective ......................................................   3
VP BALANCED
   Performance Information .................................................   4
   Management Q&A ..........................................................   5
   Types of Investments ....................................................   5
   Top Ten Stock Holdings ..................................................   6
   Top Five Stock Industries ...............................................   6
   Fixed-Income Portfolio ..................................................   7
   Schedule of Investments .................................................   8
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ..........................................................  14
   Statement of Operations .................................................  15
   Statements of Changes
      in Net Assets ........................................................  16
   Notes to Financial
      Statements ...........................................................  17
   Financial Highlights ....................................................  19
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies ......................................................  20
      Comparative Indices ..................................................  20
      Investment Team
         Leaders ...........................................................  20
      Credit Rating
         Guidelines ........................................................  20
   Glossary ................................................................  21


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The first half of 2000 was marked by sudden swings in investor sentiment and market volatility.

* The biggest story in the U.S. stock market was the rise, fall, and then rise again of technology and telecommunications ("New Economy") stocks.

* The first quarter was mostly a continuation of fourth quarter 1999, with investors expressing confidence in the economy by discarding "Old Economy" stocks and snapping up dot-coms.

* March brought a sudden shift in stock market sentiment. Concerns about profitability in the tech sector and the potential impact of rising interest rates led many investors to move into undervalued sectors or out of the market completely.

* June brought another change in stock sentiment. Reduced concerns about higher interest rates brought investors back into the battered tech sector.

* Strong economic growth and rising interest rates put pressure on U.S. bond prices, but a June rally helped bonds perform relatively well.

* Treasury securities performed best, benefiting from the government's plans to reduce issuance and buy back higher-yielding, longer-term bonds.

* Corporate bonds lagged. Companies issued record amounts of new debt to fill the Treasury void and lock in lower rates before the Fed raised interest rates again.

FUND PERFORMANCE

* VP Balanced and its benchmark index (60% S&P 500, 40% Lehman Aggregate Bond Index) posted small gains.

* This performance reflected a modest gain in bonds and a small decline in stocks.

VP BALANCED'S STOCK PORTFOLIO

*   Our quantitative models steered us toward growth and the technology sector.

* The fund's top three sector weightings as of June 30--electrical equipment, drugs, and semiconductors--all performed relatively well.

* Telephone companies and banks generally struggled. Some big-name underperformers--such as Microsoft and America Online--also dragged down performance.

VP BALANCED'S BOND PORTFOLIO

* The bond portfolio's modest gain lagged that of the Lehman Aggregate Bond Index primarily for three reasons: an overweight in corporate bonds, an underweight in Treasurys, and less interest rate sensitivity (a shorter duration) than the index when rates fell and prices rose in June.

* We were overweight corporates because their prices and yields looked attractive compared with Treasurys. Our duration in June was a bit short because we were still concerned about the strength of the economy and higher interest rates.

[left margin]

                  VP BALANCED
    TOTAL RETURNS:           AS OF 6/30/00
       6 Months                      1.23%*
       1 Year                        7.00%
    INCEPTION DATE:                 5/1/91
    NET ASSETS:             $267.4 million

* Not annualized.

See Total Returns on page 4.
Investment terms are defined in the Glossary on pages 21-22.


2      1-800-345-6488


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]
Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century

OVERVIEW

     The first half of 2000 was an extraordinary period in the U.S. financial markets. Sudden swings in investor sentiment created volatility in both the stock and bond markets and caused significant performance disparities between sectors.

U.S. STOCKS

     Technology and telecommunications stocks (representing the "New Economy") led the market both up and down. The first quarter of 2000 was mostly a continuation of fourth quarter 1999. Investors expressed confidence in the U.S. economy by discarding "Old Economy" stocks--industrial, consumer, and home products companies--and snapping up shares of dot-coms and other tech-oriented firms. The tech-heavy Nasdaq Composite Index gained 24% from December 31 to March 10, while the S&P 500 fell nearly 5%.

     But March brought a sudden shift in market sentiment. Concerns about sustainability and profitability in the tech sector, as well as the potential impact of several interest rate hikes by the Federal Reserve, led many investors to move into undervalued sectors of the market or sit on the sidelines. From March 10 to May 26, the Nasdaq fell 37%, including a record 25% plunge in the second week of April.

     June brought another change in sentiment. As signs of slower economic growth emerged and fears of higher interest rates and inflation subsided, investors jumped back into the battered tech sector. The Nasdaq rose almost 17% in June, the fifth-best month in its history, but the index still lost 3% for the first half of 2000.

U.S. BONDS

     Strong economic growth and rising interest rates put pressure on bond prices for much of the first half of 2000, but a June rally (when signs of an economic slowdown appeared) helped bonds perform relatively well (see the table at right). Treasury securities performed best, benefiting from reduced supply and increased demand as the government reduced Treasury issuance and bought back its higher-yielding, longer-term bonds.

     Mortgage-backed securities also performed relatively well. These bonds tend to be less sensitive to interest rate changes, and higher mortgage rates led to reduced refinancing activity.

     Corporate bonds lagged after companies issued record amounts of new debt to fill the void left by the Treasury and lock in lower rates before the Fed raised interest rates again. Unfortunately, there wasn't sufficient demand to absorb all the new supply, which kept corporate yields relatively high.

[right margin]

"SUDDEN SWINGS IN INVESTOR SENTIMENT CREATED VOLATILITY IN BOTH THE STOCK AND BOND MARKETS AND CAUSED SIGNIFICANT PERFORMANCE DISPARITIES BETWEEN SECTORS."

U.S. STOCK MARKET PERFORMANCE
FOR THE SIX MONTHS ENDED JUNE 30, 2000
   S&P 500                           -0.42%
   S&P MIDCAP 400                     9.06%
   S&P SMALLCAP 600                   6.93%

These indices represent the performance of large-, medium-, and small-capitalization stocks.

U.S. BOND MARKET PERFORMANCE
FOR THE SIX MONTHS ENDED JUNE 30, 2000
   LEHMAN AGGREGATE BOND INDEX        3.99%
   Lehman Treasury Bond Index         5.37%
   Lehman Mortgage-Backed
      Securities Index                3.67%
   Lehman Corporate Bond Index        2.68%

Source: Russell/Mellon Analytical and Lipper Inc.


                                                www.americancentury.com      3


VP Balanced--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2000

                                                          LEHMAN AGGREGATE
                VP BALANCED    BLENDED INDEX    S&P 500      BOND INDEX
================================================================================
6 MONTHS(1)         1.23%          1.34%        -0.42%          3.99%
1 YEAR              7.00%          6.17%         7.24%          4.56%
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS            11.10%         14.21%        19.66%          6.04%
5 YEARS            12.51%         16.78%        23.80%          6.25%
LIFE OF FUND       10.96%         14.12%        18.58%          7.42%

The fund's inception date was 5/1/91.

(1)  Returns for periods less than one year are not annualized.

See pages 20-21 for information about the blended index and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 6/30/00
S&P 500            $47,699
Blended Index      $33,779
VP Balanced        $25,944
Lehman Aggregate
   Bond Index      $19,278

                                                 Lehman Aggregate     Blended
                 VP Balanced        S&P 500         Bond Index         Index
DATE                VALUE            VALUE            VALUE            VALUE
5/1/1991           $10,000          $10,000          $10,000          $10,000
6/30/1991           $9,660           $9,954          $10,053           $9,994
9/30/1991          $10,844          $10,487          $10,624          $10,542
12/31/1991         $12,553          $11,365          $11,163          $11,286
3/31/1992          $11,752          $11,078          $11,020          $11,057
6/30/1992          $11,349          $11,288          $11,465          $11,362
9/30/1992          $11,523          $11,644          $11,958          $11,772
12/31/1992         $11,795          $12,231          $11,990          $12,141
3/31/1993          $11,941          $12,765          $12,485          $12,659
6/30/1993          $12,246          $12,828          $12,816          $12,830
9/30/1993          $12,783          $13,159          $13,151          $13,162
12/31/1993         $12,701          $13,464          $13,159          $13,348
3/31/1994          $12,696          $12,954          $12,781          $12,891
6/30/1994          $12,378          $13,008          $12,649          $12,871
9/30/1994          $12,748          $13,644          $12,727          $13,280
12/31/1994         $12,778          $13,641          $12,775          $13,299
3/31/1995          $13,264          $14,970          $13,419          $14,344
6/30/1995          $14,386          $16,400          $14,236          $15,514
9/30/1995          $15,128          $17,704          $14,515          $16,375
12/31/1995         $15,476          $18,769          $15,133          $17,246
3/31/1996          $15,806          $19,777          $14,865          $17,679
6/30/1996          $16,280          $20,665          $14,950          $18,196
9/30/1996          $16,744          $21,304          $15,227          $18,669
12/31/1996         $17,365          $23,078          $15,684          $19,826
3/31/1997          $16,864          $23,697          $15,596          $20,100
6/30/1997          $18,914          $27,837          $16,168          $22,502
9/30/1997          $20,208          $29,919          $16,705          $23,811
12/31/1997         $20,111          $30,778          $17,196          $24,502
3/31/1998          $21,748          $35,071          $17,464          $26,705
6/30/1998          $23,005          $36,228          $17,873          $27,484
9/30/1998          $21,330          $32,624          $18,629          $26,308
12/31/1998         $23,284          $39,572          $18,692          $29,704
3/31/1999          $23,191          $41,547          $18,599          $30,533
6/30/1999          $24,244          $44,480          $18,435          $31,718
9/30/1999          $23,749          $41,700          $18,561          $30,614
12/31/1999         $25,623          $47,905          $18,538          $33,332
3/31/2000          $26,282          $49,002          $18,948          $34,086
6/30/2000          $25,944          $47,699          $19,278          $33,779

$10,000 investment made 5/1/91

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500, Lehman Aggregate Bond, and blended indices are provided in the graph at left, while the blended index is provided in the graph below. VP Balanced's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED JUNE 30)
                 VP Balanced      Blended Index
DATE                RETURN            RETURN
6/30/1991*          -3.40%            -0.07%
6/30/1992           17.49%            13.66%
6/30/1993            7.90%            12.89%
6/30/1994            1.09%             0.32%
6/30/1995           16.23%            20.66%
6/30/1996           13.17%            17.61%
6/30/1997           16.18%            24.08%
6/30/1998           21.61%            22.31%
6/30/1999            5.39%            14.92%
6/30/2000            7.00%             6.17%

* From 5/1/91 (the fund's inception date) to 6/30/91.


4      1-800-345-6488


VP Balanced--Q&A
--------------------------------------------------------------------------------
[photo of Jeff Tyler]
Equity team leader (left): Jeff Tyler

[photo of Jeff Houston]
Fixed-income team leader (right): Jeff Houston

     Based on interviews with Jeff Tyler and Jeff Houston, portfolio managers on the VP Balanced fund investment team.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2000?

     VP Balanced's total return was 1.23%, reflecting a modest gain in its bond holdings and a small decline in its stocks. That return was consistent with prevailing market conditions and the performance of the fund's benchmark, a blended index that's 60% U.S. stocks (represented by the S&P 500) and 40% U.S. bonds (represented by the Lehman Brothers Aggregate Bond Index).

     The S&P 500 lost ground during the period, returning -0.42%, while the Lehman Aggregate gained 3.99%. The resulting blended return for the benchmark was 1.34%. (See the previous page for other fund performance comparisons.)

LET'S TALK FIRST ABOUT VP BALANCED'S EQUITY PORTFOLIO. WHAT FACTORS HAD THE BIGGEST IMPACT ON PERFORMANCE?

     Like the broader U.S. stock market, the technology sector contributed significantly to positive and negative performance. We incorporate both growth and value measurements into our quantitative stock selection process, but we steer toward growth. Many excellent growth opportunities can be found in the technology sector, but pitfalls exist there too.

CAN YOU GIVE SOME SPECIFIC EXAMPLES OF TECHNOLOGY STOCK PERFORMANCE IN VP BALANCED?

     Sure. Our quantitative models gravitated to electrical equipment companies, especially those involved in manufacturing fiber-optic equipment and components. Fiber-optic networks are the backbone of the developing infrastructure for high-speed Internet access and data transmission.

     A good example is Corning, which produces glass fibers for telecommunications networks. Corning's stock rose by more than 100% in the first half of 2000, benefiting from strong profit reports and speculation about consolidation in the fiber-optic industry. We held an overweight position compared with its weighting in the S&P 500.

     Other electrical equipment companies in the portfolio included Cisco Systems (up 19% for the six months), our top holding and the dominant maker of Internet routers and switches, and Scientific-Atlanta (up 167%), which makes set-top boxes that connect digital cable and the Internet to your TV or computer.

ANY OTHER WINNERS AMONG TECHNOLOGY STOCKS?

     The stocks of semiconductor manufacturers like Intel (up 63%), one of our top-10 holdings as of June 30, and Integrated Device Technology (up 106%) surged in response to stronger demand for personal computers, cell phones, and other electronics devices that require chips. Increased chip production also boosted companies like Applied Materials (up 43%), which makes equipment for semiconductor manufacturers.

[right margin]

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                            AS OF JUNE 30, 2000
COMMON STOCKS                       60%
MORTGAGE- & ASSET-BACKED
   SECURITIES                       15%
CORPORATE BONDS                     15%
U.S. TREASURY SECURITIES             6%
U.S. GOVERNMENT AGENCY
   SECURITIES                        3%
OTHER                                1%

                          AS OF DECEMBER 31, 1999
COMMON STOCKS                       60%
MORTGAGE- & ASSET-BACKED
   SECURITIES                       14%
CORPORATE BONDS                     14%
U.S. TREASURY SECURITIES             9%
U.S. GOVERNMENT AGENCY
   SECURITIES                        2%
OTHER                                1%

Investment terms are defined in the Glossary on pages 21-22.


                                                www.americancentury.com      5


VP Balanced--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Another winner was database and business application software giant Oracle (up 50%), which we added to the portfolio this year. Oracle continues to be a market leader in the database software business.

WHICH TECH STOCKS DETRACTED MOST  FROM PERFORMANCE?

     The most obvious was Microsoft (down 31%), a top-tier equity holding throughout the first half. Anti-trust deliberations and the proposed break-up of the company put pressure on its stock price, but Microsoft continues to be a market leader.

     Wireless telecommunications leader QUALCOMM, one of our overweight positions relative to the benchmark, was down 66%. It was vulnerable to a sell-off after an amazingly successful 1999 and received little mercy after reporting weaker sales in South Korea, its largest market.

     America Online (down 31%) was our largest Internet holding. Internet companies were hit pretty hard when the tech market sold off.

HOW DID YOU FARE IN OTHER STOCK SECTORS?

     The results were mixed. On the plus side, the portfolio was overweight in energy stocks, including Amerada Hess (up 9%) and Apache (up 59%), two of our largest energy holdings. Both Amerada Hess and Apache are leading oil and natural gas exploration and development companies. Energy companies benefited from rising oil prices, which jumped over 30% during the first half of 2000.

     Drug stocks also performed well, first as investors switched from New Economy to Old Economy stocks in March and April, and later as signs of slower economic growth motivated investors to seek steadier, more predictable earnings. Pfizer (up 49%), maker of five of the world's 20 top-selling medicines, was our largest drug sector holding. Its weighting grew even larger after Pfizer acquired Warner-Lambert, another of our holdings, creating the world's largest pharmaceuticals company.

     On the negative side, telephone stocks had a difficult first half. They were hurt primarily by the sell-off of New Economy telecommunications and technology stocks. SBC Communications (down 10%), BellSouth (down 8%), and AT&T (down 37%) were VP Balanced's largest holdings in this sector.

     Financial stocks, particularly banks, were among the portfolio's weakest performers. Rising interest rates led to reduced lending activity, which squeezed profit margins. Three of our largest bank holdings--Chase Manhattan (down 10%), Bank of America (down 13%), and UnionBanCal (down 52%)--were a drag on fund performance.

LET'S SHIFT TO THE BOND PORTFOLIO. WHAT FACTORS HAD THE BIGGEST IMPACT ON ITS PERFORMANCE?

     The bond portfolio gained just over 3% while its benchmark, the Lehman Aggregate Bond Index, was up 4%. The difference was due primarily to three factors:

     First, we were overweight corporate bonds (over 30% of the bond portfolio) compared with the index (20% corporates). Corporate bonds underperformed other sectors.

     Second, we were underweight Treasury bonds--a 16% weighting in the portfolio compared with 30% for the index. Treasurys were the best-performing sector, due to the government's buy-back program.

[left margin]

TOP TEN STOCK HOLDINGS
                              % OF EQUITY PORTFOLIO
                             AS OF         AS OF
                            6/30/00       12/31/99
CISCO SYSTEMS INC.           3.9%           2.7%
GENERAL ELECTRIC CO.
     (U.S.)                  3.4%           2.3%
MICROSOFT CORP.              3.0%           5.4%
PFIZER, INC.                 3.0%           0.7%
INTEL CORP.                  2.9%            --
WAL-MART STORES, INC.        2.7%           3.8%
ORACLE CORP.                 2.0%            --
CITIGROUP INC.               2.0%           0.6%
CHASE MANHATTAN
     CORP.                   1.8%           2.5%
VIACOM, INC. CL B            1.8%           0.4%

TOP FIVE STOCK INDUSTRIES
                              % OF EQUITY PORTFOLIO
                             AS OF         AS OF
                            6/30/00       12/31/99
ELECTRICAL EQUIPMENT         9.0%           8.0%
DRUGS                        8.6%           7.5%
SEMICONDUCTORS               7.5%           3.9%
COMPUTER SOFTWARE            7.2%           8.6%
BANKS                        6.1%           5.6%

Investment terms are defined in the Glossary on pages 21-22.


6      1-800-345-6488


VP Balanced--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Third, the portfolio benefited less than the index when bonds rallied in June--the portfolio had less interest rate and price change sensitivity (a shorter duration) than the index when rates fell and prices rose.

     There was one exception to our shorter duration stance--we increased the duration of our Treasury holdings, recognizing the likelihood of continued declines in Treasury supply.

WHY WAS THE BOND PORTFOLIO OVERWEIGHTED IN CORPORATES AND SHORTER IN DURATION THAN THE INDEX IN JUNE?

     We believed that corporate bonds were more attractive in terms of price and yield than Treasurys. At the beginning of this year, the yield advantage that corporates typically have over Treasurys grew historically wide.

     However, the Treasury's issuance reductions and bond buy-backs changed the dynamics of the market. Contrary to expectations, Treasury yields fell, producing price gains, while yields in other bond sectors rose, resulting in price declines. All sectors rallied in June, but Treasurys maintained their lead over corporates.

SPEAKING OF JUNE, WHAT ABOUT YOUR DURATION POSITION?

     We were simply bearish when the market turned bullish. We weren't convinced that the economy was slowing down and we expected more rate hikes. Unfortunately, the market didn't share our opinion, and we fell behind.

WHAT'S YOUR OUTLOOK NOW?

     It's no secret that U.S. economic strength will largely determine stock and bond returns for the remainder of 2000, but the economic picture remains muddled. It's hard to tell if the U.S. economy is finally slowing down or if it's simply pausing before accelerating again later this year.

     We wouldn't be surprised to see continued volatility in the stock market. When a bull market lasts this long, investors tend to get a little jumpy and react to any news--good or bad--in swift and dramatic fashion.

     In the bond market, supply remains an important factor. Government buy-backs will trim Treasury supply, while government agencies and corporations are expected to increase their issuance to fill the void.

HOW DOES YOUR OUTLOOK AFFECT YOUR PLANS FOR VP BALANCED?

     At the most fundamental level, it doesn't--we'll stay true to our investment discipline, maintaining a 60% position in stocks and 40% in bonds.

     On the stock side, we'll continue to use our quantitative computer models to help us select what we believe are the most attractive companies in each industry. We're constantly exploring ways to improve our models; during the first half, we enhanced the way we evaluate technology companies, and we're still looking to make further improvements.

     On the bond side, we intend to maintain our current positioning: overweight corporates and a little short on the duration front, except for the Treasury holdings. We'll keep a close eye on the credit quality of the corporate bonds, sticking with those that we think can remain financially sound in an uncertain economic environment.

[right margin]

"WE WOULDN'T BE SURPRISED TO SEE CONTINUED VOLATILITY IN  THE STOCK MARKET."

FIXED-INCOME PORTFOLIO
                                          AS OF            AS OF
                                         6/30/00         12/31/99
PORTFOLIO SENSITIVITY TO INTEREST RATES
   WEIGHTED AVERAGE MATURITY            8.1 YEARS        8.7 YEARS
   DURATION                             4.7 YEARS        4.8 YEARS

PORTFOLIO CREDIT QUALITY               % OF FIXED-INCOME PORTFOLIO
   AAA                                     62%             65%
   AA                                      --               4%
   A                                       22%             15%
   BBB                                     12%             11%
   BB                                       4%              5%
                                         ------          ------
                                          100%            100%
                                         ======          ======

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 20 for more information.


                                                www.americancentury.com      7


VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 59.5%
AIRLINES(1)
                    1,600  AMR Corp.(2)                            $     42,300
                    1,700  Delta Air Lines Inc.                          85,957
                                                                   ------------
                                                                         128,257
                                                                   ------------
ALCOHOL -- 0.3%
                    6,200  Anheuser-Busch Companies, Inc.               463,062
                    5,000  Coors (Adolph) Co. Cl B                      302,500
                                                                   ------------
                                                                         765,562
                                                                   ------------
BANKS -- 3.6%
                   29,800  Bank of America Corp.                      1,281,400
                   64,300  Chase Manhattan Corp.                      2,961,818
                   52,000  Citigroup Inc.                             3,133,000
                   35,500  Fleet Boston Financial Corp.               1,207,000
                    6,930  Old Kent Financial Corp.                     185,378
                    6,400  Silicon Valley Bancshares(2)                 273,000
                   19,500  UnionBanCal Corp.                            361,969
                    9,700  Wells Fargo & Co.                            375,875
                                                                   ------------
                                                                       9,779,440
                                                                   ------------
CHEMICALS -- 0.7%
                   49,200  Dow Chemical Co.                           1,485,226
                   12,400  du Pont (E.I.) de Nemours & Co.              542,500
                                                                   ------------
                                                                       2,027,726
                                                                   ------------
CLOTHING STORES -- 0.1%
                    8,300  TJX Companies, Inc. (The)                    155,625
                                                                   ------------

COMPUTER HARDWARE &
BUSINESS MACHINES -- 3.4%
                   11,800  Apple Computer, Inc.(2)                      617,656
                   21,700  Dell Computer Corp.(2)                     1,070,759
                    1,900  Digital Lightwave, Inc.(2)                   191,128
                   26,000  EMC Corp. (Mass.)(2)                       2,000,375
                   18,900  Hewlett-Packard Co.                        2,360,139
                    4,300  Network Appliances, Inc.(2)                  346,016
                   28,700  Sun Microsystems, Inc.(2)                  2,610,803
                                                                   ------------
                                                                       9,196,876
                                                                   ------------
COMPUTER SOFTWARE -- 4.3%
                   10,400  Computer Associates
                              International, Inc.                       532,350
                   14,900  International Business
                              Machines Corp.                          1,632,481
                   59,500  Microsoft Corp.(2)                         4,758,141
                   38,500  Oracle Corp.(2)                            3,235,203
                    1,500  Siebel Systems, Inc.(2)                      245,391
                   12,900  Sybase, Inc.(2)                              297,103
                    4,900  Symantec Corp.(2)                            264,448
                    5,000  Veritas Software Corp.(2)                    564,844
                                                                   ------------
                                                                      11,529,961
                                                                   ------------

Shares                                                                Value
--------------------------------------------------------------------------------
CONSUMER DURABLES -- 0.2%
                   11,600  Whirlpool Corp.                         $    540,850
                                                                   ------------
DEFENSE/AEROSPACE -- 0.6%
                   28,500  Boeing Co.                                 1,191,657
                    5,300  Northrop Grumman Corp.                       351,125
                                                                   ------------
                                                                       1,542,782
                                                                   ------------
DEPARTMENT STORES -- 1.8%
                    7,500  Federated Department
                              Stores, Inc.(2)                           253,125
                   12,500  Sears, Roebuck & Co.                         407,812
                   74,100  Wal-Mart Stores, Inc.                      4,270,012
                                                                   ------------
                                                                       4,930,949
                                                                   ------------
DRUGS -- 5.1%
                    4,900  Allergan, Inc.                               365,050
                   18,500  Amgen Inc.(2)                              1,300,203
                    3,200  Andrx Corp.(2)                               204,500
                    5,900  Biogen, Inc.(2)                              380,366
                   21,100  Bristol-Myers Squibb Co.                   1,229,075
                    6,500  Elan Corp., plc ADR(2)                       314,844
                   10,700  IVAX Corp.(2)                                444,050
                   11,900  Jones Pharma Inc.                            474,884
                    5,600  MedImmune, Inc.(2)                           414,225
                   13,900  Merck & Co., Inc.                          1,065,088
                   98,600  Pfizer, Inc.                               4,732,800
                    9,600  Pharmacia Corporation                        496,200
                   41,000  Schering-Plough Corp.                      2,070,500
                    2,400  Vertex Pharmaceuticals, Inc.(2)              252,825
                                                                   ------------
                                                                      13,744,610
                                                                   ------------
ELECTRICAL EQUIPMENT -- 5.3%
                    3,800  ADTRAN, Inc.(2)                              227,406
                   20,600  AVX Corp.                                    472,512
                   99,600  Cisco Systems Inc.(2)(3)                   6,327,712
                    3,700  Comverse Technology, Inc.(2)                 344,216
                    7,800  Corning Inc.                               2,105,025
                   11,700  Credence Systems Corp.(2)                    645,328
                   27,400  KEMET Corp.(2)                               686,712
                    7,900  KLA-Tencor Corp.(2)                          462,891
                   26,400  Nortel Networks Corp.                      1,801,800
                    5,900  Scientific-Atlanta, Inc.                     439,550
                   24,600  Vishay Intertechnology, Inc.(2)              933,262
                                                                   ------------
                                                                      14,446,414
                                                                   ------------
ELECTRICAL UTILITIES -- 1.2%
                    9,400  AES Corp. (The)(2)                           428,875
                    8,000  Calpine Corp.(2)                             526,000
                   11,500  Minnesota Power & Light Co.                  199,094
                   25,700  Public Service Enterprise
                              Group Inc.                                889,862
                   21,200  Reliant Energy, Inc.                         626,725
                   16,100  Southern Co.                                 375,331
                    7,100  Texas Utilities Co.                          209,450
                                                                   ------------
                                                                       3,255,337
                                                                   ------------


8      1-800-345-6488                         See Notes to Financial Statements


VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
JUNE 30, 2000 (UNAUDITED)

Shares                                                                Value
--------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION -- 3.3%
                   44,400  Amerada Hess Corp.                      $  2,741,700
                   25,400  Apache Corp.                               1,493,838
                   14,900  BP Amoco Plc ADR                             842,781
                   15,201  Exxon Mobil Corp.                          1,193,278
                   26,800  Kerr-McGee Corp.                           1,579,525
                   18,600  Occidental Petroleum Corp.                   391,762
                   28,200  Union Pacific Resources                      620,400
                                                                   ------------
                                                                       8,863,284
                                                                   ------------
ENTERTAINMENT -- 1.1%
                   43,177  Viacom, Inc. Cl B(2)                       2,944,132
                                                                   ------------
FINANCIAL SERVICES -- 3.2%
                   34,900  Fannie Mae                                 1,821,344
                   15,300  Federal Home Loan Mortgage
                              Corporation                               619,650
                    2,600  Gallagher (Arthur J.) & Co.                  109,200
                  101,400  General Electric Co. (U.S.)                5,374,200
                    7,400  Providian Financial Corp.                    666,000
                                                                   ------------
                                                                       8,590,394
                                                                   ------------
FOOD & BEVERAGE -- 1.9%
                    5,000  General Mills, Inc.                          191,250
                   17,900  Hormel Foods Corp.                           300,944
                   33,800  IBP, Inc.                                    521,788
                   13,900  PepsiCo, Inc.                                617,681
                   32,200  Quaker Oats Co. (The)                      2,419,025
                   14,800  Suiza Foods Corp.(2)                         723,350
                    5,500  SYSCO Corp.                                  231,688
                                                                   ------------
                                                                       5,005,726
                                                                   ------------
FOREST PRODUCTS & PAPER -- 0.5%
                   10,400  International Paper Co.                      310,050
                    6,400  Temple-Inland Inc.                           268,800
                   10,100  Westvaco Corp.                               250,606
                   14,700  Weyerhaeuser Co.                             632,100
                                                                   ------------
                                                                       1,461,556
                                                                   ------------
GROCERY STORES -- 0.3%
                   16,500  Safeway Inc.(2)                              744,562
                                                                   ------------
HEAVY ELECTRICAL EQUIPMENT -- 0.5%
                   18,900  CommScope, Inc.(2)                           774,900
                   10,900  Cummins Engine Company, Inc.                 297,025
                    5,000  Rockwell International Corp.                 157,500
                                                                   ------------
                                                                       1,229,425
                                                                   ------------
HOME PRODUCTS -- 1.0%
                   10,700  Avon Products, Inc.                          476,150
                   11,500  Colgate-Palmolive Co.                        688,562
                    8,200  Fortune Brands, Inc.                         189,112
                   12,200  Procter & Gamble Co. (The)                   698,450
                   19,000  Ralston Purina Co.                           378,812
                   16,600  Tupperware Corp.                             365,200
                                                                   ------------
                                                                       2,796,286
                                                                   ------------
HOTELS -- 0.1%
                    5,500  MGM Grand, Inc.                              176,688
                                                                   ------------

Shares                                                                Value
--------------------------------------------------------------------------------
INDUSTRIAL PARTS -- 0.7%
                   23,300  Illinois Tool Works Inc.                $  1,328,100
                    4,400  Ingersoll-Rand Co.                           177,100
                    5,300  United Technologies Corp.                    312,038
                                                                   ------------
                                                                       1,817,238
                                                                   ------------
INDUSTRIAL SERVICES -- 0.1%
                   13,500  Hertz Corp. Cl A                             378,844
                                                                   ------------
INFORMATION SERVICES -- 0.8%
                   10,800  Automatic Data Processing, Inc.              578,475
                   12,600  Electronic Data Systems Corp.                519,750
                   18,000  MarchFirst, Inc.(2)                          329,062
                   18,200  Valassis Communications, Inc.(2)             693,875
                                                                   ------------
                                                                       2,121,162
                                                                   ------------
INTERNET -- 1.1%
                   37,000  America Online Inc.(2)                     1,951,750
                    8,200  Yahoo! Inc.(2)                             1,016,031
                                                                   ------------
                                                                       2,967,781
                                                                   ------------
LIFE & HEALTH INSURANCE -- 0.8%
                    8,100  CIGNA Corp.                                  757,350
                   41,500  Lincoln National Corp.                     1,499,188
                                                                   ------------
                                                                       2,256,538
                                                                   ------------
MEDIA -- 1.1%
                   27,600  Comcast Corp. Cl A(2)                      1,118,662
                   10,300  Cox Communications, Inc. Cl A(2)             469,294
                   34,800  Disney (Walt) Co.                          1,350,675
                                                                   ------------
                                                                       2,938,631
                                                                   ------------
MEDICAL PRODUCTS & SUPPLIES -- 1.4%
                   14,500  Bard (C.R.), Inc.                            697,812
                   24,800  Johnson & Johnson                          2,526,500
                    8,400  Mallinckrodt Inc.                            364,875
                    4,400  PE Corp-PE Biosystems Group                  289,850
                                                                   ------------
                                                                       3,879,037
                                                                   ------------
MEDICAL PROVIDERS & SERVICES -- 0.7%
                   26,000  Oxford Health Plans, Inc.(2)                 619,125
                    5,200  PacifiCare Health Systems, Inc.(2)           312,812
                   10,200  United HealthCare Corp.                      874,650
                                                                   ------------
                                                                       1,806,587
                                                                   ------------
MINING & METALS -- 0.3%
                    7,600  Alcan Aluminium Ltd.                         235,600
                   15,800  Alcoa Inc.                                   458,200
                    3,200  Ball Corporation                             103,000
                                                                   ------------
                                                                         796,800
                                                                   ------------
MOTOR VEHICLES & PARTS -- 0.5%
                   22,400  Ford Motor Co.                               963,200
                    5,400  General Motors Corp.                         313,538
                    2,932  Visteon Corp.(2)                              35,550
                                                                   ------------
                                                                       1,312,288
                                                                   ------------
MULTI-INDUSTRY -- 0.3%
                   19,800  Tyco International Ltd.                      938,025
                                                                   ------------


See Notes to Financial Statements               www.americancentury.com      9


VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
JUNE 30, 2000 (UNAUDITED)

Shares                                                                Value
--------------------------------------------------------------------------------
OIL REFINING -- 0.1%
                    3,500  Texaco Inc.                             $    186,375
                                                                   ------------
OIL SERVICES -- 0.3%
                    3,700  BJ Services Co.(2)                           231,250
                   17,900  Ensco International Inc.                     641,044
                                                                   ------------
                                                                         872,294
                                                                   ------------
PROPERTY & CASUALTY INSURANCE -- 0.8%
                    9,600  Ambac Financial Group, Inc.                  526,200
                    2,250  American International Group, Inc.           264,375
                   12,700  MGIC Investment Corp.                        577,850
                   13,200  Radian Group Inc.                            683,100
                                                                   ------------
                                                                       2,051,525
                                                                   ------------
PUBLISHING -- 0.5%
                   23,900  Deluxe Corp.                                 563,144
                   11,100  Dow Jones & Co., Inc.                        813,075
                                                                   ------------
                                                                       1,376,219
                                                                   ------------
RAILROADS -- 0.1%
                    5,100  Union Pacific Corp.                          189,656
                                                                   ------------
RESTAURANTS -- 0.3%
                   15,600  Brinker International, Inc.(2)               456,300
                   19,300  Jack in the Box Inc.(2)                      475,262
                                                                   ------------
                                                                         931,562
                                                                   ------------
SECURITIES & ASSET MANAGEMENT -- 1.2%
                    1,800  Lehman Brothers Holdings Inc.                170,212
                    2,200  Merrill Lynch & Co., Inc.                    253,000
                   32,600  Morgan Stanley Dean Witter & Co.           2,713,950
                                                                   ------------
                                                                       3,137,162
                                                                   ------------
SEMICONDUCTOR -- 4.5%
                    7,900  Analog Devices, Inc.(2)                      600,400
                   18,200  Applied Materials, Inc.(2)                 1,649,944
                    5,700  Cypress Semiconductor Corp.(2)               240,825
                   19,200  Integrated Device Technology, Inc.(2)      1,152,000
                   34,800  Intel Corp.                                4,651,238
                   10,900  International Rectifier Corp.(2)             610,400
                    6,900  Kulicke & Soffa Industries, Inc.(2)          408,609
                   19,100  Lam Research Corp.(2)                        716,848
                    3,600  LSI Logic Corp.(2)                           194,850
                   11,400  National Semiconductor Corp.(2)              646,950
                   10,700  Teradyne, Inc.(2)                            786,450
                    5,900  Texas Instruments Inc.                       405,256
                                                                   ------------
                                                                      12,063,770
                                                                   ------------
SPECIALTY STORES -- 1.2%
                    6,500  Best Buy Co., Inc.(2)                        411,125
                   43,500  Home Depot, Inc.                           2,172,282
                    3,100  Tiffany & Co.                                209,250
                   12,300  Zale Corp.(2)                                448,950
                                                                   ------------
                                                                       3,241,607
                                                                   ------------
TELEPHONE -- 3.5%
                   39,200  AT&T Corp.                                 1,239,700
                   10,800  Bell Atlantic Corp.(2)                       548,775

Shares/Principal Amount                                               Value
--------------------------------------------------------------------------------

                   42,600  BellSouth Corp.                         $  1,815,825
                   19,500  GTE Corp.                                  1,213,875
                   51,000  SBC Communications Inc.                    2,205,750
                   19,100  Sprint Corp.                                 974,100
                    3,700  U S WEST, Inc.                               317,275
                   22,500  WorldCom, Inc.(2)                          1,032,891
                                                                   ------------
                                                                       9,348,191
                                                                   ------------
TOBACCO -- 0.1%
                    8,600  Universal Corp.                              181,675
                                                                   ------------
WIRELESS TELECOMMUNICATIONS -- 0.6%
                    9,200  Nextel Communications, Inc.(2)               562,638
                   10,000  QUALCOMM Inc.(2)                             599,688
                    8,100  Sprint PCS(2)                                481,950
                                                                   ------------
                                                                       1,644,276
                                                                   ------------
TOTAL COMMON STOCKS                                                 160,293,685
                                                                   ------------
   (Cost $126,781,641)

U.S. TREASURY SECURITIES -- 6.1%
               $3,000,000  U.S. Treasury Notes, 4.875%,
                              3/31/01                                 2,964,375
                3,000,000  U.S. Treasury Notes, 7.50%,
                              11/15/01                                3,039,375
                  450,000  U.S. Treasury Notes, 5.75%,
                              10/31/02                                  443,531
                1,850,000  U.S. Treasury Bonds, 9.25%,
                              2/15/16                                 2,397,485
                1,000,000  U.S. Treasury Bonds, 9.125%,
                              5/15/18                                 1,305,000
                  750,000  U.S. Treasury Bonds, 8.875%,
                              2/15/19                                   963,516
                1,500,000  U.S. Treasury Bonds, 8.50%,
                              2/15/20                                 1,877,812
                1,750,000  U.S. Treasury Bonds, 7.50%,
                              11/15/24                                2,036,016
                1,500,000  U.S. Treasury Bonds, 6.50%,
                              11/15/26                                1,565,157
                                                                   ------------
TOTAL U.S. TREASURY SECURITIES                                       16,592,267
                                                                   ------------
   (Cost $16,870,555)

U.S. GOVERNMENT AGENCY SECURITIES -- 3.4%
                1,500,000  FHLB, 5.50%, 8/13/01                       1,478,260
                1,000,000  FNMA, 7.125%, 2/15/05                      1,004,438
                  750,000  FNMA, 5.25%, 1/15/09                         659,251
                2,250,000  FNMA, 7.25%, 1/15/10                       2,272,237
                  500,000  FNMA, 7.125%, 1/15/30                        502,778
                1,250,000  FNMA MTN, 5.83%, 2/2/04                    1,201,491
                1,250,000  FNMA MTN, 5.54%, 2/5/04                    1,190,100
                1,000,000  FNMA MTN, 5.74%, 1/21/09                     904,567
                                                                   ------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                     9,213,122
                                                                   ------------
   (Cost $9,486,534)


10      1-800-345-6488                        See Notes to Financial Statements


VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
JUNE 30, 2000 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
SOVEREIGN GOVERNMENTS & AGENCIES -- 0.2%
               $  500,000  Province of Quebec, 7.50%,
                              9/15/29                              $    492,010
                                                                   ------------
   (Cost $496,910)

MORTGAGE-BACKED SECURITIES(4) -- 11.5%
                1,055,232  FHLMC Pool #E73566, 7.00%,
                              11/1/13                                 1,037,099
                  792,601  FHLMC Pool #C00578, 6.50%,
                              1/1/28                                    749,749
                  854,802  FHLMC Pool #C30060, 7.50%,
                              8/1/29                                    843,900
                1,265,736  FHLMC Pool #C30257, 7.00%,
                              8/1/29                                  1,223,578
                1,054,433  FNMA Pool #248679, 5.50%,
                              12/1/08                                   994,208
                  133,843  FNMA Pool #365462, 6.50%,
                              11/1/11                                   129,646
                  308,796  FNMA Pool #421624, 6.00%,
                              4/1/13                                    292,516
                  123,791  FNMA Pool #421727, 6.00%,
                              4/1/13                                    117,265
                  318,406  FNMA Pool #425391, 6.00%,
                              5/1/13                                    301,619
                  424,622  FNMA Pool #421501, 6.50%,
                              6/1/13                                    409,855
                  212,128  FNMA Pool #431722, 6.50%,
                              6/1/13                                    204,751
                  164,239  FNMA Pool #433184, 6.50%,
                              6/1/13                                    158,527
                1,274,748  FNMA Pool #433885, 6.50%,
                              7/1/13                                  1,230,416
                  171,087  FNMA Pool #437505, 6.00%,
                              7/1/13                                    162,068
                1,260,173  FNMA Pool #252213, 6.00%,
                              1/1/14                                  1,193,737
                  937,977  FNMA Pool #411821, 7.00%,
                              1/1/28                                    907,054
                1,273,232  FNMA Pool #412562, 6.50%,
                              1/1/28                                  1,203,044
                  725,519  FNMA Pool #413812, 6.50%,
                              1/1/28                                    685,524
                  875,733  FNMA Pool #440691, 6.50%,
                              11/1/28                                   826,619
                  459,329  FNMA Pool #450619, 6.00%,
                              12/1/28                                   421,141
                  940,822  FNMA Pool #453956, 6.00%,
                              12/1/28                                   862,603
                1,026,842  FNMA Pool #454947, 6.00%,
                              12/1/28                                   941,472
                  925,557  FNMA Pool #252211, 6.00%,
                              1/1/29                                    848,607
                  915,019  FNMA Pool #252212, 6.50%,
                              1/1/29                                    863,701
                1,159,622  FNMA Pool #485403, 6.00%,
                              2/1/29                                  1,063,212


Principal Amount                                                      Value
--------------------------------------------------------------------------------

               $  958,400  FNMA Pool #485438, 6.50%,
                              2/1/29                               $    904,649
                1,374,551  FNMA Pool #506995, 7.50%,
                              7/1/29                                  1,356,216
                  980,329  FNMA Pool #252874, 7.50%,
                              11/1/29                                   967,252
                1,858,744  FNMA Pool #526231, 7.50%,
                              12/1/29                                 1,833,950
                1,497,913  FNMA Pool #537234, 7.00%,
                              5/1/30                                  1,446,152
                1,167,869  GNMA Pool #002202, 7.00%,
                              4/20/26                                 1,131,500
                  808,106  GNMA Pool #780412, 7.50%,
                              8/15/26                                   804,055
                  627,051  GNMA Pool #458862, 7.50%,
                              2/15/28                                   623,484
                  728,254  GNMA Pool #467626, 7.00%,
                              2/15/28                                   708,696
                  453,805  GNMA Pool #444773, 6.50%,
                              3/15/28                                   430,907
                  384,733  GNMA Pool #469149, 6.50%,
                              3/15/28                                   365,321
                   92,197  GNMA Pool #460833, 6.50%,
                              5/15/28                                    87,545
                   45,261  GNMA Pool #474224, 6.50%,
                              5/15/28                                    42,977
                1,073,396  GNMA Pool #469811, 7.00%,
                              12/15/28                                1,044,568
                1,479,277  GNMA Pool #509502, 8.00%,
                              12/15/29                                1,496,449
                                                                   ------------
TOTAL MORTGAGE-BACKED SECURITIES                                     30,915,632
                                                                   ------------
   (Cost $31,967,096)

ASSET-BACKED SECURITIES(4) -- 3.1%
                  800,000  Americredit Automobile
                              Receivables Trust, Series
                              1999 D, Class A3 SEQ, 7.02%,
                              12/12/05                                  794,548
                  750,000  CIT RV Trust, Series 1998 A,
                              Class A4 SEQ, 6.09%,
                              2/15/12                                   729,604
                  511,693  FNMA Whole Loan, Series
                              1995 W1, Class A6, 8.10%,
                              4/25/25                                   514,186
                  145,237  First Merchants Auto Receivables
                              Corp., Series 1996 B, Class A2,
                              6.80%, 5/15/01                            145,319
                1,328,621  First Union-Lehman Brothers
                              Commercial Mortgage, Series
                             1998 C2, Class A1 SEQ,
                              6.28%, 6/18/07                          1,280,676
                1,500,000  GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                 1,376,142
                  810,946  Nationslink Funding Corp., Series
                              1998-2, Class A1 SEQ, 6.00%,
                              11/20/07                                  771,978


See Notes to Financial Statements              www.americancentury.com      11


VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
JUNE 30, 2000 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------

               $1,250,000   PECO Energy Transition Trust,
                              Series 1999 A, Class A6 SEQ,
                              6.05%, 3/1/09                        $  1,168,019
                  478,753  United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1996 D1, Class A4, 6.78%,
                              2/15/16                                   477,563
                1,000,000  United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1996 D1, Class A5, 6.92%,
                              10/15/18                                  993,635
                                                                   ------------
TOTAL ASSET-BACKED SECURITIES                                         8,251,670
                                                                   ------------
   (Cost $8,567,312)

CORPORATE BONDS -- 14.6%
BANKS -- 1.8%
                1,000,000  Bank of America Corp., 7.80%,
                              2/15/10                                   996,370
                1,750,000  Corestates Capital Corp., 5.875%,
                              10/15/03                                1,665,722
                1,750,000  First Bank System Inc., 7.625%,
                              5/1/05                                  1,756,433
                  500,000  Fleet Boston Financial Corp.,
                              5.75%, 1/15/09                            436,976
                                                                   ------------
                                                                       4,855,501
                                                                   ------------
DEFENSE/AEROSPACE -- 0.4%
                1,000,000  Raytheon Co., 8.20%, 3/1/06
                              (Acquired 3/3/00-6/12/00,
                              Cost $1,009,495)(5)                     1,016,657
                                                                   ------------
DEPARTMENT STORES -- 0.4%
                1,000,000  Sears, Roebuck & Co. MTN,
                              7.12%, 6/4/04                             982,526
                                                                   ------------
ELECTRICAL EQUIPMENT -- 0.3%
                1,000,000  Yorkshire Power Finance,
                              Series B, 6.15%, 2/25/03                  948,967
                                                                   ------------
ELECTRICAL UTILITIES -- 0.6%
                1,000,000  Cilcorp, Inc., 8.70%, 10/15/09             1,009,360
                  600,000  Texas Utilities Electric Co.,
                              8.125%, 2/1/02                            606,475
                                                                   ------------
                                                                       1,615,835
                                                                   ------------
ENERGY RESERVES & PRODUCTION -- 0.7%
                1,000,000  EOG Resources Inc., 6.70%,
                              11/15/06                                  948,253
                1,000,000  Kerr-McGee Corp., 7.125%,
                              10/15/27                                  890,814
                                                                   ------------
                                                                       1,839,067
                                                                   ------------
EQUITY REAL ESTATE
INVESTMENT TRUST -- 0.8%
                1,000,000  EOP Operating LP, 6.75%,
                              2/15/08                                   911,924
                1,200,000  Spieker Properties, Inc., 6.80%,
                              12/15/01                                1,182,199
                                                                   ------------
                                                                       2,094,123
                                                                   ------------


Principal Amount                                                      Value
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 1.7%
               $1,000,000  Ford Motor Credit Co., 6.125%,
                              4/28/03                              $    963,280
                1,000,000  Ford Motor Credit Co., 7.50%,
                              3/15/05                                   995,490
                      750,000 Ford Motor Credit Co., 6.75%,
                              5/15/05                                   728,696
                1,000,000  General Motors Acceptance Corp.
                              MTN, VRN, 6.95%, 9/11/00,
                              resets quarterly off the 3-month
                            LIBOR plus 0.15% with no
                              caps                                      998,591
                1,000,000  Money Store Inc. (The), 8.05%,
                              4/15/02                                 1,008,896
                                                                   ------------
                                                                       4,694,953
                                                                   ------------
FOREST PRODUCTS & PAPER -- 0.4%
                1,000,000  International Paper Co., 8.125%,
                              7/8/05                                  1,009,845
                                                                   ------------
GAS & WATER UTILITIES -- 0.2%
                  500,000  K N Energy, Inc., 6.45%,
                              11/30/01                                  491,225
                                                                   ------------
GOLD -- 0.3%
                  750,000  Barrick Gold Corp., 7.50%,
                              5/1/07                                    727,414
                                                                   ------------
HEAVY ELECTRICAL EQUIPMENT -- 0.5%
                1,500,000  Anixter International Inc., 8.00%,
                              9/15/03                                 1,473,129
                                                                   ------------
INDUSTRIAL PARTS -- 0.4%
                1,250,000  Caterpillar Financial Services
                              Corp., 5.90%, 9/10/02                   1,212,244
                                                                   ------------
LIFE & HEALTH INSURANCE -- 0.6%
                1,200,000  Aetna Services, Inc., 6.75%,
                              8/15/01                                 1,189,752
                  500,000  Conseco Inc., 6.40%, 6/15/01                 397,500
                                                                   ------------
                                                                       1,587,252
                                                                   ------------
MEDIA -- 0.8%
                  650,000  British Sky Broadcasting, 8.20%,
                              7/15/09                                   610,807
                1,150,000  CSC Holdings Inc., Series B,
                              8.125%, 7/15/09                         1,120,898
                  500,000  Liberty Media Group, 8.25%,
                              2/1/30                                    460,325
                                                                   ------------
                                                                       2,192,030
                                                                   ------------
MOTOR VEHICLES & PARTS -- 0.4%
                1,000,000  General Motors Corp., 7.00%,
                              6/15/03                                   994,184
                                                                   ------------
MULTI-INDUSTRY -- 0.8%
                  750,000  Hutchison Whampoa Financial,
                             Series B, 7.45%, 8/1/17
                             (Acquired 6/13/00, Cost
                              $657,990)(5)                              656,559


12      1-800-345-6488                        See Notes to Financial Statements


VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
JUNE 30, 2000 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------

               $1,500,000  Tyco International Group SA,
                            6.875%, 9/5/02 (Acquired
                              1/11/00, Cost $1,473,975)(5)         $  1,485,345
                                                                   ------------
                                                                       2,141,904
                                                                   ------------
OIL REFINING -- 0.4%
                1,000,000  Valero Energy Corp., 8.375%,
                              6/15/05                                 1,016,622
                                                                   ------------
OIL SERVICES -- 0.8%
                1,150,000  Gulf Canada Resources Ltd.,
                              8.35%, 8/1/06                           1,144,250
                1,250,000  Petroleum Geo-Services ASA,
                              6.625%, 3/30/08                         1,107,436
                                                                   ------------
                                                                       2,251,686
                                                                   ------------
SECURITIES & ASSET MANAGEMENT -- 0.7%
                1,000,000  Lehman Brothers Holdings Inc.,
                              8.25%, 6/15/07                          1,002,179
                1,000,000  Morgan Stanley Dean Witter &
                              Co., 7.125%, 1/15/03                      993,911
                                                                   ------------
                                                                       1,996,090
                                                                   ------------
TELEPHONE -- 1.0%
                1,300,000  GTE North Inc., Series H, 5.65%,
                              11/15/08                                1,130,964
                  750,000  KPNQwest B.V., 8.125%, 6/1/09                708,750
                  750,000  WorldCom, Inc., 8.25%, 5/15/10               768,956
                                                                   ------------
                                                                       2,608,670
                                                                   ------------
Principal Amount
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 0.6%
               $1,750,000  Vodafone AirTouch PLC, 7.75%,
                                2/15/10 (Acquired
                              2/7/00-6/22/00, Cost
                              $1,733,788)(5)                       $  1,737,941
                                                                   ------------
TOTAL CORPORATE BONDS                                                39,487,865
                                                                   ------------
   (Cost $40,123,136)

FORWARD COMMITMENTS -- 0.5%
                1,500,000  FNMA Purchase, 6.00%,
                              settlement 7/20/00                      1,418,902
                                                                   ------------
   (Cost $1,417,734)

TEMPORARY CASH INVESTMENTS -- 1.1%
    Repurchase Agreement, Morgan Stanley
       Group, Inc., (U.S. Treasury obligations), in a
       joint trading account at 6.40%, dated
       6/30/00, due 7/3/00 (Delivery value
       $2,901,547)                                                    2,900,000
                                                                   ------------
   (Cost $2,900,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $269,565,153
                                                                   ============
   (Cost $238,610,918)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective June 30, 2000.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

(1)  Industry is less than 0.05% of total investment securities.

(2)  Non-income producing.

(3) Security, or a portion thereof, has been segregated at the custodian bank for Forward Commitments.

(4) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(5) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at June 30, 2000 was $4,896,502 which represented 1.8% of net assets.


See Notes to Financial Statements               www.americancentury.com      13


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

JUNE 30, 2000 (UNAUDITED)

ASSETS
Investment securities, at value (identified cost
  of $238,610,918) (Note 3) ..................................      $269,565,153
Cash .........................................................           113,691
Receivable for investments sold ..............................         1,129,683
Dividends and interest receivable ............................         1,540,528
                                                                    ------------
                                                                     272,349,055
                                                                    ------------

LIABILITIES
Payable for investments purchased ............................         4,788,466
Accrued management fees (Note 2) .............................           197,561
Payable for directors' fees and expenses .....................               109
                                                                    ------------
                                                                       4,986,136
                                                                    ------------
Net Assets ...................................................      $267,362,919
                                                                    ============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized ...................................................       200,000,000
                                                                    ============
Outstanding ..................................................        35,349,274
                                                                    ============

Net Asset Value Per Share ....................................      $       7.56
                                                                    ============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ......................      $223,893,005
Undistributed net investment income ..........................         3,326,481
Accumulated undistributed net realized
  gain on investment transactions ............................         9,189,198
Net unrealized appreciation
  on investments (Note 3) ....................................        30,954,235
                                                                    ------------
                                                                    $267,362,919
                                                                    ============


14      1-800-345-6488                        See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest .................................................         $  3,712,909
Dividends (net of foreign
  taxes witheld of $1,013) ...............................              829,572
                                                                   ------------
                                                                      4,542,481
                                                                   ------------

Expenses (Note 2):
Management fees ..........................................            1,207,196
Directors' fees and expenses .............................                  663
                                                                   ------------
                                                                      1,207,859
                                                                   ------------
Net investment income ....................................            3,334,622
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
Net realized gain on investments .........................            9,819,726
Change in net unrealized
  appreciation on investments ............................          (10,076,714)
                                                                   ------------

Net realized and unrealized
   loss on investments ...................................             (256,988)
                                                                   ------------

Net Increase in Net Assets
  Resulting from Operations ..............................         $  3,077,634
                                                                   ============


See Notes to Financial Statements               www.americancentury.com      15


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 1999

Increase (Decrease) in Net Assets                     2000             1999

OPERATIONS
Net investment income ......................    $   3,334,622     $   6,890,540
Net realized gain on investments ...........        9,819,726         4,426,721
Change in net unrealized
  appreciation on investments ..............      (10,076,714)       15,444,721
                                                -------------     -------------
Net increase in net assets
  resulting from operations ................        3,077,634        26,761,982
                                                -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .................       (6,874,650)       (5,391,423)
From net realized gains on
  investment transactions ..................       (4,329,266)      (37,200,820)
                                                -------------     -------------
Decrease in net assets
  from distributions .......................      (11,203,916)      (42,592,243)
                                                -------------     -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..................      208,567,700        30,777,770
Proceeds from reinvestment
  of distributions .........................       11,203,916        42,592,243
Payments for shares redeemed ...............     (229,354,855)      (52,904,132)
                                                -------------     -------------
Net increase (decrease) in net assets
  from capital share transactions ..........       (9,583,239)       20,465,881
                                                -------------     -------------

Net increase (decrease)
  in net assets ............................      (17,709,521)        4,635,620

NET ASSETS
Beginning of period ........................      285,072,440       280,436,820
                                                -------------     -------------
End of period ..............................    $ 267,362,919     $ 285,072,440
                                                =============     =============
Undistributed net investment income ........    $   3,326,481     $   6,866,509
                                                =============     =============

TRANSACTIONS IN SHARES OF THE FUND
Sold .......................................       28,041,309         4,068,981
Issued in reinvestment of distributions ....        1,520,206         6,007,369
Redeemed ...................................      (30,791,232)       (7,103,644)
                                                -------------     -------------
Net increase (decrease) ....................       (1,229,717)        2,972,706
                                                =============     =============


16      1-800-345-6488                        See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc., (the corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. VP Balanced Fund (the fund) is one of the six funds issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is capital growth and current income. The fund seeks to achieve its investment objective by investing approximately 60% of the fund's assets in common stocks that are considered by management to have better than average prospects for appreciation and the remaining assets in bonds and other fixed income securities. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively. There were no open futures contracts at June 30, 2000.

    FORWARD COMMITMENTS -- The fund may purchase and sell securities on a firm commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund maintains segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is a distributor of the corporation. Certain officers of FDI are also officers of the corporation.


                                                www.americancentury.com      17


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annualized fee schedule for the fund is as follows:

       0.90% on the first $250 million
       0.85% on the next $250 million
       0.80% thereafter

    Effective March 13, 2000, American Century Investment Services, Inc. (ACIS), became a distributor of the corporation.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, a distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for the six months ended June 30, 2000, totaled $110,231,110, including purchases of U.S. Treasury and Agency obligations totaling $23,928,680. Sales of investment securities, excluding short-term investments, totaled $127,037,486, including sales of U.S. Treasury and Agency obligations totaling $33,686,248.

    As of June 30, 2000, accumulated net unrealized appreciation was $30,386,020, based on the aggregate cost of investments for federal income tax purposes of $239,179,133, which consisted of unrealized appreciation of $41,219,612 and unrealized depreciation of $10,833,592.

--------------------------------------------------------------------------------
4.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2000.


18      1-800-345-6488


VP Balanced--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                         2000(1)          1999           1998              1997           1996           1995
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ...............$      7.79     $      8.34    $      8.24       $      7.54    $      7.04    $      5.96
                                     -----------     -----------    -----------       -----------    -----------    -----------
Income From Investment Operations
  Net Investment Income .............       0.10            0.19           0.16              0.19           0.18           0.17
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions..      (0.01)           0.52           1.04              0.94           0.65           1.08
                                     -----------     -----------    -----------       -----------    -----------    -----------
  Total From Investment Operations          0.09            0.71           1.20              1.13           0.83           1.25
                                     -----------     -----------    -----------       -----------    -----------    -----------
Distributions
  From Net Investment Income ........      (0.20)          (0.16)         (0.15)            (0.09)         (0.13)         (0.17)
  From Net Realized Gains on
  Investment Transactions ...........      (0.12)          (1.10)         (0.95)            (0.34)         (0.20)            --
                                     -----------     -----------    -----------       -----------    -----------    -----------
  Total Distributions ...............      (0.32)          (1.26)         (1.10)            (0.43)         (0.33)         (0.17)
                                     -----------     -----------    -----------       -----------    -----------    -----------
Net Asset Value, End of Period ......$      7.56     $      7.79    $      8.34       $      8.24    $      7.54    $      7.04
                                     ===========     ===========    ===========       ===========    ===========    ===========
  Total Return(2) ...................       1.23%          10.06%         15.77%            15.81%         12.21%         21.12%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ...............       0.90%(3)        0.90%          0.97%(4)          1.00%          0.99%          0.97%
Ratio of Net Investment Income
to Average Net Assets ...............       2.48%(3)        2.45%          2.16%(4)          2.19%          2.43%          2.69%
Portfolio Turnover Rate .............         41%             83%           158%              125%           130%            87%
Net Assets, End of Period
  (in thousands) ....................$   267,363     $   285,072    $   280,437       $   219,087    $   215,393    $   153,823

(1)  Six months ended June 30, 2000 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

(4) ACIM voluntarily waived a portion of its management fee from October 1, 1998 through November 16, 1998. In absence of the waiver, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income to average net assets would have been 0.99% and 2.15%, respectively, for the year ended December 31, 1998.


See Notes to Financial Statements               www.americancentury.com      19


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     AMERICAN CENTURY VP BALANCED seeks capital growth and current income. The fund keeps about 60% of its assets in a diversified portfolio of common stocks. Under normal market conditions, the remaining assets are held in Treasury, mortgage-backed, and corporate bonds.

     We attempt to keep the fund fully invested at all times, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit the potential for gain.

     For the equity portfolio, the goal is to achieve a total return that exceeds that of the S&P 500. The portfolio is managed using computer models as key tools in making investment decisions. One model ranks stocks based on their expected return, using both growth and value measures such as cash flow, earnings growth, and price/earnings ratio. Another model is used in creating a portfolio that balances high-ranking stocks with an overall risk level that is comparable to the S&P 500. We incorporate both growth and value measurements into our quantitative stock selection process, but we steer toward growth.

     The fixed-income portfolio is also index based. The management team attempts to add value by making modest portfolio adjustments based on its analysis of prevailing market conditions. The team typically seeks to slightly overweight relatively undervalued, higher-yielding sectors of the market.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The BLENDED INDEX is considered the benchmark for VP Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly, 60% of the index is represented by the S&P 500, which reflects the approximately 60% of the fund's assets invested in stocks. The remaining 40% of the index is represented by the Lehman Brothers Aggregate Bond Index, which reflects the roughly 40% of the fund's assets invested in fixed-income securities.

     The LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index. It reflects the price fluctuations of Treasury securities, U.S. government agency securities, corporate bond issues, and mortgage-backed securities.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.

[left margin]

INVESTMENT TEAM LEADERS

  Equity Portfolio
       JEFF TYLER

  Fixed-Income Portfolio
       JEFF HOUSTON

  Credit Research
       GREG AFIESH

CREDIT RATING GUIDELINES

     CREDIT RATINGS ARE ISSUED BY INDEPENDENT RESEARCH COMPANIES SUCH AS STANDARD & POOR'S AND MOODY'S. THEY ARE BASED ON AN ISSUER'S FINANCIAL STRENGTH AND ABILITY TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

     SECURITIES RATED AAA, AA, A, OR BBB ARE CONSIDERED "INVESTMENT-GRADE" SECURITIES, MEANING THEY ARE RELATIVELY SAFE FROM DEFAULT. HERE ARE THE MOST COMMON CREDIT RATINGS AND THEIR DEFINITIONS:

*    AAA -- EXTREMELY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    AA -- VERY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    A -- STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    BBB -- GOOD ABILITY TO MEET FINANCIAL OBLIGATIONS.

* BB -- SECURITIES THAT ARE LESS VULNERABLE TO DEFAULT THAN OTHER LOWER-QUALITY ISSUES BUT DO NOT QUITE MEET INVESTMENT-GRADE STANDARDS.

     IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE, REFLECTING THE OPINIONS OF THE RATING AGENCIES; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.


20      1-800-345-6488


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 19.

FIXED-INCOME TERMS

* ASSET-BACKED SECURITIES -- debt securities that represent ownership in a pool of receivables, such as credit-card debt, auto loans, and commercial mortgages.

* CORPORATE BONDS -- debt securities or instruments issued by companies and corporations.

* MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans.

* U.S. GOVERNMENT AGENCY SECURITIES -- debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank).

* U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.

* DURATION -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. It is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, the impact of a change in interest rates on the value of the portfolio also increases.

* WEIGHTED AVERAGE MATURITY (WAM) -- another measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and interest rate sensitivity the portfolio has.

EQUITY TERMS

* BLUE CHIP STOCKS -- generally considered to be the stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.

* COMMON STOCKS -- units of ownership of public corporations. All of the stocks described in this section are types of common stock.

* CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle.

* GROWTH STOCKS -- generally considered to be the stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth.

* VALUE STOCKS -- generally considered to be stocks that are relatively inexpensive.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $8.7 billion. This is Lipper's market-capitalization breakpoint as of June 30, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 are representative of large-cap stock performance.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) between $2.3 billion and $8.7 billion. This is Lipper's market-capitalization breakpoint as of June 30, 2000, although it may be subject to change based on market fluctuations. The S&P 400 and Russell 2500 are representative of mid-cap stock performance.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.3 billion. This is Lipper's market-capitalization breakpoint as of June 30, 2000, although it may be subject to change based on market fluctuations. The S&P 600 and the Russell 2000 are representative of small-cap stock performance.


                                                www.americancentury.com      21


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


22      1-800-345-6488


Notes
--------------------------------------------------------------------------------


                                                www.americancentury.com      23


Notes
--------------------------------------------------------------------------------


24      1-800-345-6488


[inside back cover]


===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Large Cap Value
Strategic Allocation --         Tax-Managed Value
   Moderate                     Income & Growth
Strategic Allocation --         Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

Veedot(reg.sm)                  Global Gold            Emerging Markets
New Opportunities               Technology             International Discovery
Giftrust(reg.tm)                Life Sciences          International Growth
Vista                                                  Global Growth
Heritage
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]
American
Century

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


0008                                 American Century Investment Services, Inc.
SH-SAN-21707                      (c)2000 American Century Services Corporation

[front cover]

June 30, 2000

AMERICAN CENTURY(reg.sm)
  VARIABLE PORTFOLIOS
    Semiannual Report

[graphic of runners]

VP Capital Appreciation

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century


[inside front cover]


VARIABLE PORTFOLIOS
VP CAPITAL APPRECIATION
-------------------------------------------------------------------------------


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stower III and James E Stowers, Jr.]

James E. Stowers III, seated, with James E. Stowers, Jr.

     The six months ended June 30, 2000, rewarded investors in VP Capital Appreciation, whose double-digit gain was ahead of its benchmark.

     That said, the first half of 2000 was among the more challenging short-term periods in recent memory, as investors contended with an abrupt shift in market sentiment and a steep correction in technology stocks. At the start of the period, growth-oriented investors continued to be drawn to the technology sector, particularly Internet and telecommunications companies. Later, in the midst of concerns about inflation and higher interest rates, technology's allure began to wane. The Nasdaq Composite was thrashed in April, experiencing its worst week ever.

     Events near the end of the period illustrated why your portfolio managers stick to their long-held, earnings-based investment approach, even when it is tempting to turn defensive. As investors finished sorting out winners (firms with solid earnings) from losers (dot-coms still waiting to earn their first dollar) in the technology sector, the Nasdaq experienced a strong rebound in June.

     Turning to corporate matters, we're proud to announce that American Century's fund performance reports earned the Communications Seal from DALBAR, Inc., an independent financial services research firm. They commended us for meeting investors' needs with an attractive document that is easy to read and understand. You can count on us to keep looking for ways to improve our reports and fund literature.

     We appreciate your continued confidence in American Century.

Sincerely,

[signature of James E. Stowers, Jr]         [Signature of James E. Stowers III]
James E. Stowers, Jr.                       James E. Stowers III
Chairman of the Board and Founder           Vice Chairman of the Board
                                            and Chief Executive Officer

[right margin]

Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
VP CAPITAL APPRECIATION
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Top Ten Holdings .......................................................    6
   Top Five Industries ....................................................    6
   Types of Investments ...................................................    7
   Schedule of Investments ................................................    8
FINANCIAL STATEMENTS
   Statement of Assets and
     Liabilities ..........................................................   10
   Statement of Operations ................................................   11
   Statements of Changes
     in Net Assets ........................................................   12
   Notes to Financial
     Statements ...........................................................   13
   Financial Highlights ...................................................   15
OTHER INFORMATION
   Background Information
      Investment Philosophy
        and Policies ......................................................   16
      Comparative Indices .................................................   16
      Portfolio Managers ..................................................   16
   Glossary ...............................................................   17


                                                  www.americancentury.com     1


Report Highlights
--------------------------------------------------------------------------------
MARKET PERSPECTIVE

* Embedded in the six months ended June 30, 2000, was a major shift in investor sentiment. Growth stocks, especially those of technology- oriented companies associated with the Internet and telecommunications, led the market at the start of the period. Indeed, investors seemed to favor those and little else, as the technology-heavy Nasdaq Composite rose more than 15% over the first two months of 2000, versus a 7% drop in the S&P 500 Index. In early April, though, with prospects for higher interest rates and rich valuations across the technology sector, investors moved en masse into other areas. The shift was sudden and powerful. In a single week, the Nasdaq Composite lost more than 25%.

* As the end of the period approached, however, interest rate fears began to cool, and investors started eyeing technology stocks once again, though perhaps with more demanding standards. The Nasdaq rebounded more than 16% in June--the fifth best month in the index's history.

VP CAPITAL APPRECIATION

* VP Capital Appreciation gained 17.39% for the six-month period, ahead of its benchmark, the S&P MidCap 400/BARRA Growth Index, which was up 14.95%.

* The portfolio's results were helped by a speculative market climate and aggressive orientation that led investors to mid-cap stocks, the hallmark of VP Capital Appreciation's portfolio.

* Electrical equipment providers, especially in wireless communications, were the best performers during the period. Strong positions in technology and health care also boosted results. The portfolio's complement of energy services companies grew as several key indicators appeared to signal rising profits in that area.

* Technology companies that did not deliver strong earnings had disappointing performance over the period. This was especially true for holdings in computer software firms.

[left margin]

                     VP CAPITAL APPRECIATION
       TOTAL RETURNS:                        AS OF 6/30/00
          6 Months                                  17.39%*
          1 Year                                    66.39%
       INCEPTION DATE:                            11/20/87
       NET ASSETS:                          $750.2 million

* Not annualized.

Investment terms are defined in the Glossary on pages 17-18.


2     1-800-345-6488


Market Perspective from James E. Stowers III
--------------------------------------------------------------------------------
[photo of James E. Stowers III]

James E. Stowers III, Chief Executive Officer of American Century

     The six months covered by this report--the first half of 2000 --will be remembered for containing a sudden and powerful shift in investor sentiment.

     The major market indices--the Standard & Poor's 500 Index, the Nasdaq Composite and the Dow Jones Industrial Average--all entered the new millennium at record highs. The Nasdaq ended 1999 with a stunning 86% gain, the largest one-year increase ever in any U.S. market index. The S&P 500 notched its fifth consecutive year with a return of 20% or more.

HIGH HOPES

     This performance led investors to carry unrealistically high expectations into 2000. Surveys showed that the average investor expected the stock market overall to rise 15% in 2000, and his or her stock portfolio to gain 18%. Perhaps they were also reading headlines like this one from our hometown paper, The Kansas City Star, in January: "New tech stocks defy old rules."

     The Star appeared to be right. As 2000 unfolded, "New Economy" stocks, especially those connected with the Internet, appeared to be all investors wanted to own. The Nasdaq Composite gained more than 15% over the first two months of the period, while the S&P 500 lost 7%.

     But what may have started out as even "rational exuberance" for technology issues turned into rampant speculation as 2000 progressed. This was most evident in the extraordinary strength of the new-issue market, where hundreds of unseasoned, untested, "dot-com" companies soared in price, as investors scrambled to own the next Yahoo! or America Online.

$2 TRILLION DISAPPEARS

     In March, though, a controversy involving ownership of genetic information staggered the biotech sector, and one month later the malaise spread to technology. By April 10, investors had decided that valuations across the technology sector were growing too rich and let the air out of the technology balloon. In a single week, the Nasdaq Composite lost more than 25%.

     The stock market then moved in fits and starts for the next two months, not sure where it wanted to go. Late in the second quarter, however, as concerns about interest rates and inflation began to cool, investors began moving back into technology stocks--albeit with a higher level of discrimination. The Nasdaq rebounded more than 16% in June--the fifth best month in the index's history.

     As we look toward the second half of 2000, signs of a slowing economy have created worries that weaker corporate earnings could be on the horizon--the result of six interest rate increases by the Federal Reserve over the past year. Common stock investors will have little patience with firms whose profits come in below expectations, which means we could see continued market volatility in the months ahead.

[right margin]

"LATE IN THE SECOND QUARTER, HOWEVER, AS CONCERNS ABOUT INTEREST RATES AND INFLATION BEGAN TO COOL, INVESTORS BEGAN MOVING BACK INTO TECHNOLOGY STOCKS--ALBEIT WITH A HIGHER LEVEL OF DISCRIMINATION."

MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 2000

S&P 500                     -0.42%
S&P MIDCAP 400               9.06%
RUSSELL 2000                 3.04%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

[mountain chart data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED JUNE 30, 2000

                   S&P 500      S&P Midcap 400     Russell 2000
12/31/99            $1.00           $1.00              $1.00
1/31/00             $0.95           $0.97              $0.98
2/29/00             $0.93           $1.04              $1.15
3/31/00             $1.02           $1.13              $1.07
4/30/00             $0.99           $1.09              $1.01
5/31/00             $0.97           $1.07              $0.95
6/30/00             $1.00           $1.09              $1.03

Value on 6/30/00    $1.00           $1.09              $1.03


                                                  www.americancentury.com     3


VP Capital Appreciation--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2000

                             VP CAPITAL      S&P 500       S&P MIDCAP          S&P MIDCAP
                            APPRECIATION      INDEX     400/BARRA GROWTH        400 INDEX
6 MONTHS(1)                   17.39%        -0.42%             14.95%             9.06%
1 YEAR                        66.39%         7.24%             36.79%            17.07%

 AVERAGE ANNUAL RETURNS

3 YEARS                       23.72%        19.66%             31.27%            20.38%
5 YEARS                       13.93%        23.80%             27.23%            21.20%
10 YEARS                      12.11%        17.80%              N/A              18.03%
LIFE OF FUND(2)               12.98%        18.83%(3)           N/A              19.60%(3)

(1)  Returns for periods less than one year are not annualized.

(2)  The fund's inception date was 11/20/87.

(3) Since 11/30/87, the date nearest the fund's inception for which data are available.

See pages 16-18 for information about the indices and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.

[mountain chart data below]

GROWTH OF $10,000 OVER 10 YEARS
$10,000 investment made 6/30/90

               VP Capital Appreciation         S&P 500 Index
6/30/90                $10,000                    $10,000
6/30/91                $10,277                    $10,739
6/30/92                $11,351                    $12,179
6/30/93                $13,158                    $13,839
6/30/94                $12,866                    $14,034
6/30/95                $16,346                    $17,693
6/30/96                $18,185                    $22,293
6/30/97                $16,568                    $30,031
6/30/98                $16,749                    $39,085
6/30/99                $18,856                    $47,985
6/30/00                $31,378                    $51,459

Value on 6/30/00       $31,378                    $51,459

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The S&P MidCap 400/BARRA Growth Index and the S&P 500 Index are provided for comparison. VP Capital Appreciation's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

{bar chart data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED JUNE 30)

                 VP Capital Appreciation          S&P MidCap 400/BARRA Growth
6/30/91                   2.77%                              N/A
6/30/92                  10.45%                             15.56%
6/30/93                  15.92%                             21.27%
6/30/94                  -2.22%                             -1.90%
6/30/95                  27.05%                             24.37%
6/30/96                  11.25%                             19.41%
6/30/97                  -8.89%                             23.42%
6/30/98                   1.09%                             26.89%
6/30/99                  12.58%                             30.31%
6/30/00                  66.39%                             36.79%


4     1-800-345-6488



VP Capital Appreciation--Q&A
--------------------------------------------------------------------------------
[photo of Kurt Stalzer and Linda Peterson]

     An interview with Kurt Stalzer and Linda Peterson, portfolio managers on the VP Capital Appreciation investment team.

HOW DID VP CAPITAL APPRECIATION PERFORM?

     For the six months ended June 30, 2000, VP Capital Appreciation gained 17.39%. The fund outperformed its benchmark, the S&P MidCap 400/BARRA Growth Index, which was up 14.95%.

WHAT FACTORS DROVE THE FUND'S PERFORMANCE?

     VP Capital Appreciation invests in medium-sized companies with strong earnings growth, and those stocks led the market over the past six months. The environment was somewhat speculative, which caused investors to become increasingly aggressive. When that happens, investors usually gravitate to smaller companies with high growth potential.

     However, there wasn't enough liquidity--the ease of buying and selling shares--in the small-cap market to handle the huge amounts of money flowing into stocks. So, investors found a happy medium in mid-cap growth stocks, which are more aggressive than large-cap stocks, but have more liquidity than small-cap stocks.

     In addition, our investment approach is driven by earnings growth, and that kept us away from some of the weaker areas of the market, such as financial services and consumer goods companies.

CAN YOU GIVE A QUICK EXPLANATION OF YOUR "EARNINGS ACCELERATION" PHILOSOPHY?

     We look for medium-sized companies whose earnings and revenues are growing at an accelerating rate. That means we're investing in companies whose profits are growing at a faster and faster rate, rather than looking for any absolute level of earnings growth.

     This approach has many benefits. It imposes a strict discipline and helps us focus on those companies with sustainable earnings growth.

AS YOU FOLLOWED THIS APPROACH, WHERE DID YOU FIND THE PORTFOLIO'S MOST SUCCESSFUL INVESTMENTS?

     Our best-performing industry was electrical equipment, especially companies providing equipment for the wireless telecommunications industry. The explosion in demand for cellular phones and wireless data services is driving profitability across this industry group. We've devoted nearly 20% of our portfolio to companies that are delivering the next generation of wireless equipment and technology that will enable people to access the Internet with their cellular handsets.

     A second industry group benefiting from the wireless explosion is semiconductor chip manufacturers. Two worthy of mention are Analog Devices and International Rectifier Corporation. Both were major contributors to VP Capital Appreciation's results.

     Analog Devices is a top-10 holding that was up significantly over the six months. Analog is a manufacturer of high-performance semiconductors for wireless and wireline communications.


[right margin]

"WE LOOK FOR MEDIUM-SIZED COMPANIES WHOSE EARNINGS AND REVENUES ARE GROWING AT AN ACCELERATING RATE. THAT MEANS WE'RE INVESTING IN COMPANIES WHOSE PROFITS ARE GROWING AT A FASTER AND FASTER RATE, RATHER THAN LOOKING FOR ANY ABSOLUTE LEVEL OF EARNINGS GROWTH."

PORTFOLIO AT A GLANCE
                                                6/30/00          12/31/99
NO. OF COMPANIES                                  67                80
MEDIAN P/E RATIO                                 63.4              35.5
MEDIAN MARKET                                    $4.08            $4.02
   CAPITALIZATION                               BILLION          BILLION
PORTFOLIO TURNOVER                               66%(1)           119%(2)

(1)    Six months ended 6/30/00.

(2)    Year ended 12/31/99.

Investment terms are defined in the Glossary on pages 17-18.


                                                  www.americancentury.com     5


VP Capital Appreciation--Q&A
--------------------------------------------------------------------------------
                                                                     (Continued)

     Many of its chips are found in wireless base stations and cellular handsets, as well as in consumer products such as digital cameras and digital video discs. With communication-oriented products becoming a larger part of the business, Analog's margins have risen dramatically. Analog Devices is an excellent example of the type of stock our investment discipline seeks. The firm's earnings growth has accelerated over six consecutive quarters.

WHERE ELSE IN THE TECHNOLOGY SECTOR HAVE YOU SEEN EARNINGS ACCELERATION?

     We also had success investing in fiber-optic component makers. The aggressive expansion of fiber-optic networks to carry "broadband" communications has created a huge demand for materials and equipment needed to complete this build-out.

     One of VP Capital Appreciation's top performers was Newport Corporation. Newport is a manufacturer of components and integrated systems for the fiber-optic communications and semiconductor equipment markets. The company's products are designed to enhance productivity. Building fiber-optic components is a very labor-intensive process. With the projected demand for these components continuing to increase, there is a need for greater assembly automation.

     VP Capital Appreciation's other top performer was Tollgrade Communications. A new investment that joined our list of top ten holdings, Tollgrade designs test equipment for the telecommunications industry. The equipment allows cable and digital subscriber line (DSL) providers to monitor the status of their systems. Both of these stocks were up over 600% during the first six months of the year.

DID YOU REDUCE YOUR TECHNOLOGY HOLDINGS DURING THE RECENT DOWNDRAFT?

     Yes. We reduced our technology exposure as the market began to broaden. We did this mostly by trimming some of our largest holdings.

     Incidentally, although many technology stocks have fallen back from their peaks in the first quarter, companies that have been reporting strong earnings have held up better than other firms that might not reach profitability for several years.

WHERE DID YOU INVEST INSTEAD?

     We invested in some health care names, and also built up our holdings of energy services stocks. We originally bought a core position in several of these latter companies in the summer of 1999. Earnings were still depressed, but we were seeing a turnaround in several key indicators that usually are an early sign for rising profits.

     One of those indicators is day rates--the average daily cost of hiring out an oil rig. Energy services companies typically lock in a certain rate for a year or more. But when day rates start to rise and older contracts expire, these companies show an immediate increase in earnings.

     Another useful indicator is rig utilization, which is the percentage of existing oil rigs in use. Rig utilization is currently over 80%, up from 50% a year ago.

[left margin]

TOP TEN HOLDINGS
                                                  % OF FUND INVESTMENTS
                                                AS OF               AS OF
                                               6/30/00            12/31/99
TOLLGRADE COMMUNICATIONS, INC.                  3.6%                 --
AMDOCS LTD.                                     3.3%                0.8%
WATERS CORP.                                    3.1%                 --
AUDIOCODES LTD.                                 2.9%                0.5%
COPPER MOUNTAIN NETWORKS, INC.                  2.7%                0.5%
MACROVISION CORP.                               2.6%                 --
INTERNATIONAL RECTIFIER CORP.                   2.6%                1.2%
ROWAN COMPANIES, INC.                           2.5%                0.9%
RATIONAL SOFTWARE CORP.                         2.5%                1.1%
ANALOG DEVICES, INC.                            2.4%                0.9%

TOP FIVE INDUSTRIES
                                                  % OF FUND INVESTMENTS
                                                AS OF               AS OF
                                               6/30/00            12/31/99
ELECTRICAL EQUIPMENT                           17.8%               11.2%
SEMICONDUCTOR                                  15.8%                3.9%
COMPUTER SOFTWARE                              13.2%               12.5%
OIL SERVICES                                   10.3%                5.1%
MEDICAL PRODUCTS & SUPPLIES                     5.7%                2.7%


6         1-800-345-6488


VP Capital Appreciation--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

SO YOU INVESTED IN ENERGY SERVICES COMPANIES AS THESE INDICATORS
TURNED POSITIVE?

     Yes, and so far in 2000, we've started to see their earnings growth accelerate. It's not normally what you think of as "earnings acceleration," where earnings grow by 5%, then 10%, and then 15%. In this case, it's a reversal of declining profits--earnings were once 50% lower, then 40% lower, and now 30% lower. That's another form of acceleration.

     These stocks treaded water for most of 1999, then many of our holdings--such as Ensco International, Transocean Sedco Forex, and Sante Fe International--were up more than 50% in the first half of 2000. Oil services is now one of VP Capital Appreciation's biggest industry holdings, at around 10% of the portfolio.

WHAT STOCKS DIDN'T LIVE UP TO YOUR EXPECTATIONS?

     As mentioned earlier, technology companies that did not deliver strong earnings had disappointing performance. Citrix Systems provides software that allows software applications to reside on a server instead of the desktop. Citrix announced that it would not meet second-quarter earnings expectations due to sales force transition issues and longer lead-times to close deals.

     S1 Corporation is another company that performed poorly. Although it provides innovative Internet banking software, S1 will not reach profitability for some time, and thus fell out of favor in a discriminating technology market

SPEAKING OF THE FUTURE, WHAT ARE YOUR PLANS FOR VP CAPITAL APPRECIATION IN THE COMING MONTHS?

     We plan to continue focusing on our disciplined investment approach, seeking out companies whose earnings and revenues are growing at an accelerating rate. We believe that "money follows earnings," and that firms demonstrating accelerating growth will experience higher stock prices over time

HAVE YOU ADDED A NEW PORTFOLIO MANAGER TO THE VP CAPITAL APPRECIATION INVESTMENT TEAM?

     Yes. Kurt Stalzer joined Linda Peterson as co-manager of VP Capital Appreciation in January. He replaced Harold Bradley, who has moved to a different position at American Century. Kurt brings more than 17 years of investment experience to the team, including a decade of managing small- and mid-cap stock portfolios.


[right margin]

"WE BELIEVE THAT 'MONEY FOLLOWS EARNINGS,' AND THAT FIRMS DEMONSTRATING ACCELERATING GROWTH WILL EXPERIENCE HIGHER STOCK PRICES OVER TIME."

[pie chart]

TYPES OF INVESTMENTS IN THE PORTFOLIO

                                                       AS OF JUNE 30, 2000
COMMON STOCKS AND FUTURES                                     96.4%
TEMPORARY CASH INVESTMENTS                                     3.6%

[data shown in pie chart]

                                                       AS OF DECEMBER 31, 1999
COMMON STOCKS AND FUTURES                                     97.4%
TEMPORARY CASH INVESTMENTS                                     2.6%

[data shown in pie chart]


                                                  www.americancentury.com     7


VP Capital Appreciation--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 94.4%

ALCOHOL -- 1.1%
   137,600  Coors (Adolph) Co. Cl B                            $    8,324,800
                                                             ------------------
APPAREL & TEXTILES -- 0.7%
   319,400  Reebok International Ltd.(1)                            5,090,438
                                                             ------------------
BANKS -- 1.8%
   544,600  Toronto-Dominion Bank (The) ORD                        13,239,870
                                                             ------------------
CHEMICALS -- 1.6%
   209,000  Cabot Microelectronics Corp.(1)                         9,600,937
   123,600  Olin Corp.                                              2,039,400
                                                             ------------------
                                                                      11,640,337
                                                             ------------------
COMPUTER SOFTWARE -- 13.2%
   326,400  Amdocs Ltd.(1)                                         25,051,200
   134,800  Aware, Inc.(1)                                          6,883,225
   258,100  Gemstar International Group Ltd.(1)                    15,865,084
   307,500  Macrovision Corp.(1)                                   19,651,172
    85,700  National Instruments Corp.(1)                           3,744,019
   199,300  Rational Software Corp.(1)                             18,516,216
    56,800  Siebel Systems, Inc.(1)                                 9,292,125
                                                             ------------------
                                                                      99,003,041
                                                             ------------------
DEPARTMENT STORES -- 0.9%
   126,200  Kohl's Corp.(1)                                         7,019,875
                                                             ------------------
DRUGS -- 4.5%
   125,600  Pharmacyclics, Inc.(1)                                  7,649,825
   208,200  Tanox, Inc.(1)                                          9,869,981
   289,600  Teva Pharmaceutical
               Industries Ltd. ADR                                 16,063,750
                                                             ------------------
                                                                      33,583,556
                                                             ------------------
ELECTRICAL EQUIPMENT -- 17.8%
   231,300  Copper Mountain Networks, Inc.(1)                      20,376,084
    63,200  Digital Lightwave, Inc.(1)                              6,357,525
   138,524  JDS Uniphase Corp.(1)                                  16,601,236
   180,400  Kent Electronics Corp.(1)                               5,378,175
   100,600  Millipore Corp.                                         7,582,725
   109,700  Newport Corp.                                          11,782,466
   266,000  Pinnacle Systems, Inc.(1)                               6,026,562
   229,500  Powerwave Technologies, Inc.(1)                        10,098,000
   192,100  Tekelec, Inc.(1)                                        9,262,822
   183,300  Tektronix, Inc.                                        13,564,200
   201,400  Tollgrade Communications, Inc.(1)                      26,823,962
                                                             ------------------
                                                                     133,853,757
                                                             ------------------
ENERGY RESERVES & PRODUCTION -- 1.7%
   164,100  Alberta Energy Co. Ltd. ORD                             6,626,945
   183,600  EOG Resources Inc.                                      6,150,600
                                                             ------------------
                                                                      12,777,545
                                                             ------------------

Shares                                                               Value
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 3.1%

   452,550  Concord EFS, Inc.(1)                             $     11,766,300
     1,325  Julius Baer Holding AG ORD                              5,243,098
   244,200  MBNA Corp.                                              6,623,925
                                                             ------------------
                                                                      23,633,323
                                                             ------------------
INDUSTRIAL PARTS -- 0.7%
    54,700  Ballard Power Systems Inc.(1)                           4,917,872
                                                             ------------------
INDUSTRIAL SERVICES -- 2.3%
   195,700  Manpower Inc.                                           6,262,400
   376,100  Robert Half International Inc.(1)                      10,718,850
                                                             ------------------
                                                                      16,981,250
                                                             ------------------
INFORMATION SERVICES -- 2.5%
    96,100  DST Systems, Inc.(1)                                    7,315,612
   267,500  Fiserv, Inc.(1)                                        11,569,375
                                                             ------------------
                                                                      18,884,987
                                                             ------------------
INTERNET -- 1.1%
   125,100  Digex, Inc.(1)                                          8,502,891
                                                             ------------------
LEISURE -- 2.1%
   411,000  Harley-Davidson, Inc.                                  15,823,500
                                                             ------------------
MEDIA -- 1.0%
   100,000  Radio One, Inc.(1)                                      2,962,500
   200,000  Radio One, Inc. Cl D(1)                                 4,425,000
                                                             ------------------
                                                                       7,387,500
                                                             ------------------
MEDICAL PRODUCTS & SUPPLIES -- 5.7%
    30,700  Affymetrix, Inc.(1)                                     5,068,378
    43,600  ArthroCare Corp.(1)                                     2,325,788
   103,600  MiniMed Inc.(1)                                        12,224,800
   183,800  Waters Corp.(1)                                        22,940,538
                                                             ------------------
                                                                      42,559,504
                                                             ------------------
MEDICAL PROVIDERS & SERVICES -- 1.5%
   861,400  Health Management Associates, Inc.(1)                  11,252,038
                                                             ------------------
OIL SERVICES -- 10.3%
   247,300  Diamond Offshore Drilling, Inc.                         8,686,412
   461,400  Ensco International Inc.                               16,523,888
   326,800  Marine Inc.(1)                                          9,211,675
   623,100  Rowan Companies, Inc.(1)                               18,926,662
   301,700  Sante Fe International                                 10,540,644
   257,700  Transocean Sedco Forex, Inc.                           13,770,844
                                                             ------------------
                                                                      77,660,125
                                                             ------------------
PROPERTY & CASUALTY INSURANCE -- 1.3%
   184,500  Ambac Financial Group, Inc.                            10,112,906
                                                             ------------------
RESTAURANTS -- 0.6%
   165,800  CEC Entertainment Inc.(1)                               4,248,625
                                                             ------------------
SEMICONDUCTOR -- 15.8%
                  239,100  Analog Devices, Inc.(1)                 18,171,600


8         1-800-345-6488                      See Notes to Financial Statements


VP Capital Appreciation--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2000 (UNAUDITED)

Shares                                                               Value
--------------------------------------------------------------------------------
   180,600  AudioCodes Ltd.(1)                                $    21,818,738
    27,900  Cree Research, Inc.(1)                                  3,729,881
    92,500  Integrated Device Technology, Inc.(1)                   5,550,000
   344,700  International Rectifier Corp.(1)                       19,303,200
   115,500  KLA-Tencor Corp.(1)                                     6,767,578
    26,400  Marvell Technology Group Ltd.(1)                        1,503,975
   151,200  Novellus Systems, Inc.(1)                               8,556,975
   141,000  NVIDIA Corp.(1)                                         8,957,906
   105,800  SanDisk Corp.(1)                                        6,476,944
   235,500  Semtech Corp.(1)                                       17,839,125
     3,900  StorageNetworks, Inc.(1)                                  352,097
                                                             ------------------
                                                                     119,028,019
                                                             ------------------
WIRELESS TELECOMMUNICATIONS -- 3.1%
   164,800  Sprint PCS(1)                                           9,805,600
   114,600  VoiceStream Wireless Corp.(1)                          13,329,412
                                                             ------------------
                                                                      23,135,012
                                                             ------------------
TOTAL COMMON STOCKS                                               708,660,771
                                                             ------------------
    (Cost $487,453,171)

                                                                           Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 5.6%*
  Repurchase Agreement, Morgan Stanley
     Group, Inc., (U.S. Treasury obligations), in a
     joint trading account at 6.40%,
     dated 6/30/00, due 7/3/00
     (Delivery value $37,219,840)                             $    37,200,000
  Repurchase Agreement, Merrill Lynch & Co. Inc.,
     (U.S. Treasury obligations), in a joint
     trading account at 6.40%, dated 6/30/00,
     due 7/3/00 (Delivery value $5,202,773)                         5,200,000
                                                             ------------------
TOTAL TEMPORARY CASH INVESTMENTS                                   42,400,000
                                                             ------------------
    (Cost $42,400,000)
TOTAL INVESTMENT SECURITIES -- 100.0%                            $751,060,771
                                                             ==================
    (Cost $529,853,171)

FUTURES CONTRACTS

                     Expiration          Underlying Face            Unrealized
  Purchased             Date             Amount at Value               Loss
-------------------------------------------------------------------------------
60 S&P Midcap         September
 400 Futures            2000               $14,760,000              $(290,184)
                                          =====================================

*Futures contracts typically are based on a stock index, such as the S&P Midcap 400, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund can have full exposure to stocks and have easy access to the money. Temporary cash investments, less the required reserves for futures contracts, are 3.6%.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt ORD = Foreign Ordinary Share (1) Non-income producing.


See Notes to Financial Statements                 www.americancentury.com     9


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

JUNE 30, 2000 (UNAUDITED)

ASSET
Investment securities, at value
  (identified cost of $529,853,171) (Note 3) ................     $ 751,060,771
Cash ........................................................           113,651
Receivable for investments sold .............................         5,595,137
Receivable for variation margin on futures contracts ........            71,753
Dividends and interest receivable ...........................           201,519
                                                                  -------------
                                                                    757,042,831
                                                                  -------------

LIABILITIES
Payable for investments purchased ...........................         6,241,920
Accrued management fees (Note 2)  ...........................           587,528
Payable for directors' fees and expenses ....................               295
Accrued expenses and other liabilities ......................            10,146
                                                                  -------------
                                                                      6,839,889
                                                                  -------------
Net Assets ..................................................     $ 750,202,942
                                                                  =============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized ..................................................       200,000,000
                                                                  =============
Outstanding .................................................        44,164,873
                                                                  =============
Net Asset Value Per Share ...................................     $       16.99
                                                                  =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) .....................     $ 374,913,789
Accumulated net investment loss .............................        (1,317,484)

Accumulated undistributed net realized gain
  on investments and foreign currency transactions ..........       155,691,190

Net unrealized appreciation on investments
  and translation of assets and
  liabilities in foreign currencies (Note 3) ................       220,915,447
                                                                  -------------
                                                                  $ 750,202,942
                                                                  =============


10        1-800-345-6488                      See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT LOSS
Income:
Interest .....................................................    $   1,440,109

Dividends (net of foreign taxes withheld of $40,833) .........          867,078
                                                                  -------------
                                                                      2,307,187
                                                                  -------------
Expenses (Note 2):
Management fees ..............................................        3,579,388
Directors' fees and expenses .................................            2,332
                                                                  -------------
                                                                      3,581,720
                                                                  -------------
Net investment loss ..........................................       (1,274,533)
                                                                  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY (NOTE 3)
Net realized gain (loss) on:
Investments ..................................................      156,256,119
Foreign currency transactions ................................           (6,069)
                                                                  -------------
                                                                    156,250,050
                                                                  -------------
Change in net unrealized appreciation on:
Investments ..................................................      (51,074,557)
Translation of assets and liabilities in foreign currencies ..           (4,613)
                                                                  -------------
                                                                    (51,079,170)
                                                                  -------------
Net realized and unrealized gain on
investments and foreign currency .............................      105,170,880
                                                                  -------------
Net Increase in Net Assets Resulting from Operations .........    $ 103,896,347
                                                                  =============


See Notes to Financial Statements                 www.americancentury.com    11


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 1999

Increase in Net Assets                                          2000             1999

OPERATIONS
Net investment loss ...................................   $  (1,274,533)   $  (1,831,434)

Net realized gain on investments and
  foreign currency transactions .......................     156,250,050       63,278,393

Change in net unrealized
  appreciation on investments
  and translation of assets and
  liabilities in foreign currencies ...................     (51,079,170)     179,774,574
                                                          -------------    -------------
Net increase in net assets
  resulting from operations ...........................     103,896,347      241,221,533
                                                          -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on investment transactions ....     (22,505,925)            --
                                                          -------------    -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .............................     848,258,878      226,396,536
Proceeds from reinvestment of distributions ...........      22,505,925             --
Payments for shares redeemed ..........................    (809,215,088)    (309,056,334)
                                                          -------------    -------------
Net increase (decrease) in net assets
  from capital share transactions .....................      61,549,715      (82,659,798)
                                                          -------------    -------------
Net increase in net assets ............................     142,940,137      158,561,735
                                                          =============    =============

NET ASSETS
Beginning of period ...................................     607,262,805      448,701,070
                                                          -------------    -------------
End of period .........................................   $ 750,202,942    $ 607,262,805
                                                          =============    =============
Undistributed net investment income ...................   $  (1,317,484)   $     (42,951)
                                                          =============    =============
TRANSACTIONS IN SHARES OF THE FUNDS
Sold ..................................................      53,788,681       21,281,429
Issued in reinvestment of distributions ...............       1,188,275             --
Redeemed ..............................................     (51,727,644)     (30,122,539)
                                                          -------------    -------------
Net increase (decrease) ...............................       3,249,312       (8,841,110)
                                                          =============    =============


12        1-800-345-6488                      See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc., (the corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. VP Capital Appreciation Fund (the fund) is one of the six series of funds issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is capital growth. The fund seeks to achieve its investment objective by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is a distributor of the corporation. Certain officers of FDI are also officers of the corporation.


                                                  www.americancentury.com    13


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month.


    The annualized fee schedule for the fund is as follows:

                         1.00% on the first $500 million
                         0.95% on the next $500 million
                         0.90% thereafter

    Effective March 13, 2000, American Century Investment Services, Inc. (ACIS), became a distributor of the corporation.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, a distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2000, totaled $465,838,893 and $449,463,469, respectively.

    As of June 30, 2000, accumulated net unrealized appreciation was $220,882,827, based on the aggregate cost of investments for federal income tax purposes of $530,177,944, which consisted of unrealized appreciation of $229,407,718 and unrealized depreciation of $8,524,891.

--------------------------------------------------------------------------------
4. BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2000.


14    1-800-345-6488


VP Capital Appreciation--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL
RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE
RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                         2000(1)      1999         1998       1997         1996          1995
PER-SHARE DATA
Net Asset Value,
Beginning of Period ...................  $14.84       $9.02       $9.68      $10.24       $12.06         $9.21
                                       ----------  ----------   ----------  -----------  -----------  ----------
Income From Investment Operations
  Net Investment Loss .................   (0.03)      (0.05)      (0.01)      (0.05)(2)    (0.06)(2)     (0.02)

  Net Realized and Unrealized
  Gain (Loss) on
  Investment Transactions .............    2.66        5.87       (0.17)      (0.30)       (0.40)         2.88
                                       ----------  ----------   ----------  -----------  -----------  ----------
  Total From Investment Operations ....    2.63        5.82       (0.18)      (0.35)       (0.46)         2.86
                                       ----------  ----------   ----------  -----------  -----------  ----------
Distributions
  From Net Investment Income ..........      --          --          --         --           --          (0.01)

  From Net Realized Gains on
  Investment Transactions .............   (0.48)         --       (0.48)      (0.21)       (1.36)           --
                                       ----------  ----------   ----------  -----------  -----------  ----------
  Total Distributions .................   (0.48)         --       (0.48)      (0.21)       (1.36)        (0.01)
                                       ----------  ----------   ----------  -----------  -----------  ----------
Net Asset Value, End of Period ........  $16.99      $14.84       $9.02       $9.68       $10.24        $12.06
                                       ==========  ==========   ==========  ===========  ===========  ==========
  Total Return(3) .....................   17.39%      64.52%      (2.16)%     (3.26)%      (4.32)%       31.10%
                                       ==========  ==========   ==========  ===========  ===========  ==========

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets ............... 0.99%(4)       1.00%        1.00%       1.00%        1.00%        0.99%

Ratio of Net Investment Loss
  to Average Net Assets ..............(0.35)%(4)     (0.41)%      (0.07)%     (0.53)%      (0.59)%      (0.23)%

Portfolio Turnover Rate ...............      66%        119%         206%        107%         182%         147%

Net Assets, End of Period
  (in thousands) ...................... $750,203    $607,263     $448,701    $593,698   $1,313,865   $1,461,124

(1)  Six months ended June 30, 2000 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


See Notes to Financial Statements             www.americancentury.com        15


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The philosophy behind American Century's Variable Portfolios growth funds focuses on three important principles. Chiefly, the funds seek to own successful companies, which we define as those whose earnings and revenues are growing at accelerating rates. In addition, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit potential for gain. Of course, remaining fully invested also means the funds may experience more/greater losses in market downturns. Finally, American Century funds are managed by teams, rather than by one "star" manager. We believe this enables us to make better, more consistent management decisions.

     VP CAPITAL APPRECIATION seeks capital growth over time by investing in growth companies. Although the fund may purchase securities across all capitalization ranges, since mid-1996 VP Capital Appreciation has invested mainly in the securities of medium-sized firms with accelerating growth. Such a strategy results in volatility over the short term and offers the potential for long-term growth.


COMPARATIVE INDICES

     The indices listed below are used in the report to serve as a comparison for the performance of the fund. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered leading firms in leading industries. Created by Standard & Poor's, the index is viewed as a broad measure of U.S. stock performance.

     The S&P MIDCAP 400 is the medium capitalization sector of the U.S. market. Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

     The S&P MIDCAP 400/BARRA GROWTH is an index created by Standard & Poor's and BARRA. The index divides the S&P 400 into two mutually exclusive groups based on price/book ratios. The half of the S&P 400 with higher ratios falls into the growth index, while a value index tracks the performance of the other half. Similar growth and value indices are available for the S&P 500.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.


[left margin]

PORTFOLIO MANAGERS

  VP Capital Appreciation
       KURT STALZER
       LINDA PETERSON, CFA


16    1-800-345-6488


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 15.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $8.7 billion. This is Lipper's market capitalization breakpoint as of June 30, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S& P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.3 billion and $8.7 billion. This is Lipper's market capitalization breakpoint as of June 30, 2000, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.


                                                  www.americancentury.com    17


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.3 billion. This is Lipper's market capitalization breakpoint as of June 30, 2000, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price- fluctuation risk.


18    1-800-345-6488


Notes
--------------------------------------------------------------------------------


                                                  www.americancentury.com    19


Notes
--------------------------------------------------------------------------------


20    1-800-345-6488


[american century logo(reg.sm)]
           American
           Century

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.


0008                                 American Century Investment Services, Inc.
SH-SAN-21255                      (c)2000 American Century Services Corporation

[front cover]

June 30, 2000

AMERICAN CENTURY(reg.sm)
VARIABLE PORTFOLIOS

Semiannual Report

[graphic of runners]

VP Income & Growth


[american century logo and text logo (reg.sm)]
American
Century

[inside front cover]


VARIABLE PORTFOLIOS
VP INCOME & GROWTH
-------------------------------------------------------------------------------


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     The first half of 2000 was an extraordinary period for the U.S. stock market. Several major shifts in investor sentiment led to unprecedented levels of volatility.

     One factor was the strong U.S. economy, which sparked concerns about higher inflation. The Federal Reserve raised short-term interest rates three times to slow the economy, and evidence that the Fed's efforts were successful began to emerge by the end of June.

     Then there was the so-called "New Economy"--the burgeoning technology and telecommunications industries. Investors began to question the high valuations of many New Economy stocks, casting doubt on their profitability and long-term potential for success.

     As a result, the stock market grew increasingly volatile. For example, the tech-heavy Nasdaq Composite Index lost more than 25% in a single week in early April, then enjoyed one of its best months ever in June.

     In this unusual and rapidly changing environment, VP Income & Growth's performance reflected the overall decline among large-company stocks and the continued weakness of value stocks in particular. Our investment professionals review the period and the fund's performance in more detail beginning on page 3.

     We're proud to announce that American Century's fund performance reports, like this one, earned the Communications Seal from DALBAR, Inc., an independent financial services research firm. They commended us for meeting investors' needs with an attractive document that's easy to read and understand.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                       Chief Executive Officer

[right margin]

Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
VP INCOME & GROWTH
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Top Ten Holdings .......................................................    6
   Top Five Overweights and
      Underweights ........................................................    7
   Schedule of Investments ................................................    8
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   13
   Statement of Operations ................................................   14
   Statements of Changes
      in Net Assets .......................................................   15
   Notes to Financial
      Statements ..........................................................   16
   Financial Highlights ...................................................   18
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies .....................................................   19
      Comparative Indices .................................................   19
      Investment Team
         Leaders ..........................................................   19
   Glossary ...............................................................   20


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

*   U.S. stocks posted mixed returns in a volatile first half of 2000.

* Small- and mid-cap stocks performed well, while large-cap stocks fell slightly.

* New Economy stocks (technology and telecommunications) soared early in the year, plunged in April and May, and then rebounded in June.

* During the tech sell-off, investors shifted into undervalued sectors of the market that had been languishing earlier in the year.

* Economic uncertainty and the speculative fervor surrounding New Economy stocks caused greater day-to-day volatility.

MANAGEMENT Q&A

* VP Income & Growth produced a negative return in the first half of 2000 and trailed its benchmark index, the S&P 500.

* The fund underperformed the S&P 500 because of weakness in large-cap value stocks and poor stock selection in several industries.

* The fund's semiconductor and computer hardware stocks posted strong returns, but stock selection within these industries hurt fund performance relative to the S&P 500.

* VP Income & Growth benefited from stock selection among health care, computer software, and defense/ aerospace companies.

* Telephone, home products, and retail stocks contributed negatively to fund performance.

[left margin]

                VP INCOME & GROWTH
    TOTAL RETURNS:              AS OF 6/30/00
       6 Months                        -3.58%*
       1 Year                           3.68%
    INCEPTION DATE:                  10/30/97
    NET ASSETS:                $614.3 million

* Not annualized.

See Total Returns on page 4.
Investment terms are defined in the Glossary on pages 20-21.


2      1-800-345-6488


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]
Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century

OVERVIEW

     Volatility was the watchword in the U.S. stock market during the first half of 2000. Uncertainty about the economy, inflation, and interest rates--along with the mood swings symptomatic of "dot-com fever"--led to wide fluctuations in the major stock indexes.

     Large-cap stocks posted slightly negative returns, while small- and mid-cap stocks fared better (see the table at right).

RUNNING WITH THE PACK

     After finishing 1999 at record highs, the major stock indexes stumbled out of the gate in 2000. However, technology and telecommunications stocks--also known as "New Economy" companies-- continued to soar, extending their phenomenal 1999 performance. Investors discarded "Old Economy" stocks and snapped up shares of dot-coms and other tech-oriented firms.

     This herd-like behavior pushed the Nasdaq Composite Index, which is dominated by tech stocks, up by nearly 25% from the end of 1999 to its peak on March 10, 2000. In contrast, the S&P 500 declined by 5%.

     But the speculative fervor surrounding New Economy stocks contributed to greater market volatility. Day-to-day swings of 2% or more in the major stock indexes became increasingly common as investors scurried from dot-com to dot-com, trying to latch on to the next Yahoo! or Amazon.

SHIFTING GEARS

     By March, disillusionment brought a sudden change in market sentiment. A series of interest rate increases by the Federal Reserve threatened to cool off the hot U.S. economy, which grew at its fastest rate in almost 16 years in the fourth quarter of 1999. In addition, concerns surfaced about sustainability and profitability in the New Economy, especially among electronic-commerce and other Internet-related companies.

     As a result, many investors began to turn away from high-flying growth stocks, seeking out opportunities in undervalued sectors of the market or sitting on the sidelines entirely. Between mid-March and late May, the Nasdaq fell 37%, including a record 25% plunge in the second week of April, while the S&P 500 edged 1% lower.

     After this deflation of the New Economy balloon, growth stocks staged a solid comeback in June. However, the market remained volatile amid mixed signals about the economy's strength and future Fed interest rate policy.

SMALL WONDERS

     After being left behind in 1998 and 1999, small- and mid-cap stocks attracted more attention during the first half of 2000, outperforming large-company stocks. Aggressive investors were especially fond of mid-cap stocks because they had the high growth potential of smaller companies and the ease of trading associated with larger stocks.

[right margin]

"DAY-TO-DAY SWINGS OF 2% OR MORE IN THE MAJOR STOCK INDEXES BECAME INCREASINGLY COMMON."

STOCK MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 2000
   S&P 500                   -0.42%
   S&P MIDCAP 400             9.06%
   S&P SMALLCAP 600           6.93%

These indices represent the performance of large-, medium-, and small-capitalization stocks.

[line graph - data below]

STOCK MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED JUNE 30, 2000

                  S&P 500       S&P MidCap 400   S&P SmallCap 600
12/31/99           $1.00            $1.00            $1.00
1/31/00            $0.95            $0.97            $0.97
2/29/00            $0.93            $1.04            $1.10
3/31/00            $1.02            $1.13            $1.06
4/30/00            $0.99            $1.09            $1.04
5/31/00            $0.97            $1.07            $1.01
6/30/00            $1.00            $1.09            $1.07

Source: Lipper Inc.

                                                 www.americancentury.com      3


VP Income & Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2000

                                          VP INCOME & GROWTH      S&P 500
================================================================================
6 MONTHS(1)                                    -3.58%             -0.42%
1 YEAR                                          3.68%              7.24%
================================================================================
AVERAGE ANNUAL RETURNS
LIFE OF FUND                                   18.05%             21.16%

The fund's inception date was 10/30/97.

(1)  Returns for periods less than one year are not annualized.

See pages 19-20 for information about returns and the comparative index.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 6/30/00
S&P 500               $16,697
VP Income & Growth    $15,563

              VP Income & Growth      S&P 500
DATE                VALUE              VALUE
10/30/97           $10,000            $10,000
11/30/97           $10,540            $10,590
12/31/97           $10,780            $10,772
1/31/98            $10,801            $10,892
2/28/98            $11,761            $11,677
3/31/98            $12,403            $12,275
4/30/98            $12,443            $12,399
5/31/98            $12,242            $12,186
6/30/98            $12,664            $12,680
7/31/98            $12,483            $12,545
8/31/98            $10,636            $10,733
9/30/98            $11,238            $11,418
10/31/98           $12,181            $12,347
11/30/98           $12,904            $13,097
12/31/98           $13,675            $13,851
1/31/99            $14,139            $14,430
2/28/99            $13,554            $13,981
3/31/99            $13,940            $14,541
4/30/99            $14,444            $15,103
5/31/99            $14,161            $14,747
6/30/99            $15,008            $15,567
7/31/99            $14,666            $15,080
8/31/99            $14,585            $15,006
9/30/99            $14,181            $14,595
10/31/99           $14,968            $15,518
11/30/99           $15,230            $15,837
12/31/99           $16,138            $16,766
1/31/00            $15,210            $15,925
2/29/00            $14,766            $15,624
3/31/00            $16,231            $17,152
4/30/00            $15,844            $16,635
5/31/00            $15,439            $16,294
6/30/00            $15,563            $16,697

$10,000 investment made 10/30/97

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500 is provided for comparison in each graph. VP Income & Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED JUNE 30)

             VP Income & Growth     S&P 500
DATE               RETURN            RETURN
6/30/98*           26.63%            26.79%
6/30/99            18.54%            22.75%
6/30/00             3.68%             7.24%

* From 10/30/97 (the fund's inception date) to 6/30/98.


4      1-800-345-6488


VP Income & Growth--Q&A
--------------------------------------------------------------------------------
[photo of John Schniedwind]    [photo of Kurt Borgwardt]

     An interview with John Schniedwind and Kurt Borgwardt, portfolio managers on the VP Income & Growth fund investment team.

HOW DID VP INCOME & GROWTH PERFORM DURING THE FIRST HALF OF 2000?

     The fund's six-month return of -3.58% reflected the general weakness of large-cap stocks. VP Income & Growth's performance benchmark, the S&P 500, returned -0.42%. (See the previous page for other fund performance comparisons.)

WHY DID THE FUND UNDERPERFORM THE  S&P 500?

     Part of the reason was the outperformance of growth stocks over value stocks in the large-cap market. We incorporate both growth and value measures into our stock selection process, but with a slight tilt toward value. This value bias hurt fund performance relative to the S&P 500--the S&P/BARRA Growth Index returned 2.63% in the first half of 2000, while the S&P/BARRA Value Index returned -4.07%.

     But the main reason we underperformed the index was stock selection. Our industry-neutral approach puts a heavy emphasis on the stock picking of our quantitative models, and unfortunately this worked against us during the six-month period.

CAN YOU TALK A LITTLE MORE ABOUT YOUR INDUSTRY-NEUTRAL APPROACH AND STOCK SELECTION PROCESS?

     "Industry neutral" means the fund's industry weightings typically match or come close to the industry weightings of the S&P 500. In other words, we're not making significant bets on technology, financials, or any other sector of the market.

     This approach increases the importance of our stock selection. We try to outperform the index by investing in the best-performing companies within each industry. We use a quantitative analytical model--basically a sophisticated computer program--that evaluates stocks and ranks them based on their growth prospects and their relative value.

     Ultimately, we try to own as many high-ranking stocks as we can, within limitations. These limitations include our industry-neutral positioning, as well as some controls that keep the fund's risk profile close to that of the S&P 500.

WERE THERE ANY SPECIFIC AREAS WHERE YOUR STOCK SELECTION WAS PROBLEMATIC?

     Some of the areas where our stock selection struggled the most were actually ones that contributed positively to the fund's overall return.

     Semiconductor stocks are a good example. As a group, the fund's semiconductor holdings returned about 50% in the first half of this year--the best industry return in the portfolio. This performance was driven by strong demand for personal computers, cellular phones, and other electronic devices requiring computer chips. The stock prices of several fund holdings, including Integrated Device Technology and Micron, more than doubled.

[right margin]

"THE FUND'S SIX-MONTH RETURN REFLECTED THE GENERAL WEAKNESS OF LARGE-CAP
STOCKS."

PORTFOLIO AT A GLANCE
                          6/30/00     12/31/99
NO. OF COMPANIES            284          279
MEDIAN P/E RATIO           27.4         23.5
PORTFOLIO TURNOVER        29%(1)       50%(2)

(1)  Six months ended 6/30/00.

(2)  Year ended 12/31/99.

Investment terms are defined in the Glossary on pages 20-21.


                                                 www.americancentury.com      5


VP Income & Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     However, the semiconductor stocks in the S&P 500 returned almost 60% as a group. VP Income & Growth's underweights in the two largest semiconductor companies, Intel (up 62% during the period) and Texas Instruments (up 42%), hurt fund performance relative to the index. Our models downgraded these two stocks because of their extremely high prices.

HOW DID THE FUND FARE IN THE REST OF THE TECHNOLOGY SECTOR?

     Electrical equipment stocks produced solid returns, especially in the first quarter. Our best performers included Scientific-Atlanta (up 166%), which was a fund overweight for most of the period, and Corning (up 110%).
Scientific-Atlanta makes set-top boxes that connect digital cable and the Internet to a TV or computer, while Corning manufactures glass components for fiber-optic telecommunications networks.

     Computer hardware stocks also performed well thanks to increased PC demand, but our stock selection hurt us in this area. Although we made some good decisions among the larger computer makers--overweights in Hewlett-Packard (up 38%) and Apple (up 2%), underweights in Gateway (down 21%) and Dell Computer (down 3%)--these were overshadowed by heavy weightings in Adaptec (down 54%) and Electronics For Imaging (down 56%).

     The opposite occurred in the fund's computer software holdings--overall performance was weak, but our stock selection was favorable. We were overweight Adobe (up 93%), which produces the leading desktop-publishing and photography software, and we were underweight BMC Software (down 54%) and Parametric Technology (down 59%), both of which reported disappointing earnings.

     The anti-trust trial and proposed break-up of the biggest software company of all, Microsoft (down 31%), weighed heavily on its stock price and the fund's performance. We shifted to an underweight position in Microsoft relative to the S&P 500, but it remained one of the fund's largest holdings.

WHAT OTHER SECTORS OF THE MARKET HAD THE BIGGEST IMPACT ON FUND PERFORMANCE?

     On the positive side, health care was VP Income & Growth's best sector, especially in the second quarter. This included our holdings among drug, medical products, and medical services stocks.

     Evidence of a slower U.S. economy boosted demand for drug stocks, which tend to produce steady profit growth regardless of economic conditions. The large drug stocks were also considered a safety play for investors as they rotated out of technology stocks in the second quarter.

     Among pharmaceutical firms, the fund benefited from an overweight in Pfizer (up 50%). The company completed the acquisition of one of its biggest competitors, Warner-Lambert, creating the world's largest pharmaceuticals company.

     Our stock selection among defense and aerospace stocks was significantly positive. The fund was overweight in Northrop Grumman (up 25%), which sold many of its low-profit businesses and saw increased orders for its airplanes. In addition, we were underweight in Honeywell (down 41%) and Raytheon (down 27%).

[left margin]

"WE SHIFTED TO AN UNDERWEIGHT POSITION IN MICROSOFT RELATIVE TO THE S&P 500, BUT IT REMAINED ONE OF THE FUND'S LARGEST HOLDINGS."

TOP TEN HOLDINGS
                          % OF FUND INVESTMENTS
                           AS OF         AS OF
                          6/30/00       12/31/99
GENERAL ELECTRIC CO.
     (U.S.)                4.2%           3.2%
CISCO SYSTEMS INC.         3.3%           2.5%
PFIZER, INC.               3.2%           1.3%
INTEL CORP.                3.0%           1.3%
MICROSOFT CORP.            2.9%           4.8%
CITIGROUP INC.             2.4%           1.5%
ORACLE CORP.               1.9%           1.0%
JOHNSON & JOHNSON          1.7%           1.1%
MERCK & CO., INC.          1.7%           1.1%
EXXON MOBIL CORP.          1.6%           1.3%


6          1-800-345-6488


VP Income & Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT ABOUT HOLDINGS THAT DETRACTED FROM FUND PERFORMANCE?

     Telephone stocks declined across the board. They went through a sizable correction after a huge run-up in 1999. The good news is that we were underweight in two of the worst performers, AT&T (down 37%) and Global Crossing (down 47%).

     In addition, home products companies contributed negatively to fund performance. The biggest damage was done by Procter & Gamble (down 47%), which posted disappointing earnings in two consecutive quarters.

     Retailers, from department stores to home improvement warehouses, were also weak performers. Clothing stores like Abercrombie & Fitch (down 54%) and American Eagle Outfitters (down 69%) were trounced because of concerns about declining popularity and market share among teenagers. Fortunately, these stocks were a fairly small part of the portfolio.

LOOKING AHEAD, WHAT DO YOU SEE IN STORE FOR THE U.S. STOCK MARKET FOR THE REST OF THE YEAR?

     The performance of the stock market during the second half of 2000 will hinge on how successful the Federal Reserve is in achieving a "soft landing" -- slowing the economy to a moderate, sustainable growth rate while keeping a lid on inflation.

     So far, the economy has remained healthy, but we're finally starting to see some evidence that the Fed's six interest rate increases in the past year are slowing things down.

     If the Fed pulls this off successfully, as it did in 1995, it would be positive for the stock market. If the Fed is unsuccessful--either by failing to stay ahead of the inflation curve or tightening the screws too hard, causing a recession--stocks could weaken along with corporate earnings.

     We're not likely to see greater market volatility than in the first half of the year--that would be hard to imagine--but we don't think it will go away any time soon, either.

WHAT ARE YOUR PLANS FOR VP INCOME & GROWTH IN THE COMING MONTHS?

     We'll keep following the same disciplined, quantitative approach, seeking out what our models indicate are the best companies in each industry of the market.

     Although the fund mainly focuses on large-company stocks, our models pick from a universe of more than 1,500 companies, so we typically hold a number of smaller-cap stocks. In general, small-cap stocks performed better than large-caps in the first half of the year, and we still like the prospects for small-caps going forward.

[right margin]

"THE PERFORMANCE OF THE STOCK MARKET DURING THE SECOND HALF OF 2000 WILL HINGE ON HOW SUCCESSFUL THE FEDERAL RESERVE IS IN ACHIEVING A 'SOFT LANDING.'"

5 LARGEST OVERWEIGHTS
COMPARED WITH THE S&P 500 (AS OF 6/30/00)
                            % OF              % OF
                           FUND'S              S&P
                           STOCKS              500
SEARS, ROEBUCK & CO.        1.08%             0.09%
OCCIDENTAL PETROLEUM
     CORP.                  1.04%             0.06%
KERR-MCGEE CORP.            1.01%             0.04%
FLEET BOSTON FINANCIAL
     CORP.                  1.11%             0.25%
CITIGROUP INC.              2.44%             1.63%

5 LARGEST UNDERWEIGHTS
COMPARED WITH THE S&P 500 (AS OF 6/30/00)
                            % OF              % OF
                           FUND'S              S&P
                           STOCKS              500
LUCENT TECHNOLOGIES
     INC.                   0.12%             1.54%
AMERICAN
     INTERNATIONAL GROUP,
     INC.                   0.31%             1.45%
COCA-COLA CO.               0.05%             1.14%
WAL-MART STORES, INC.       1.28%             2.06%
AMERICAN HOME
     PRODUCTS CORP.          0%               0.61%


                                                 www.americancentury.com      7


VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.1%
AIRLINES -- 0.1%
                    5,400  AMR Corp.(1)                            $    142,762
                    5,800  Delta Air Lines Inc.                         293,262
                                                                   ------------
                                                                         436,024
                                                                   ------------
ALCOHOL -- 0.4%
                   29,700  Anheuser-Busch Companies, Inc.             2,218,219
                                                                   ------------
APPAREL & TEXTILES -- 0.1%
                   18,800  Liz Claiborne, Inc.                          662,700
                    8,400  Reebok International Ltd.(1)                 133,875
                                                                   ------------
                                                                         796,575
                                                                   ------------
BANKS -- 6.1%
                  174,000  Bank of America Corp.                      7,482,000
                  104,750  Chase Manhattan Corp.                      4,825,047
                  248,700  Citigroup Inc.                            14,984,175
                    3,600  City National Corp.                          127,800
                   21,700  First Union Corp.                            538,431
                  199,700  Fleet Boston Financial Corp.               6,789,800
                   19,400  PNC Bank Corp.                               909,375
                   23,000  Silicon Valley Bancshares(1)                 981,094
                   54,100  UnionBanCal Corp.                          1,004,231
                                                                   ------------
                                                                      37,641,953
                                                                   ------------
CHEMICALS -- 1.7%
                  142,500  Dow Chemical Co.                           4,301,719
                    8,700  du Pont (E.I.) de Nemours & Co.              380,625
                   31,500  Engelhard Corp.                              537,469
                   45,600  Minnesota Mining &
                              Manufacturing Co.                       3,762,000
                   57,200  Sherwin-Williams Co.                       1,211,925
                                                                   ------------
                                                                      10,193,738
                                                                   ------------
CLOTHING STORES -- 0.5%
                  106,800  Limited, Inc. (The)                        2,309,550
                   11,800  Talbots, Inc.                                648,262
                                                                   ------------
                                                                       2,957,812
                                                                   ------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 5.3%
                   20,500  Adaptec, Inc.(1)                             467,016
                   11,400  Advanced Digital
                              Information Corp.(1)                      181,331
                   69,000  Apple Computer, Inc.(1)                    3,611,719
                    3,500  Compaq Computer Corp.                         89,469
                  104,900  Dell Computer Corp.(1)                     5,176,159
                   19,600  Diebold, Inc.                                546,350
                   10,000  Electronics for Imaging, Inc.(1)             252,500
                   60,900  EMC Corp. (Mass.)(1)                       4,685,494
                    4,400  Gateway Inc.(1)                              249,700
                   54,100  Hewlett-Packard Co.                        6,755,738
                   13,500  Network Appliances, Inc.(1)                1,086,328
                   24,200  Pitney Bowes Inc.                            968,000
                    5,800  Seagate Technology, Inc.(1)                  319,000

Shares                                                                Value
--------------------------------------------------------------------------------

                   84,400  Sun Microsystems, Inc.(1)               $  7,677,762
                    7,500  Xerox Corp.                                  155,625
                                                                   ------------
                                                                      32,222,191
                                                                   ------------
COMPUTER SOFTWARE -- 6.9%
                    7,400  Adobe Systems Inc.                           961,306
                    2,700  BEA Systems, Inc.(1)                         133,397
                   36,400  Computer Associates
                              International, Inc.                     1,863,225
                   68,000  International Business Machines
                              Corp.                                   7,450,250
                  219,100  Microsoft Corp.(1)                        17,521,153
                  137,700  Oracle Corp.(1)                           11,571,103
                    4,900  Siebel Systems, Inc.(1)                      801,609
                   19,200  Sybase, Inc.(1)                              442,200
                   13,300  Veritas Software Corp.(1)                  1,502,484
                                                                   ------------
                                                                      42,246,727
                                                                   ------------
CONSTRUCTION & REAL PROPERTY -- 0.1%
                    3,100  Centex Corp.                                  72,850
                    3,200  Mastec, Inc.(1)                              122,200
                   14,000  USG Corp.                                    425,250
                                                                   ------------
                                                                         620,300
                                                                   ------------
CONSUMER DURABLES -- 0.3%
                   35,100  Whirlpool Corp.                            1,636,538
                                                                   ------------
DEFENSE/AEROSPACE -- 1.3%
                   82,800  Boeing Co.                                 3,462,075
                   72,900  Northrop Grumman Corp.                     4,829,625
                                                                   ------------
                                                                       8,291,700
                                                                   ------------
DEPARTMENT STORES -- 2.9%
                       93,400 Federated Department Stores,
                              Inc.(1)                                 3,152,250
                  204,100  Sears, Roebuck & Co.                       6,658,762
                  136,700  Wal-Mart Stores, Inc.                      7,877,338
                                                                   ------------
                                                                      17,688,350
                                                                   ------------
DRUGS -- 7.9%
                    9,400  Allergan, Inc.                               700,300
                    2,500  Andrx Corp.(1)                               159,766
                  102,700  Bristol-Myers Squibb Co.                   5,982,275
                    6,100  Cardinal Health, Inc.                        451,400
                    7,100  Elan Corp., plc ADR(1)                       343,906
                   19,900  Jones Pharma Inc.                            794,134
                   37,100  Lilly (Eli) & Co.                          3,705,362
                  135,400  Merck & Co., Inc.                         10,375,025
                  408,300  Pfizer, Inc.                              19,598,400
                  121,300  Schering-Plough Corp.                      6,125,650
                                                                   ------------
                                                                      48,236,218
                                                                   ------------
ELECTRICAL EQUIPMENT -- 7.5%
                   40,500  AVX Corp.                                    928,969
                    8,200  Cabletron Systems, Inc.(1)                   207,050
                  322,000  Cisco Systems Inc.(1)                     20,457,061
                   11,600  Corning Inc.                               3,130,550
                   24,900  Credence Systems Corp.(1)                  1,373,391


8      1-800-345-6488                         See Notes to Financial Statements


VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
JUNE 30, 2000 (UNAUDITED)

Shares                                                                Value
--------------------------------------------------------------------------------

                   29,200  Eaton Corp.                             $  1,956,400
                   55,400  KEMET Corp.(1)                             1,388,462
                   28,200  KLA-Tencor Corp.(1)                        1,652,344
                   13,400  LTX Corp.(1)                                 468,581
                   12,100  Lucent Technologies Inc.                     716,925
                   76,000  Motorola, Inc.                             2,208,750
                    5,600  Nokia Corp. Cl A ADR                         279,650
                  116,800  Nortel Networks Corp.                      7,971,600
                   21,900  Scientific-Atlanta, Inc.                   1,631,550
                   28,900  Sensormatic Electronics Corp.(1)             456,981
                    1,300  Technitrol, Inc.                             125,938
                   30,400  Vishay Intertechnology, Inc.(1)            1,153,300
                                                                   ------------
                                                                      46,107,502
                                                                   ------------
ELECTRICAL UTILITIES -- 2.6%
                   20,800  Ameren Corp.                                 702,000
                    9,600  Calpine Corp.(1)                             631,200
                    2,125  Conectiv, Inc. Cl A                           51,797
                    3,000  Consolidated Edison, Inc.                     88,875
                    9,200  Constellation Energy Group                   299,575
                   26,800  Duke Energy Corp.                          1,510,850
                   17,900  Edison International                         366,950
                   32,800  GPU Inc.                                     887,650
                   48,700  Minnesota Power & Light Co.                  843,119
                   82,500  PG&E Corp.                                 2,031,562
                    6,200  PP&L Resources, Inc.                         136,012
                   69,700  Public Service Enterprise Group
                              Inc.                                    2,413,362
                  118,900  Reliant Energy, Inc.                       3,514,981
                   23,868  Sempra Energy                                405,756
                   30,700  Texas Utilities Co.                          905,650
                   29,400  Unicom Corp.                               1,137,412
                                                                   ------------
                                                                      15,926,751
                                                                   ------------
ENERGY RESERVES & PRODUCTION -- 5.7%
                    8,900  Amerada Hess Corp.                           549,575
                   77,600  Chevron Corp.                              6,581,450
                  126,200  Exxon Mobil Corp.                          9,906,700
                  105,500  Kerr-McGee Corp.                           6,217,906
                  303,900  Occidental Petroleum Corp.                 6,400,894
                   17,500  Phillips Petroleum Co.                       887,031
                   72,200  Royal Dutch Petroleum Co.
                              New York Shares                         4,444,812
                                                                   ------------
                                                                      34,988,368
                                                                   ------------
ENTERTAINMENT -- 0.3%
                   12,500  Pixar, Inc.(1)                               441,016
                   25,000  Viacom, Inc. Cl B(1)                       1,704,688
                                                                   ------------
                                                                       2,145,704
                                                                   ------------
EQUITY REAL ESTATE
INVESTMENT TRUST -- 0.2%
                   33,700  CarrAmerica Realty Corp.                     893,050
                    5,500  Spieker Properties, Inc.                     259,875
                                                                   ------------
                                                                       1,152,925
                                                                   ------------

Shares                                                                Value
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 6.6%
                    8,100  AmeriCredit Corp.(1)                    $    137,700
                   13,500  Block (H & R), Inc.                          437,062
                   93,700  Fannie Mae                                 4,889,969
                   17,200  Gallagher (Arthur J.) & Co.                  722,400
                  480,200  General Electric Co. (U.S.)               25,450,600
                        7,500 Marsh & McLennan Companies,
                              Inc.                                      783,281
                   12,200  MBNA Corp.                                   330,925
                   44,250  Metris Companies Inc.                      1,111,781
                   10,100  Providian Financial Corp.                    909,000
                   37,300  Standard and Poor's 500
                              Depositary Receipt                      5,418,991
                                                                   ------------
                                                                      40,191,709
                                                                   ------------
FOOD & BEVERAGE -- 2.9%
                   10,300  Archer-Daniels-Midland Co.                   101,069
                    2,100  Bestfoods                                    145,425
                    5,200  Coca-Cola Company (The)                      298,675
                  179,600  ConAgra, Inc.                              3,423,625
                    3,100  Heinz (H.J.) Co.                             135,625
                   17,200  Hormel Foods Corp.                           289,175
                   46,500  IBP, Inc.                                    717,844
                   13,100  Keebler Foods Co.                            486,338
                   35,000  Kellogg Co.                                1,041,250
                   69,000  PepsiCo, Inc.                              3,066,188
                   62,800  Quaker Oats Co. (The)                      4,717,850
                  146,100  Supervalu Inc.                             2,785,031
                    6,400  SYSCO Corp.                                  269,600
                    8,567  Unilever N.V. New York Shares                368,381
                                                                   ------------
                                                                      17,846,076
                                                                   ------------
FOREST PRODUCTS & PAPER -- 0.7%
                   34,609  International Paper Co.                    1,031,781
                   24,300  Temple-Inland Inc.                         1,020,600
                   38,900  Westvaco Corp.                               965,206
                   27,500  Weyerhaeuser Co.                           1,182,500
                                                                   ------------
                                                                       4,200,087
                                                                   ------------
GAS & WATER UTILITIES -- 0.1%
                   14,400  Keyspan Energy Corp.                         442,800
                                                                   ------------
GOLD -- 0.1%
                   24,500  Barrick Gold Corp.                           445,594
                   28,300  Placer Dome Inc.                             270,619
                                                                   ------------
                                                                         716,213
                                                                   ------------
GROCERY STORES -- 0.2%
                   19,100  Great Atlantic & Pacific Tea Co.,
                              Inc. (The)                                317,538
                   20,800  Safeway Inc.(1)                              938,600
                                                                   ------------
                                                                       1,256,138
                                                                   ------------
HEAVY ELECTRICAL EQUIPMENT -- 1.0%
                   13,200  Cooper Industries, Inc.                      429,825
                   59,600  Cummins Engine Company, Inc.               1,624,100


See Notes to Financial Statements               www.americancentury.com      9


VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
JUNE 30, 2000 (UNAUDITED)

Shares                                                                Value
--------------------------------------------------------------------------------

                   86,200  Dover Corp.                             $  3,496,488
                   17,100  Rockwell International Corp.                 538,650
                                                                   ------------
                                                                       6,089,063
                                                                   ------------
HOME PRODUCTS -- 1.6%
                    4,700  Alberto-Culver Company Cl B                  143,644
                   11,700  Avon Products, Inc.                          520,650
                   14,400  Church & Dwight Co., Inc.                    259,200
                   33,300  Colgate-Palmolive Co.                      1,993,838
                    9,400  Fortune Brands, Inc.                         216,788
                   12,800  International Flavors & Fragrances
                              Inc.                                      386,400
                   40,900  National Service Industries, Inc.            797,550
                   54,700  Procter & Gamble Co. (The)                 3,131,575
                   26,400  Ralston Purina Co.                           526,350
                   70,800  Tupperware Corp.                           1,557,600
                                                                   ------------
                                                                       9,533,595
                                                                   ------------
HOTELS(2)
                    4,400  Anchor Gaming(1)                             211,062
                                                                   ------------
INDUSTRIAL PARTS -- 0.6%
                   18,800  Briggs & Stratton Corp.                      643,900
                    6,600  Caterpillar Inc.                             223,575
                   19,900  Illinois Tool Works Inc.                   1,134,300
                   17,600  ITT Industries, Inc.                         534,600
                   46,400  Pall Corp.                                   858,400
                   20,300  Stanley Works (The)                          482,125
                                                                   ------------
                                                                       3,876,900
                                                                   ------------
INDUSTRIAL SERVICES -- 0.4%
                   37,200  Hertz Corp. Cl A                           1,043,925
                    9,600  Manpower Inc.                                307,200
                   48,100  Viad Corp                                  1,310,725
                                                                   ------------
                                                                       2,661,850
                                                                   ------------
INFORMATION SERVICES -- 1.1%
                    6,400  Automatic Data Processing, Inc.              342,800
                        3,400 Diamond Technology Partners
                              Inc.(1)                                   299,094
                    3,500  Dun & Bradstreet Corp. (The)                 100,188
                   52,400  Electronic Data Systems Corp.              2,161,500
                   10,000  Galileo International, Inc.                  208,750
                   56,100  MarchFirst, Inc.(1)                        1,025,578
                    6,400  Omnicom Group Inc.                           570,000
                    2,600  Proxicom, Inc.(1)                            124,394
                    9,400  TMP Worldwide Inc.(1)                        693,544
                   27,600  True North Communications Inc.             1,214,400
                                                                   ------------
                                                                       6,740,248
                                                                   ------------
INTERNET -- 1.5%
                  110,700  America Online Inc.(1)                     5,839,425
                    2,600  InfoSpace, Inc.(1)                           143,731
                   24,500  Yahoo! Inc.(1)                             3,035,703
                                                                   ------------
                                                                       9,018,859
                                                                   ------------

Shares                                                                Value
--------------------------------------------------------------------------------
LEISURE -- 0.4%
                   46,800  Brunswick Corp.                         $    775,125
                   25,700  Eastman Kodak Co.                          1,529,150
                                                                   ------------
                                                                       2,304,275
                                                                   ------------
LIFE & HEALTH INSURANCE -- 1.5%
                    2,100  American General Corp.                       128,100
                   51,100  CIGNA Corp.                                4,777,850
                  100,400  Lincoln National Corp.                     3,626,950
                   31,900  MetLife, Inc.(1)                             671,894
                    4,200  Torchmark Corp.                              103,688
                                                                   ------------
                                                                       9,308,482
                                                                   ------------
MEDIA -- 2.6%
                   71,400  Comcast Corp. Cl A(1)                      2,893,931
                  175,400  Disney (Walt) Co.                          6,807,712
                   22,800  Gannett Co., Inc.                          1,363,725
                    7,800  Hispanic Broadcasting Corp.(1)               258,375
                   22,100  MediaOne Group Inc.(1)                     1,465,534
                   19,900  Time Warner Inc.                           1,512,400
                   50,300  Tribune Co.                                1,760,500
                                                                   ------------
                                                                      16,062,177
                                                                   ------------
MEDICAL PRODUCTS & SUPPLIES -- 2.9%
                   22,100  Bard (C.R.), Inc.                          1,063,562
                   27,200  Bausch & Lomb Inc. Cl A                    2,104,600
                   20,400  Baxter International, Inc.                 1,434,375
                    3,200  Beckman Coulter Inc.                         186,800
                    8,000  Cytyc Corp.(1)                               426,750
                  103,000  Johnson & Johnson                         10,493,125
                   53,900  Mallinckrodt Inc.                          2,341,281
                                                                   ------------
                                                                      18,050,493
                                                                   ------------
MEDICAL PROVIDERS & SERVICES -- 0.6%
                   38,600  Oxford Health Plans, Inc.(1)                 919,162
                    4,200  PacifiCare Health Systems, Inc.(1)           252,656
                   28,100  United HealthCare Corp.                    2,409,575
                                                                   ------------
                                                                       3,581,393
                                                                   ------------
MINING & METALS -- 0.4%
                   14,500  Alcan Aluminium Ltd.                         449,500
                    4,000  Alcoa Inc.                                   116,000
                   19,400  Ball Corp.                                   624,438
                   19,000  Nucor Corp.                                  630,562
                    4,400  USX-U.S. Steel Group                          81,675
                   33,400  Worthington Industries, Inc.                 350,700
                                                                   ------------
                                                                       2,252,875
                                                                   ------------
MOTOR VEHICLES & PARTS -- 1.3%
                  104,500  Ford Motor Co.                             4,493,500
                   39,600  General Motors Corp.                       2,299,275
                    6,600  Johnson Controls, Inc.                       338,662
                   14,600  PACCAR Inc.                                  579,438
                   13,682  Visteon Corp.(1)                             165,894
                                                                   ------------
                                                                       7,876,769
                                                                   ------------


10      1-800-345-6488                        See Notes to Financial Statements


VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
JUNE 30, 2000 (UNAUDITED)

Shares                                                                Value
--------------------------------------------------------------------------------
MULTI-INDUSTRY -- 0.4%
                   46,900  Tyco International Ltd.                 $  2,221,888
                                                                   ------------
OIL REFINING -- 0.6%
                    7,700  Texaco Inc.                                  410,025
                  131,100  Ultramar Diamond Shamrock Corp.            3,252,919
                                                                   ------------
                                                                       3,662,944
                                                                   ------------
OIL SERVICES -- 0.5%
                   18,500  BJ Services Co.(1)                         1,156,250
                    9,500  Ensco International Inc.                     340,219
                   11,600  Noble Drilling Corp.(1)                      477,775
                   32,400  Tidewater Inc.                             1,166,400
                                                                   ------------
                                                                       3,140,644
                                                                   ------------
PROPERTY & CASUALTY INSURANCE -- 1.3%
                   22,800  Ambac Financial Group, Inc.                1,249,725
                   16,200  American International Group, Inc.         1,903,500
                    2,600  Hartford Financial Services Group
                              Inc. (The)                                145,438
                   27,700  MGIC Investment Corp.                      1,260,350
                   37,500  PMI Group, Inc. (The)                      1,781,250
                   34,400  Radian Group Inc.                          1,780,200
                                                                   ------------
                                                                       8,120,463
                                                                   ------------
PUBLISHING -- 0.3%
                   55,600  Deluxe Corp.                               1,310,075
                   11,100  Knight-Ridder, Inc.                          590,381
                                                                   ------------
                                                                       1,900,456
                                                                   ------------
RAILROADS -- 0.1%
                       19,400 Burlington Northern Santa Fe
                              Corp.                                     444,988
                    9,500  Union Pacific Corp.                          353,281
                                                                   ------------
                                                                         798,269
                                                                   ------------
RESTAURANTS -- 0.3%
                   13,100  Brinker International, Inc.(1)               383,175
                   60,100  Darden Restaurants, Inc.                     976,625
                   26,800  Tricon Global Restaurants Inc.(1)            757,100
                                                                   ------------
                                                                       2,116,900
                                                                   ------------
SECURITIES & ASSET MANAGEMENT -- 1.8%
                    5,400  AXA Financial, Inc.                          183,600
                   26,700  Lehman Brothers Holdings Inc.              2,524,819
                   12,800  Merrill Lynch & Co., Inc.                  1,472,000
                   84,200  Morgan Stanley Dean Witter & Co.           7,009,650
                                                                   ------------
                                                                      11,190,069
                                                                   ------------
SEMICONDUCTOR -- 6.5%
                    4,444  Advanced Energy Industries, Inc.(1)          261,918
                   11,500  Advanced Micro Devices, Inc.(1)              888,375
                   15,070  Agilent Technologies, Inc.(1)              1,111,412
                   15,800  Analog Devices, Inc.(1)                    1,200,800
                   45,600  Applied Materials, Inc.(1)                 4,133,925
                   17,000  Asyst Technologies, Inc.(1)                  579,062
                   15,400  Conexant Systems, Inc.(1)                    750,269
                   12,000  Cypress Semiconductor Corp.(1)               507,000

Shares                                                                Value
--------------------------------------------------------------------------------

                   33,800  Integrated Device Technology,
                              Inc.(1)                              $  2,028,000
                  139,500  Intel Corp.                               18,645,047
                    6,000  International Rectifier Corp.(1)             336,000
                   26,600  Kulicke & Soffa Industries, Inc.(1)        1,575,219
                   28,700  Lam Research Corp.(1)                      1,077,147
                   11,800  National Semiconductor Corp.(1)              669,650
                    8,600  PerkinElmer, Inc.                            568,675
                    5,700  SanDisk Corp.(1)                             348,947
                   20,400  Teradyne, Inc.(1)                          1,499,400
                   54,400  Texas Instruments Inc.                     3,736,600
                      1,500 Varian Semiconductor Equipment
                              Associates, Inc.(1)                        94,266
                                                                   ------------
                                                                      40,011,712
                                                                   ------------
SPECIALTY STORES -- 1.7%
                   12,300  Best Buy Co., Inc.(1)                        777,975
                   28,500  Circuit City Stores-Circuit City
                              Group                                     945,844
                   92,000  Home Depot, Inc.                           4,594,250
                    1,800  Insight Enterprises, Inc.(1)                 106,819
                   18,600  Lowe's Companies, Inc.                       763,762
                   12,900  Michaels Stores, Inc.(1)                     591,384
                    7,700  RadioShack Corp.                             364,788
                   15,000  Tiffany & Co.                              1,012,500
                   34,600  Zale Corp.(1)                              1,262,900
                                                                   ------------
                                                                      10,420,222
                                                                   ------------
TELEPHONE -- 6.2%
                  104,300  AT&T Corp.                                 3,298,488
                  105,800  Bell Atlantic Corp.                        5,375,963
                  167,200  BellSouth Corp.                            7,126,900
                    7,700  Dycom Industries, Inc.(1)                    354,200
                   56,200  GTE Corp.                                  3,498,450
                  166,900  SBC Communications Inc.                    7,218,425
                   71,900  Sprint Corp.                               3,666,900
                   23,700  U S WEST, Inc.                             2,032,275
                  121,000  WorldCom, Inc.(1)                          5,554,656
                                                                   ------------
                                                                      38,126,257
                                                                   ------------
THRIFTS -- 0.2%
                   50,700  GreenPoint Financial Corp.                   950,625
                                                                   ------------
TOBACCO -- 0.5%
                  102,000  Philip Morris Companies Inc.               2,709,375
                   48,600  UST Inc.                                     713,812
                                                                   ------------
                                                                       3,423,187
                                                                   ------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.1%
                    8,200  FDX Corp.(1)                                 311,600
                    3,300  United Parcel Service, Inc. Cl B             194,700
                                                                   ------------
                                                                         506,300
                                                                   ------------
WIRELESS TELECOMMUNICATIONS -- 1.2%
                   13,300  ALLTEL Corp.                                 823,769
                   42,400  Nextel Communications, Inc.(1)             2,593,025
                   35,300  QUALCOMM Inc.(1)                           2,116,897


See Notes to Financial Statements              www.americancentury.com      11


VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
JUNE 30, 2000 (UNAUDITED)

Shares                                                                Value
--------------------------------------------------------------------------------

                   24,700  Sprint PCS(1)                           $  1,469,650
                    3,700  Telephone & Data Systems, Inc.               370,925
                                                                   ------------
                                                                       7,374,266
                                                                   ------------
TOTAL COMMON STOCKS                                                 601,692,861
                                                                   ------------
   (Cost $545,765,855)

EQUITY-LINKED DEBT SECURITIES -- 0.1%
SECURITIES & ASSET MANAGEMENT
                    6,793  Morgan Stanley Group, 8.00%,
                              4/30/02, EMC Corp. (Mass.),
                              PERQS                                     173,222
                   29,800  Morgan Stanley Group, 6.00%,
                              5/30/02 Home Depot, Inc.,
                              PERQS                                     379,950
                                                                   ------------
TOTAL EQUITY-LINKED DEBT SECURITIES                                     553,172
                                                                   ------------
   (Cost $575,830)

TEMPORARY CASH INVESTMENTS -- 1.8%*
    Repurchase Agreement, Morgan Stanley Group,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 6.40%, dated 6/30/00,
       due 7/3/00 (Delivery value $10,805,760)                       10,800,000
                                                                   ------------
   (Cost $10,800,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $613,046,033
                                                                   ============
   (Cost $557,141,685)

FUTURES CONTRACTS

                   Expiration          Underlying Face         Unrealized
   Purchased          Date             Amount at Value            Loss
--------------------------------------------------------------------------------
  20 S&P 500       September
    Futures           2000               $7,357,500             $(41,725)
                                     ==========================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

PERQS = Performance Equity-Linked Redemption Quarterly-Pay Securities

(1) Non-income producing.

(2) Industry is less than 0.05% of total investment securities.

* Futures contracts typically are based on a stock index, such as the S&P 500, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund can have full exposure to stocks and have easy access to the money. Temporary cash investments, less the required reserves for futures contracts, are 0.6%.


12      1-800-345-6488                        See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

JUNE 30, 2000 (UNAUDITED)

ASSETS
Investment securities, at value
  (identified cost of $557,141,685)
  (Note 3) ...............................................        $ 613,046,033
Cash .....................................................              915,418
Receivable for investments sold ..........................              574,747
Receivable for variation margin
  on futures contracts ...................................               66,710
Dividends and interest receivable ........................              629,325
                                                                  -------------
                                                                    615,232,233
                                                                  -------------

LIABILITIES
Payable for investments purchased ........................              629,195
Accrued management fees (Note 2) .........................              350,706
Payable for directors' fees and expenses .................                  248
                                                                  -------------
                                                                        980,149
                                                                  -------------

Net Assets ...............................................        $ 614,252,084
                                                                  =============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized ...............................................          200,000,000
                                                                  =============
Outstanding ..............................................           80,060,209
                                                                  =============
Net Asset Value Per Share ................................        $        7.67
                                                                  =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ..................        $ 572,329,934
Undistributed net investment income ......................            2,520,967
Accumulated net realized loss
  on investment transactions .............................          (16,461,440)
Net unrealized appreciation
  on investments (Note 3) ................................           55,862,623
                                                                  -------------
                                                                  $ 614,252,084
                                                                  =============


See Notes to Financial Statements              www.americancentury.com      13


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends (net of foreign taxes
  withheld of $10,564) .................................           $  3,698,761
Interest ...............................................                693,016
                                                                   ------------
                                                                      4,391,777
                                                                   ------------

Expenses (Note 2):
Management fees ........................................              1,859,001
Directors' fees and expenses ...........................                  1,692
                                                                   ------------
                                                                      1,860,693
                                                                   ------------
Net investment income ..................................              2,531,084
                                                                   ------------

REALIZED AND UNREALIZED
LOSS ON INVESTMENTS (NOTE 3)
Net realized loss on investments .......................             (6,447,805)
Change in net unrealized
  appreciation on investments ..........................            (12,609,025)
                                                                   ------------

Net realized and unrealized
  loss on investments ..................................            (19,056,830)
                                                                   ------------

Net Decrease in Net Assets
  Resulting from Operations ............................           $(16,525,746)
                                                                   ============


14      1-800-345-6488                        See Notes to Financial Statements


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 1999

Increase in Net Assets                               2000              1999

OPERATIONS
Net investment income ......................    $   2,531,084     $   2,869,694
Net realized loss on investments ...........       (6,447,805)       (8,621,094)
Change in net unrealized
  appreciation on investments ..............      (12,609,025)       57,270,882
                                                -------------     -------------
Net increase (decrease) in net assets
  resulting from operations ................      (16,525,746)       51,519,482
                                                -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .................       (2,863,132)          (33,729)
                                                -------------     -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..................      722,255,995       351,738,457
Proceeds from reinvestment
  of distributions .........................        2,863,132            33,729
Payments for shares redeemed ...............     (550,588,607)      (53,773,369)
                                                -------------     -------------
Net increase in net assets from
  capital share transactions ...............      174,530,520       297,998,817
                                                -------------     -------------

Net increase in net assets .................      155,141,642       349,484,570

NET ASSETS
Beginning of period ........................      459,110,442       109,625,872
                                                -------------     -------------
End of period ..............................    $ 614,252,084     $ 459,110,442
                                                =============     =============

Undistributed net investment income ........    $   2,520,967     $   2,856,827
                                                =============     =============

TRANSACTIONS IN SHARES OF THE FUNDS
Sold .......................................       93,924,031        48,627,922
Issued in reinvestment of distributions ....          384,313             4,853
Redeemed ...................................      (71,648,766)       (7,390,601)
                                                -------------     -------------
Net increase ...............................       22,659,578        41,242,174
                                                =============     =============


See Notes to Financial Statements              www.americancentury.com      15


Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. VP Income & Growth Fund (the fund) is one of the six series of funds issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is dividend growth, current income and capital appreciation through investment in common stocks. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are expected to be declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At December 31, 1999, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $5,056,016 (expiring in 2006 through 2007) which may be used to offset future taxable gains.

    For the two-month period ended December 31, 1999, the fund incurred net capital losses of $1,636,287. The fund has elected to treat such losses as having been incurred in the following fiscal year.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is a distributor of the corporation. Certain officers of FDI are also officers of the corporation.


16      1-800-345-6488


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annual management fee for the fund is 0.70%.

    Effective March 13, 2000, American Century Investment Services, Inc. (ACIS), became a distributor of the corporation.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, a distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the six monthes ended June 30, 2000, were $335,552,791 and $150,998,080, respectively.

    As of June 30, 2000, accumulated net unrealized appreciation was $53,365,149 based on the aggregate cost of investments for federal income tax purposes of $559,680,884, which consisted of unrealized appreciation of $87,803,712 and unrealized depreciation of $34,438,563.

--------------------------------------------------------------------------------
4.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2000.


                                                 www.americancentury.com      17


VP Income & Growth--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                               2000(1)             1999             1998           1997(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ...   $      8.00        $      6.78      $      5.39     $      5.00
                                           -----------        -----------      -----------     -----------
Income From Investment Operations
  Net Investment Income ................          0.02               0.08(3)          0.03            0.02
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ....         (0.31)              1.14             1.41            0.37
                                           -----------        -----------      -----------     -----------
  Total From Investment Operations .....         (0.29)              1.22             1.44            0.39
                                           -----------        -----------      -----------     -----------
Distributions
  From Net Investment Income ...........         (0.04)             --(4)            (0.04)           --
  From Net Realized Gains on
  Investment Transactions ..............          --                 --              (0.01)           --
                                           -----------        -----------      -----------     -----------
  Total Distributions ..................         (0.04)             --(4)            (0.05)           --
                                           -----------        -----------      -----------     -----------
Net Asset Value, End of Period .........   $      7.67        $      8.00      $      6.78     $      5.39
                                           ===========        ===========      ===========     ===========
  Total Return(5) ......................         (3.58)%            18.02%           26.87%           7.80%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ..................          0.70%(6)           0.70%            0.70%           0.70%(6)
Ratio of Net Investment Income
to Average Net Assets ..................          0.95%(6)           1.09%            1.43%           1.94%(6)
Portfolio Turnover Rate ................            29%                50%              55%             10%
Net Assets, End of Period
  (in thousands) .......................   $   614,252        $   459,110      $   109,626     $     1,230

(1)  Six months ended June 30, 2000 (unaudited).

(2)  October 30, 1997 (inception) through December 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Per share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(6)  Annualized.


18      1-800-345-6488                        See Notes to Financial Statements


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     AMERICAN CENTURY VP INCOME & GROWTH seeks current income and capital appreciation by investing in a diversified portfolio of common stocks. Its goal is to achieve a total return that exceeds the total return of the S&P 500. The fund's management team also targets a dividend yield that is higher than the yield of the S&P 500.

     Computer models are used as key tools in the management team's investment decisions. A stock-ranking model analyzes a sizable universe of stocks based on their expected return. The model looks at both growth and value measures such as cash flow, earnings growth, and price/earnings ratio. Once the stocks are ranked, another model creates a portfolio that balances high-ranking stocks with an overall risk level that is comparable to the fund's benchmark index.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is composed of 500 large-capitalization stocks traded on domestic exchanges. It is considered a broad measure of U.S. stock performance.

     The S&P 500/BARRA VALUE INDEX and the S&P 500/BARRA GROWTH INDEX are capitalization-weighted indices made up of the stocks from the S&P 500. The value index contains firms with lower price-to-book ratios; conversely, the growth index has firms with higher price-to-book ratios.

     The S&P MIDCAP 400 is composed of 400 mid-capitalization stocks traded on domestic exchanges. It is considered a broad measure of mid-sized stock performance.

     The S&P SMALLCAP 600 is composed of 600 small-capitalization stocks traded on domestic exchanges. It is considered a broad measure of small-company stock performance.

[right margin[

INVESTMENT TEAM LEADERS

  Portfolio Managers
       KURT BORGWARDT
       JOHN SCHNIEDWIND


                                                 www.americancentury.com      19


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 18.

PORTFOLIO STATISTICS

* NUMBER OF COMPANIES -- the number of different companies held by the fund on a given date.

* PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

* PORTFOLIO TURNOVER -- the percentage of the fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

TYPES OF STOCKS

* BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

* GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care, and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $8.7 billion. This is Lipper's market-capitalization breakpoint as of June 30, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 are representative indexes of large-cap stock performance.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) between $2.3 billion and $8.7 billion. This is Lipper's market-capitalization breakpoint as of June 30, 2000, although it may be subject to change based on market fluctuations. The S&P 400 and Russell 2500 are representative of mid-cap stock performance.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.3 billion. This is Lipper's market-capitalization breakpoint as of June 30, 2000, although it may be subject to change based on market fluctuations. The S&P 600 and the Russell 2000 are representative of small-cap stock performance.

* VALUE STOCKS -- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

EQUITY TERMS

* DIVIDEND YIELD --a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

* PRICE/BOOK RATIO -- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)


20      1-800-345-6488


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                www.americancentury.com      21


Notes
--------------------------------------------------------------------------------


22      1-800-345-6488


Notes
--------------------------------------------------------------------------------


                                                www.americancentury.com      23


Notes
--------------------------------------------------------------------------------


24      1-800-345-6488


[inside back cover]


===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
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                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Large Cap Value
Strategic Allocation --         Tax-Managed Value
   Moderate                     Income & Growth
Strategic Allocation --         Value
   Conservative                 Equity Income

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INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

Veedot(reg.sm)                  Global Gold            Emerging Markets
New Opportunities               Technology             International Discovery
Giftrust(reg.tm)                Life Sciences          International Growth
Vista                                                  Global Growth
Heritage
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]
American
Century

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


0008                                 American Century Investment Services, Inc.
SH-SAN-21703                      (c)2000 American Century Services Corporation